THE DEFENSIVE EQUITY PORTFOLIO

                     OF ANALYTIC OPTIONED EQUITY FUND, INC.

Dear Shareholder:

     The accompanying Combined Proxy Statement and Prospectus contains an important proposal for your consideration as a shareholder of The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. ("Analytic Fund"). Your Board of Directors has proposed that Analytic Fund combine with the PBHG Advisor Defensive Equity Fund (the "Advisor Fund"), a series of PBHG Advisor Funds, Inc. (PBHG Advisor Funds) (the "Reorganization"). If the proposed Reorganization is approved, you will receive shares of the Advisor Fund having an aggregate net asset value equal to the aggregate net asset value of your Analytic Fund shares, with no tax effect to you.

     Analytic Fund was established in 1977 with an objective of obtaining a greater long-term total return and smaller fluctuations in quarterly total returns from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. While Analytic Fund has performed well, it has not reached the "critical mass" of assets that is necessary to achieve operating efficiencies.

     Your Board of Directors believes that the Reorganization is in the best interest of the shareholders of Analytic Fund. The investment objectives and policies of the Advisor Fund are the same as those of Analytic Fund.
Analytic o TSA Global Asset Management, Inc. ("Analytic o TSA"), the adviser to Analytic Fund, is the sub-adviser to the Advisor Fund, so your investment will continue to benefit from Analytic o TSA's distinctive investment philosophy. If, as expected, the distributor of the Advisor Fund is able to distribute Advisor Fund shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to the Advisor Fund and its shareholders. In addition, following the Reorganization, you will be able to purchase additional shares of the Adviser Fund or other funds in PBHG Advisor Funds without paying an initial sales charge, and you will be able to freely exchange your Advisor Fund shares without paying an initial sales charge for shares of the same class of the other funds in PBHG Advisor Funds representing a wide range of investment objectives and policies.

     The enclosed materials provide more information about the proposal. Please read this information carefully and call us if you have any questions. Our toll free number is 1-800-374-2633.

     Your vote is important no matter how many shares you own. Voting your shares early will help us avoid follow-up mailings and telephone solicitations.

     After reviewing the enclosed materials, we ask that you vote FOR the proposed Reorganization by completing, dating, and signing your proxy card, and mailing it to us.

                                        Sincerely,

                                        /s/ Michael Koehn
                                        ---------------------
                                        Michael Koehn
                                        Chairman
                                        The Analytic Optioned Equity Fund, Inc.

                            PBHG ADVISOR FUNDS, INC.

Dear Shareholder:

     On behalf of the PBHG Advisor Funds let me welcome you and say we look forward to the opportunity to have you join us as a shareholder of the PBHG Advisor Defensive Equity Fund (the "Advisor Fund").

     In recommending approval of the proposed Reorganization of The Defensive Equity Portfolio of Analytic Optioned Fund, Inc. (the "Analytic Fund") into the Advisor Fund, the Analytic Fund Board of Directors asked us to make certain additional shareholder services available to you as a former Analytic Fund shareholder. We are pleased to be able to honor this request and provide to you the following opportunity.

     After the Reorganization, you will be able to continue to purchase additional Class A shares of your new Advisor Fund without paying an initial sales charge. You will also be able to purchase Class a shares of any other PBHG Advisor Fund portfolio without paying an initial sales charge.

     We believe this is a significant benefit to you as the maximum sales charge for Class A shares would normally be 5.75% of the PBHG Advisor Defensive Equity Fund.

     We are happy to provide you with this unique opportunity to purchase Class A shares of any PBHG Advisor Fund portfolio at NAV for the lifetime of your account and look forward to having you join us a PBHG Advisor Fund shareholder.


                                   Sincerely,

                                   /s/ Paul J. Hondros
                                   --------------------------
                                   Paul J. Hondros
                                   Executive Vice President
                                   PBHG Advisor Funds, Inc.

                         THE DEFENSIVE EQUITY PORTFOLIO
                                       OF
                      ANALYTIC OPTIONED EQUITY FUND, INC.



                        IMPORTANT NEWS FOR SHAREHOLDERS


Q.   What is Happening?

A. You are being asked to vote on the Agreement and Plan of Reorganization (the "Agreement"), dated as of June 4, 1998, between The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. ("Analytic Fund") and
     PBHG Advisor Funds, Inc., a Maryland corporation ("PBHG Advisor Funds") acting on behalf of PBHG Advisor Defensive Equity Fund (the "Advisor Fund"). The Agreement provides for the reorganization of Analytic Fund into the Advisor Fund, which is a newly created investment portfolio of PBHG Advisor Funds (the "Reorganization"). The Board of Directors of Analytic Fund has unanimously approved the Agreement and the reorganization as being fair to and in the best interest of Analytic Fund shareholders.

Q.   Why am I Being Asked to Approve the Agreement?

A. Under applicable law, a majority of the shareholders of Analytic Fund must approve the Agreement before the Reorganization can take effect.

Q.   Why is Analytic Fund Undergoing the Reorganization?

A. Analytic Fund's assets have decreased from approximately $91 million in 1992 to approximately $46 million currently, as a result of shareholder redemptions. The board of Directors determined that, based on the distribution systems available to Analytic Fund under its current structure, its assets are unlikely to grow significantly in the foreseeable future. As a result, the Board of Directors believes Analytic Fund would likely have increasing difficulty in maintaining adequate economies of scale and competitive expense levels in the future.

Q.   How Will the Reorganization Affect Me as a Shareholder?

A. Under the terms of the Agreement, Analytic Fund will be combined with the Advisor Fund. On the closing date for the Reorganization, substantially all of the property and assets of Analytic Fund will be transferred to the Advisor Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the Advisor Fund to Analytic Fund. Analytic Fund will then distribute Advisor Fund shares to the shareholders of Analytic Fund, so that you will receive Advisor Fund shares having an aggregate net asset value equal to the net asset value of your Analytic Fund shares.

Q.   When Will the Reorganization be Completed?

A. Assuming approval by shareholders and satisfaction of other closing conditions, the transaction is scheduled to be completed by August 31, 1998.

Q.   Once the Transaction Has Been Completed, Who Will Manage the Advisor Fund?

A. Analytic o TSA will continue to be responsible for the day to day management of the Advisor Fund. PBHG Advisor Funds and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") have entered into an investment agreement with respect to the Advisor Fund (the "Advisory Agreement"). PBHG Advisor Funds, Pilgrim Baxter, and Analytic o TSA have entered into an investment sub-advisory agreement pursuant to which Analytic o TSA has assumed responsibility for management of the Advisor Fund. Thus, you will continue to benefit from Analytic o TSA's unique investment philosophy.

Q.   Will I Continue To Be Able to Purchase Shares Without a Sales Charge?

A. Following the reorganization, you will be able to purchase additional shares of all other funds in PBHG Advisor Funds, representing a wide range of investment objectives and policies, without paying an initial sales charge for those shares.

Q.   Whom Should Shareholders Call if They Have Questions?

A.   Contact Pilgrim Baxter & Associates, Ltd. at 1-888-800-2685.

                         THE DEFENSIVE EQUITY PORTFOLIO
                     OF ANALYTIC OPTIONED EQUITY FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 27, 1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. ("Analytic Fund") will be held at the offices of Analytic Fund, 700 South Flower Street, Suite 2400, Los Angeles, California 90017, on August 27, 1998, at 10:00 a.m., for the following purposes.

          1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Agreement") between Analytic Fund and PBHG Advisor Funds, Inc. ("PBHG Advisor Funds"), providing for (a) the acquisition of all the assets of Analytic Fund by PBHG Advisor Defensive Equity Fund (the "Advisor Fund"), a series of PBHG Advisor Funds, in exchange for Class A shares of the Advisor Fund, and (b) the liquidation and dissolution of Analytic Fund and the pro rata distribution of its holdings of Advisor Fund shares to its shareholders.

          2. To transact any other business that may properly come before the Special Meeting.

     Only shareholders of record at the close of business on June 30, 1998, the record date for the Special Meeting, will be entitled to vote at the Special Meeting or any adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     As a shareholder you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to complete, sign, date and return the enclosed proxy in the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid further solicitation. Sending in your proxy will not prevent you from voting your shares in person at the Special Meeting and you may revoke your proxy by advising the Secretary of Analytic Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ Marie Nastasi Arlt
                                          ---------------------------
                                          Marie Nastasi Arlt
                                          Secretary

July 17, 1998

                       THE DEFENSIVE EQUITY PORTFOLIO OF

                      ANALYTIC OPTIONED EQUITY FUND, INC.
                            UAM FUND SERVICES, INC.
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                        BOSTON, MASSACHUSETTS 02228-2798
                           TOLL FREE: (800) 374-2633

                            PBHG ADVISOR FUNDS, INC.

                       PBHG ADVISOR DEFENSIVE EQUITY FUND
                     C/O PILGRIM BAXTER & ASSOCIATES, LTD.
                               825 DUPORTAIL ROAD
                           WAYNE, PENNSYLVANIA 19087
                           TOLL FREE: (888) 800-2685

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED JULY 17, 1998

     This Combined Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Analytic Optioned Equity Fund, Inc., a California corporation ("Analytic Fund"), in connection with the Special Meeting of Shareholders of Analytic Fund (the "Special Meeting") to be held at the offices of Analytic Fund, 700 South Flower Street, Suite 2400, Los Angeles, California 90017 on August 27, 1998, at 10:00 a.m.

     At the Special Meeting, the shareholders of Analytic Fund will be asked to approve or disapprove the Agreement and Plan of Reorganization (the "Agreement"), dated as of June 4, 1998, between Analytic Fund and PBHG Advisor Funds, Inc., a Maryland corporation ("PBHG Advisor Funds"). The Agreement provides for the reorganization of Analytic Fund into a newly created investment portfolio of PBHG Advisor Funds (the "Reorganization"). The Board of Directors of Analytic Fund has unanimously approved the Agreement and the reorganization as being fair to and in the best interest of the Analytic Fund shareholders.

     Under the terms of the Agreement, Analytic Fund will be combined with the PBHG Advisor Defensive Equity Fund (the "Advisor Fund"). On the closing date for the Reorganization (the "Closing Date"), which is currently scheduled to take place on August 31, 1998, substantially all of the property and assets of Analytic Fund (except for certain excluded assets and a reserve for certain expenses and liabilities) will be transferred to the Advisor Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the voting common stock of the Advisor Fund to Analytic Fund. Analytic Fund will then make liquidating distributions of the Advisor Fund shares to the shareholders of Analytic Fund, so that each shareholder of Analytic Fund on the Closing Date will receive Advisor Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Analytic Fund shares immediately before the Closing Date. Following the Reorganization, Analytic Fund will pay or make provision for payment of all of its liabilities. If any undistributed income and capital gains recognized prior to the transfer of its assets remain, Analytic Fund will distribute those amounts to its shareholders in the form of dividends. Analytic Fund will then be terminated and dissolved under the terms of its Articles of Incorporation and By-Laws. For further information about the Reorganization and the Agreement, see "Additional Information About the Agreement."

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Advisor Fund is a separate investment portfolio of PBHG Advisor Funds that was created specifically for the purpose of the Reorganization. The investment objective of the Advisor Fund is the same as that of Analytic Fund, to achieve a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. This investment objective may not be changed without shareholder approval in accordance with applicable requirements of the Investment Company Act of 1940, as amended, (the "1940 Act"). See "Comparison of Investment Objectives and Policies."

     This Combined Proxy Statement and Prospectus sets forth concisely the information that a shareholder of Analytic Fund should know before voting on the Agreement and the Reorganization, and it should be retained for future reference. The Agreement is attached to this Combined Proxy Statement and Prospectus as Exhibit A.

     The Prospectus for PBHG Advisor Funds, dated July 14, 1998, which describes the investment program and operation of the Advisor Fund, a copy of which is delivered herewith, is incorporated by reference into this Combined Proxy Statement and Prospectus. A Prospectus for Analytic Fund dated April 22, 1998, is also incorporated herein by reference. Further information concerning the matters considered herein is set forth in the Statement of Additional Information to this Combined Proxy Statement and Prospectus dated July 14, 1998 which is hereby incorporated by reference. Each of these documents is on file with the Securities and Exchange Commission ("SEC"), and is available without charge upon oral or written request by writing or calling Analytic Fund or PBHG Advisor Funds at the addresses and telephone numbers shown on the cover page of this Combined Proxy Statement and Prospectus. The SEC maintains a Web site at http:\\www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information regarding PBHG Advisor Funds, Analytic Fund, and other registrants that file electronically with the SEC.

     This Combined Proxy Statement and Prospectus constitutes the proxy statement of Analytic Fund for the Special Meeting of Shareholders and the prospectus for the shares of the Advisor Fund which are to be issued in connection with the Reorganization.

     The Notice of Special Meeting of Shareholders, this Combined Proxy Statement and Prospectus, and the accompanying proxy are expected to first be sent to shareholders of Analytic Fund on or about July 17, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    1

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES............    6

RISK FACTORS................................................    7

INFORMATION ABOUT THE AGREEMENT.............................    8

RIGHTS OF SHAREHOLDERS......................................   11

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE             14
  COMMISSION................................................

ADDITIONAL INFORMATION ABOUT EACH FUND......................   15

CAPITALIZATION..............................................   15

OWNERSHIP OF ANALYTIC FUND SHARES...........................   16

INFORMATION RELATING TO VOTING MATTERS......................   16

Exhibit A:  Agreement and Plan of Reorganization
Exhibit B:  Discussion of Performance of The Defensive Equity Portfolio of
            Analytic Optioned Equity Fund
Exhibit C:  Prospectus of PBHG Advisor Funds, Inc.

                                    SUMMARY

     The following is a summary of certain information relating to the Agreement, the proposed Reorganization, the Fund and PBHG Advisor Funds. It is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement and Prospectus and the related Statement of Additional Information, the Prospectus of PBHG Advisor Funds, Inc., the Prospectus of the Fund and the Agreement attached to this Combined Proxy Statement and Prospectus as Exhibit A.

PROPOSED REORGANIZATION AND THE AGREEMENT

     Under the terms of the Agreement, Analytic Fund will be combined with the Advisor Fund. On the closing date for the Reorganization, which is currently scheduled to take place on August 31, 1998, substantially all of the property and assets of Analytic Fund (except for certain excluded assets and a reserve for certain expenses and liabilities) will be transferred to the Advisor Fund. Upon such transfer, PBHG Advisor Funds will issue Class A shares of the voting common stock of the Advisor Fund to Analytic Fund. Analytic Fund will then make liquidating distributions of the Advisor Fund shares to the shareholders of Analytic Fund, so that each shareholder of Analytic Fund on the Closing Date will receive Advisor Fund shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Analytic Fund shares immediately before the Closing Date. Following the Reorganization, Analytic Fund will pay or make provision for payment of all of its liabilities. If any undistributed income and capital gains recognized prior to the transfer of its assets remain, Analytic Fund will distribute those amounts to its respective shareholders in the form of dividends. Analytic Fund will then be dissolved. For further information about the Reorganization and the Agreement, see "Additional Information About the Agreement."

     Paul, Hastings, Janofsky & Walker LLP, counsel for Analytic Fund, will issue an opinion as of the Closing Date to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

REASONS FOR REORGANIZATION

     The Board of Directors of Analytic Fund, including the independent directors, has determined that it is in the best interest of Analytic Fund and its shareholders to reorganize into the Advisor Fund. In making such determination, the Board of Directors considered, among other things, the decrease in the size of Analytic Fund's assets during the last several years as a result of shareholder redemptions, the relatively small current assets of Analytic Fund, and the lack of substantial prospects for significant future sales growth, all of which will create difficulty in maintaining adequate economies of scale.

     In addition, the Board of Directors of Analytic Fund considered the following factors: (a) the investment objectives and policies of Analytic Fund and the Advisor Fund are the same; (b) Analytic o TSA serves as adviser to Analytic Fund and will serve as sub-adviser to the Advisor Fund, providing day-to-day portfolio management for the Advisor Fund; (c) the Reorganization will be tax-free to Analytic Fund and its shareholders; and (d) holders of shares of the Advisor Fund have a broader range of shareholder services available to them than holders of shares of Analytic Fund.

     The Board of Directors considered the fact that the ratio of total operating expenses to average net assets is higher for the Advisor Fund than for the Analytic Portfolio. Although the projected expense ratios of the Advisor Fund are higher than those of the Analytic Portfolio, Pilgrim Baxter presented information to the Board of Directors with respect to projected growth of the total assets of the Advisor Fund which indicated that the Advisor Fund should provide Analytic Portfolio's shareholders with a more advantageous long-term cost structure than would otherwise be available from the Analytic Portfolio.

     See the discussion under "Additional Information About the Agreement -- Board Consideration" for more information concerning the deliberations of the Board of Directors.

RISK CONSIDERATIONS

     The risks involved in investing in Analytic Fund and the Advisor Fund are the same, given that the investment objectives, policies and restrictions of the Advisor Fund are the same as those of Analytic Fund. See "Risk Factors" below.

OVERVIEW OF ANALYTIC FUND AND THE ADVISOR FUND

Investment Objectives and Policies.

     The investment objectives and policies of Analytic Fund and the Advisor Fund are the same. The Advisor Fund was created specifically for the purpose of the Reorganization.

     The investment objective of the Advisor Fund, a diversified portfolio, is to provide a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. This investment objective may not be changed without shareholder approval in accordance with applicable requirements of the 1940 Act.

Advisory and Administrative Services

     Analytic Fund

     Analytic o TSA, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017, is the adviser of Analytic Fund. Analytic o TSA is a wholly owned subsidiary of United Asset Management Corporation ("UAM").

     Pursuant to an Investment Advisory Agreement with Analytic Fund,
Analytic o TSA, subject to the control and direction of Analytic Fund's Officers and Board of Directors, manages Analytic Fund in accordance with its stated investment objective and policies and makes investment decisions for Analytic Fund.

     UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, performs and oversees all administrative, fund accounting, dividend disbursing and transfer agent services to Analytic Fund pursuant to a Fund Administration Agreement with Analytic Fund (the "Administration Agreement"). For its services UAM Fund Services receives a fee based on net assets. UAM Fund Services' principal office is located at 211 Congress Street, Boston, Massachusetts 02110. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank. Chase Global Funds Services Company is located at 73 Tremont Street, Boston, Massachusetts 02108.

     Advisor Fund

     PBHG Advisor Funds and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") have entered into an investment advisory agreement with respect to the Advisor Fund (the "Advisory Agreement"). PBHG Advisor Funds, Pilgrim Baxter and Analytic
o TSA have entered into an investment sub-advisory agreement pursuant to which Analytic o TSA has assumed responsibility for management of the Advisor Fund. Under the terms of the sub-advisory agreement, Analytic o TSA provides a program of continuous investment management for the Advisor Fund in accordance with its investment objective, policies and limitations, makes investment decisions for the Advisor Fund, and places orders to purchase and sell securities for the Advisor Fund, subject to the supervision of the Board of Directors of PBHG Advisor Funds. Pilgrim Baxter is a wholly-owned subsidiary of UAM.

     PBHG Fund Services, a wholly owned subsidiary of Pilgrim Baxter, serves as the administrator for PBHG Advisor Funds, and SEI Fund Resources serves as sub-administrator for PBHG Advisor Funds.

     Ownership of Advisors

     Pilgrim Baxter is wholly-owned by UAM, as is Analytic o TSA. On or about July 24, 1998, UAM intends to contribute the stock of Analytic o TSA to Pilgrim Baxter so that Analytic o TSA will become a wholly-owned subsidiary of Pilgrim Baxter.

EXPENSE LEVELS

     The following table sets forth the current fees and expenses of Analytic Fund for the fiscal period ended December 31, 1997, and the expected expenses for the Class A shares of the Advisor Fund. Analytic Fund shareholders will be able to purchase additional shares of the Advisor Fund or any other portfolio of PBHG Advisor Funds without paying an initial sales charge, and will be permitted to exchange their Advisor Funds shares for shares of any portfolio of PBHG Advisor Funds without payment of an initial sales charge. The maximum sales load shown in the table below is not applicable to Analytic Fund shareholders.

                         ANALYTIC FUND -- ADVISOR FUND

                                                                         ADVISOR
                                                             ANALYTIC   FUND AND
                                                               FUND     PRO FORMA
                                                             --------   ---------
Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases
     (as a percentage of the offering price)...............    None       5.75%

Annual Operating Expenses
(as a percentage of average net assets)


                                                                         ADVISOR
                                                             ANAYTIC    FUND AND
                                                               FUND     PRO FORMA
                                                               ----       ----
Advisory Fees(1) (after fee waivers for Advisor Fund)......    0.75%      0.22%
                                                               ----       ----
12b-1 Fees(2)..............................................    0.00%      0.25%
Other Expenses(1,3)
  (after expense reimbursement for Advisor Fund)...........    0.55%      0.94%
                                                               ----       ----
Total Operating Expenses(1,3)
  (after fee waivers and expense reimbursement for Advisor
  Fund)....................................................    1.30%      1.41%
                                                               ====       ====

------------------
1. Because PBHG Advisor Funds has not yet commenced operations, "Other Expenses" are based on estimated amounts, net of any fee waiver or expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of the Advisor Fund would be 0.60%, 0.94% and 1.79%, respectively.

2. As a result of the 12b-1 fees, long-term shareholders of Class A shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. PBHG Advisor Funds estimates that the maximum permissible front-end sales charge would not be exceeded for a substantial number of years.

3. Pilgrim Baxter has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of the Advisor Fund to 0.82% of average daily net assets. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of the Advisor Fund under its multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of Pilgrim Baxter, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles;
   (ii) expenses specifically allocated to a class of shares of the Advisor Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of the Advisor Fund's business. The fee waiver/expense reimbursement arrangement for the Advisor Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by Pilgrim Baxter is subject to a possible reimbursement by the Advisor Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

                            EXAMPLE OF FUND EXPENSES

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

FUND                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                                             ------   -------   -------   --------
Analytic Fund..................................   $13      $ 41      $ 71       $157
Advisor Fund (1)...............................   $71      $100      $130       $217

------------------
(1) The Advisor Fund expenses shown above include initial sales charges. Analytic Fund shareholders will not be subject to such sales charges and will incur expenses of $14, $45, $77 and $169 for the 1 year, 3 year, 5 year and 10 year periods respectively.

The examples are based upon total operating expenses for the funds, as set forth in the "Annual Operating Expenses" tables above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Analytic Fund and in the Advisor Fund after the Reorganization.

Organization

     Analytic Fund is organized as a California corporation. PBHG Advisor Funds is organized as a Maryland corporation.

Purchase, Exchange and Redemption Policies

     Analytic Fund

     Shares of Analytic Fund are purchased directly from Analytic Fund with no sales charge or commission at the net asset value per share next computed after an order and payment are received by Analytic Fund. Any order received after 4:00 p.m. Eastern time is processed at the next day's closing net asset value. There is no minimum initial or subsequent purchase of Analytic Fund shares by tax deferred retirement plans (including IRA, SEP-IRA and profit sharing and money purchase plans) or Uniform Gifts to Minors Act accounts. For other investors the minimum is $5,000 for an initial purchase of Analytic Fund shares, and there is no minimum for subsequent purchases.

     Redemptions may be made on any business day. Shares are redeemed without a charge and redemptions may be made by telephone or written instructions. Redemption orders placed prior to 4:00 p.m. Eastern time will be effective that day. Shares are redeemed at the net asset value per share net computed after instructions and required documents are received in proper form.

     Advisor Fund

     Purchases are made through an investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). A purchase order will be effective as of the Business Day received if it is in good order and if PBHG Advisor Funds receives payment by check or readily available funds prior to 4:00 p.m. Eastern time.

     No sales charge will be imposed in connection with the issuance of Class A shares of the Advisor Fund as part of the Reorganization. A sales charge of up to 5.75% is generally imposed on purchases of Class A shares of the Advisor Fund at the time of purchase. Analytic Fund shareholders will be able to purchase additional shares of the Advisor Fund or any other portfolio of PBHG Advisor Funds without paying an initial sales charge. Class A shares are not subject to any charges when they are redeemed, (except that sales at net asset value in excess of $1 million are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge). This contingent deferred sales charge does not apply to Analytic Fund shareholders. Certain purchases of Class A shares (other than purchases by Analytic Fund shareholders) qualify for a sales charge waiver or reduction. Class A shares bear a distribution fee currently at the annual rate of 0.25% of the Advisor Fund's average net assets attributable to Class A shares which is imposed pursuant to a distribution plan approved by the Board of Directors of PBHG Advisor Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The minimum initial investment in Class A shares of the Advisor Fund is $2,500 for regular accounts and $2,000 for Individual Retirement Accounts. There is no minimum for subsequent investments.

     Redemptions may be made on any Business Day. Redemption orders placed prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective.

     Shares of the Advisor Fund may generally be exchanged for shares of the same class of the other portfolios of PBHG Advisor Funds at net asset value. Analytic Fund shareholders will be permitted to exchange their Advisor Fund shares for shares of any other PBHG Advisor Funds portfolios without payment of a sales charge.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives, investment policies and investment restrictions of Analytic Fund and the Advisor Fund are the same. The Advisor Fund was created specifically for the purpose of the Reorganization. The following discussion summarizes the investment objectives and policies of the Advisor Fund.

INVESTMENT OBJECTIVES AND POLICIES

     The Advisor Fund, a diversified portfolio, seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. This investment objective may not be changed without shareholder approval in accordance with applicable requirements of the 1940 Act.

     The Advisor Fund seeks to achieve its investment objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges and in securities convertible into common stocks, by selling covered call options and secured put options and by entering into closing purchase transactions with respect to certain of such options. The Advisor Fund may also hedge its portfolio securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures. The Advisor Fund's strategy is to create a well diversified and significantly hedged portfolio using combined stock and option and fixed income and option positions. Typically, the Advisor Fund remains diversified across all industries represented in the Standard & Poor's 500 Index with similar industry weightings.

     Total return will be obtained from the following sources:

     o premiums from expired options.

     o net profits, if any, from closing purchase or closing sale transactions.

     o dividends received on the securities in the Fund's portfolio.

     o net realized capital gains, if any.

     o net changes in unrealized capital appreciation, if any.

     o interest income from money market instruments, U.S. Government securities, convertible securities, and short sales.

     In seeking a greater long-term total return, the Advisor Fund will equally emphasize current return and long-term capital gains. Since opportunities to realize net gains from covered option writing programs and yields on stocks, money market instruments, U.S. Government securities convertible debt securities and short sales vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Advisor Fund's total return will fluctuate and therefore there can be no assurance that the Advisor Fund will be able to achieve its investment objective.

     At least 65% of the Advisor Fund's total assets and at least 80% of the Advisor Fund's total assets (taken at current value) excluding cash, cash equivalents and U.S. Securities, will be invested in dividend paying common stocks which have been approved by one or more exchanges as underlying securities for listed call or put options, or securities which are convertible into such common stocks without the payment of further consideration. The Advisor Fund may invest its cash reserves in securities of the U.S. Government and its agencies or the following cash equivalents: deposits in domestic banks, bankers' acceptances, certificates of deposit, commercial paper, or securities of registered investment companies.

GENERAL INVESTMENT POLICIES

     The investment objective of Analytic Fund is a fundamental policy, meaning it may not be changed without a vote of a majority of Analytic Fund's outstanding shares. The investment objective of the Advisor Fund is also a fundamental policy.

     Pilgrim Baxter and Analytic o TSA expect that under normal market conditions the annual portfolio turnover rate for the Advisor Fund will not exceed 100%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which would be paid by the Advisor Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

     Under normal market conditions, the Advisor Fund expects to be fully invested in its primary investments. However, for temporary defensive purposes, when the adviser or sub-adviser, as appropriate, determines that market conditions warrant, the Advisor Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one Nationally Recognized Statistical Ratings Organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and the Advisor Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the Advisor Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See the Statement of Additional Information for additional information, with respect to the investment policies of the Advisor Fund.

PORTFOLIO MANAGERS

     Pursuant to the investment sub-advisory agreement by and among PBHG Advisor Funds, on behalf of the Advisor Fund, Pilgrim Baxter and Analytic o TSA, Analytic o TSA is responsible for the management of the Advisor Fund.

     Dennis M. Bein and Harindra de Silva are the portfolio managers for Analytic Fund and will be responsible for managing the Advisor Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic o TSA since August 1995. From August 1990 to March 1998, he was with Analysis Group, Inc., most recently as a senior associate. Dr. de Silva is the President of Analytic Fund and of Analytic o TSA, which he joined in May of 1995. Previously he served as a principal of Analysis Group, Inc., from March 1986 through March 1998. They are subject to the supervision of Analytic o TSA's investment management committee.

                                  RISK FACTORS

     The Advisor Fund has the same investment objectives and policies as Analytic Fund. The investments of the Advisor Fund will be managed by the same portfolio managers of Analytic o TSA that are responsible for management of Analytic Fund, using the same investment techniques and strategies. Accordingly, the risks associated with an investment in the Advisor Fund should be the same as the risks associated with an investment in Analytic Fund.

                        INFORMATION ABOUT THE AGREEMENT

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement attached as Exhibit A.

DESCRIPTION OF THE AGREEMENT

     The Agreement provides that at the Closing Date substantially all of the property and assets of Analytic Fund will be transferred to the Advisor Fund free and clear of all liens, encumbrances, and claims, except for (a) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the books of Analytic Fund and (b) cash or bank deposits (the "Reserve Account") in an amount necessary to discharge all of the unpaid liabilities on the books and records of Analytic Fund at the Closing Date (including any amounts due to shareholders of Analytic Fund for unpaid dividends or otherwise) and to pay contingent liabilities, if any, that the Board of Directors of Analytic Fund may reasonably deem to exist against Analytic Fund at the Closing Date. (The property and assets to be transferred to the Advisor Fund are referred to as "Analytic Fund's Net Assets.") Upon the satisfaction or other resolution of all such liabilities and obligations, any amount remaining from the Reserve Account will be transferred to the Advisor Fund.

     In exchange for the transfer to the Advisor Fund of Analytic Fund's Net Assets, PBHG Advisor Funds will simultaneously issue at the Closing Date full and fractional Class A shares of the Advisor Fund to Analytic Fund for distribution pro rata by Analytic Fund to its shareholders. The Class A shares issued by PBHG Advisor Funds will have an aggregate net asset value equal to the value of Analytic Fund's Net Assets on the Closing Date.

     On the Closing Date, Analytic Fund will be liquidated and distribute pro rata to its shareholders the Advisor Fund Class A shares received by Analytic Fund. Each shareholder owning Analytic Fund Shares at the Closing Date will receive Advisor Fund Class A shares having an aggregate net asset value equal to the aggregate net asset value of his or her Analytic Fund Shares, plus the right to receive any dividends or distributions which were declared before the Closing Date but that remained unpaid at that time on Analytic Fund Shares. In connection with the Reorganization, Analytic Fund will be dissolved.

     The share transfer books of Analytic Fund will be permanently closed as of the close of business on the business day immediately preceding the Closing Date. Redemption requests received thereafter by Analytic Fund will be deemed to be redemption requests for the Advisor Fund Class A shares.

     The Reorganization is subject to a number of conditions, including, among other things: (a) approval of the Agreement and the transactions contemplated thereby described in this Combined Proxy Statement and Prospectus by Analytic Fund's shareholders; (b) that the shares of the Advisor Fund that will be offered for sale after the Closing Date be duly registered under the Securities Act of 1933 (the "1933 Act") on the Closing Date; (c) the receipt of certain legal opinions described in Sections 7 and 8 of the Agreement, which include a legal opinion that the Advisor Fund Class A shares issued as described in the Agreement at the Closing Date will be duly authorized, validly issued, fully paid, and non-assessable and a legal opinion that the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to Analytic Fund or its shareholders; (d) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and other matters; and (e) the parties' performance of their respective agreements and undertakings in the Agreement. Assuming satisfaction of the conditions in the Agreement, the Closing Date will be on August 31, 1998, or such other date as is agreed to by the parties.

     Pilgrim Baxter and Analytic o TSA will be liable for all reasonable expenses incurred by the Advisor Fund and Analytic Fund in connection with entering into and carrying out the transactions contemplated by the Agreement, whether or not the transactions are consummated. Analytic o TSA has agreed to indemnify the directors ("Directors") of Analytic Fund against any losses arising out of their services as Director of Analytic Fund.

     The Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the mutual consent of the parties to the Agreement. In such event, there will be no liability for damages on the part of either Analytic Fund or the Advisor Fund, or Analytic Fund's Board of Directors or officers or PBHG Advisor Funds' Board of Directors or officers, but Pilgrim Baxter and Analytic o TSA will be liable for reimbursement of all reasonable expenses incurred in connection with entering into and carrying out the transaction contemplated by the Agreement. At any time prior to or after approval of the Agreement by Analytic Fund's shareholders, Analytic Fund and PBHG Advisor Funds may amend, modify, or supplement the Agreement. However, no such amendment, modification or supplement mode after approval of the Agreement by Analytic Fund shareholders may have the effect of changing the provisions for determining the number of Advisor Fund Class A shares to be distributed to Analytic Fund shareholders under the Agreement to the detriment of the Analytic Fund shareholders, unless the Analytic Fund shareholders approve such change or unless the amendment merely changes the Closing Date.

BOARD CONSIDERATION

     The Board of Directors of Analytic Fund has unanimously determined that the proposed Reorganization is in the best interest of the shareholders of Analytic Fund, and recommends the approval of the Agreement by such shareholders at the Special Meeting. The following is a summary of the information that was presented to, and considered by, the Board of Directors in making their determination.

     Initially, the Board of Directors reviewed several areas of concern regarding Analytic Fund. The Board of Directors reviewed the decrease in the size of Analytic Fund's assets during the last several years, from approximately $91 million in 1992 to approximately $46 million currently, as a result of shareholder redemptions. The Board determined that, based on the distribution systems available to Analytic Fund under its current structure, its assets are unlikely to grow significantly in the foreseeable future. As a result, the Board concluded that Analytic Fund would likely have increasing difficulty in maintaining adequate economies of scale and competitive expense levels in the future.

     At a meeting of the Board of Directors held on May 28, 1998, management of Analytic Fund proposed that the Board of Directors approve the proposed Reorganization. During the course of their review and deliberation, the Directors evaluated the potential benefits and detriments to Analytic Fund and its shareholders. The Directors requested and received from Analytic o TSA and Pilgrim Baxter written materials containing relevant information about the Advisor Fund and the proposed Reorganization, including fee and expense information on a future estimated basis. Analytic o TSA and Pilgrim Baxter also provided the Directors with comparative expense ratio information, analyses of the projected benefits to the shareholders of Analytic Fund resulting from the proposed Reorganization, information regarding the marketing plan for the PBHG Advisor Funds, projections of anticipated growth for the Acquiring Funds, and a variety of other information relevant to the consideration of the proposed Reorganization.

     The Board of Directors considered the fact that the ratio of total operating expenses to average net assets is higher for the Advisor Fund than for the Analytic Portfolio. The current projected expense ratio for the Advisor Fund is 38% higher than the expense ratio for the Analytic Portfolio without consideration of fee waivers and expense reimbursements by Pilgrim Baxter, but only 8% higher when those fee waivers and expense reimbursements are taken into account. Although the projected expense ratios of the Advisor Fund are higher than those of the Analytic Portfolio, Pilgrim Baxter presented information to the Board of Directors with respect to projected growth of the total assets of the Advisor Fund which indicated that the Advisor Fund should provide Analytic Portfolio's shareholders with a more advantageous long-term cost structure than would otherwise be available from the Analytic Portfolio.

     In addition, the Board of Directors noted that the shareholders of Analytic Fund would not be subject to additional potential or actual investment risks as shareholders of the Advisor Fund, and that the Reorganization would result in continuity of investment advisory services, since Analytic Fund currently employs Analytic o TSA as investment adviser and the Advisor Fund will employ Analytic o TSA as investment sub-adviser, and the individuals who will serve as the portfolio managers for the Advisor Fund serve as the portfolio managers for Analytic Fund. The Board of Directors noted further that no sales or other initial charges would be imposed on any of the Advisor Fund shares acquired by shareholders of Analytic Fund in connection with the Reorganization and that the shareholders of the Fund would not bear the costs of the Reorganization. Instead, Analytic o TSA and Pilgrim Baxter & Associates, Ltd. will bear the costs of the Reorganization. Finally, the Board of Directors reviewed the terms of the Agreement. The Board of Directors noted that Analytic Fund would be provided with an opinion of counsel with respect to the tax-free treatment of the Reorganization.

     Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of Analytic Fund unanimously determined that the proposed Reorganization is in the best interest of Analytic Fund and its shareholders and that the interests of Analytic Fund's shareholders will not be diluted as a result of the proposed Reorganization, and recommended the approval of the Agreement by shareholders at the Special Meeting.

     On June 4, 1998 the Board of Directors of PBHG Advisor Funds considered the proposed Reorganization with respect to the Advisor Fund. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Board of Directors unanimously determined that the proposed Reorganization was in the best interest of the Advisor Fund and its shareholders and the interests of the existing Advisor Fund shareholders will not be diluted as a result of the proposed Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material federal income tax consequences of the Reorganization to the shareholders of Analytic Fund and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service (the "IRS") and judicial decisions, all of which are subject to change.

     The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (ii) no gain or loss will be recognized by Analytic Fund upon the transfer of its assets to the Advisor Fund or upon the distribution of the shares of the Advisor Fund to its shareholders pursuant to the Reorganization; (iii) no gain or loss will be recognized by any shareholder of Analytic Fund upon the exchange of shares of Analytic Fund solely for shares of the Advisor Fund; (iv) no gain or loss will be recognized by the Advisor Fund on the receipt of the assets of Analytic Fund in exchange for shares of the Advisor Fund as a result of the Reorganization; (v) the tax basis of the shares of the Advisor Fund to be received by a shareholder of Analytic Fund will be the same as the tax basis of the shares of Analytic Fund surrendered in exchange therefor; (vi) the basis to the Advisor Fund of the assets of Analytic Fund will be the same as the basis of those assets in the hands of Analytic Fund immediately prior to the Reorganization; (vii) the holding period of the shares of the Advisor Fund to be received by a shareholder of Analytic Fund will include the holding period for which such shareholder held the shares of Analytic Fund exchanged therefor, provided that such shares of Analytic Fund are capital assets in the hands of such shareholder as of the Closing Date; (viii) the holding period of the assets of Analytic Fund in the hands of the Advisor Fund will include the period during which those assets were held by Analytic Fund; and (ix) the taxable year of Analytic Fund will end on the Closing Date, and the Advisor Fund will succeed to and take into account those attributes of Analytic Fund described in

Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384, if applicable, and the Treasury regulations thereunder.

     As a condition to the Closing, Paul, Hastings, Janofsky & Walker LLP will render a favorable opinion as to the foregoing Federal tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of the Agreement and as of the Closing, of certain representations made by Analytic Fund and PBHG Advisor Funds upon which Paul, Hastings, Janofsky & Walker LLP will rely. Neither Analytic Fund nor PBHG Advisor Funds has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

     The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of Analytic Fund. The tax consequences to certain shareholders, such as dealers in securities, foreign persons, mutual funds, insurance companies and tax-exempt entities, that are subject to special treatment under the Code or under the laws of other jurisdictions may differ materially from those outlined above. All the Analytic Fund shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

                             RIGHTS OF SHAREHOLDERS

     PBHG Advisor Funds is a Maryland corporation and Analytic Fund is a California corporation. There is much that is similar between the two organizations. There are, however, certain differences between the two organizations. The operations of PBHG Advisor Funds, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of Analytic Fund, as a California corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable California law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a California corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any prohibited distribution with knowledge of facts indicating the impropriety thereof, or he receives any distribution which exceeds the amount which he could properly receive under California law or where such liability is necessary to prevent fraud.

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

ELECTION OF DIRECTORS; TERMS; ANNUAL SHAREHOLDER MEETINGS

     Shareholders of a California corporation elect directors at each annual meeting. Directors serve until the next annual meeting of shareholders or until the expiration of the term for which elected and until a successor has been elected and qualified. Analytic Fund is not required to hold annual or special meetings of shareholders unless required by the 1940 Act, and does not do so. The By-Laws of Analytic Fund provide that the Directors shall be elected at the annual meeting of the shareholders and that such annual meeting for the election of Directors will be held only if required under the 1940 Act. The 1940 Act requires that a special meeting of shareholders be called for the purpose of electing directors in the event that less than a majority of the directors were elected by shareholders. Elections may also be held at a special meeting of shareholders called for the purpose of electing Directors.

     Each Director of PBHG Advisor Funds serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such Directors only at annual or special meetings of shareholders. PBHG Advisor Funds is not required to hold annual meetings unless required by the 1940 Act, and does not intend to do so. The By-Laws of

PBHG Advisor Funds provide that the Directors shall be elected at the annual meeting of the shareholders provided that such annual meetings for the election of Directors are required under the 1940 Act. The 1940 Act requires that a special meeting of shareholders be called for the purpose of electing directors in the event that less than a majority of the directors were elected by shareholders. Elections may also be held at a special meeting of shareholders called for the purpose of electing Directors.

REMOVAL OF DIRECTORS

     A director of Analytic Fund may be removed by the affirmative vote of a majority of the outstanding shares subject to certain conditions provided in the California General Corporation Law.

     A director of PBHG Advisor Funds may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of the outstanding shares of PBHG Advisor Funds.

SPECIAL MEETINGS OF SHAREHOLDERS

     Analytic Fund's By-Laws provide that a special meeting of shareholders may be called by the Board of Directors, or by the chairman of the Board, or by the President, or by one or more shareholders entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon.

     The PBHG Advisor Funds' By-Laws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     California law permits a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an agent of the corporation, against expenses, judgments, fines, settlements and amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. A corporation is also required to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders.

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. PBHG Advisor Funds' Articles of Incorporation eliminates director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, as a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

TERMINATION

     California law provides that Analytic Fund may be dissolved by the vote of shareholders holding one-half of the shares outstanding.

     Maryland law provides that PBHG Advisor Funds may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the stockholders entitled to vote on the dissolution.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a California corporation, such as Analytic Fund, are entitled to vote on, among other things, some matters which effect fundamental changes in the corporate structure (such as the principal terms of a reorganization) as provided by California law. A shareholder of a California corporation, upon notice to the corporation, may cumulate such shareholder's vote for the election of directors and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are normally entitled.

     Shareholders of a Maryland corporation, such as PBHG Advisor Funds, are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law. PBHG Advisor Funds shareholders do not have cumulative voting rights for directors.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Amendments to Analytic Fund's Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting provided the notice of such meeting shall also state the general nature of such proposal. Analytic Fund's By-Laws may be amended by a vote of a majority of the shares at any regular meeting or special meeting of the shareholders or by the Board of Directors, except that the Board may not vary the number of directors outside of the limits specified in the By-Laws.

     Consistent with Maryland law, PBHG Advisor Funds reserves the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of PBHG Advisor Funds may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to PBHG Advisor Funds' Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. PBHG Advisor Funds' By-Laws provide that the By-Laws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the meeting. Except as to any particular By-Law which is specified as not subject to amendment by the Board of Directors, the By-Laws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     This Combined Proxy Statement and Prospectus and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which Analytic Fund and PBHG Advisor Funds have filed with the SEC or in the annual reports which Analytic Fund has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act. The SEC file numbers for Analytic Fund's registration statement containing the Prospectus and Statement of Additional Information relating to Analytic Fund are 2-60792 and 811-2807. The SEC file numbers for PBHG's registration statement containing the Prospectus and Statement of Additional Information relating to the Acquiring Funds are 333-44193 and 811-08605.

     Analytic Fund and the PBHG Advisor Funds are each subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at the SEC's Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048, and at the SEC's Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http:\\www.sec.gov that contains information regarding PBHG Advisor Funds, Analytic Fund and other registrants that file electronically with the SEC.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

     A discussion of the performance of Analytic Fund for the fiscal year ended December 31, 1997 is set forth in Exhibit B to this Combined Proxy Statement and Prospectus.

FURTHER INFORMATION ABOUT PBHG ADVISOR FUNDS

     For more information with respect to Advisor Fund concerning the following topics, please refer to the PBHG Fund Prospectus which is incorporated herein by reference and set forth in Exhibit C and a copy of which is delivered with this Combined Proxy Statement and Prospectus: (i) see the headings "Summary," "The Company and the Funds," and "General Information" for information on the organization, management and operations of PBHG Advisor Funds and the Fund; (ii) see the headings "Investment Objectives and Policies," "General Investment Policies and Strategies" and "Investment Limitations" for a description of the investment objectives and policies of the Advisor Fund; (iii) see the headings "Summary," "The Company and the Funds," "Taxes" and "General Information" for further information concerning the capital stock of PBHG Advisor Funds; and (iv) see the headings "How to Purchase Fund Shares," "Shareholder Services" and "How to Redeem Fund Shares" for further information regarding the purchase, exchange and redemption of shares of the Advisor Fund.

FURTHER INFORMATION ABOUT ANALYTIC FUND

     For more information with respect to Analytic Fund concerning the following topics, please refer to the Analytic Fund Prospectus incorporated herein by reference as follows: (i) see the headings "Benefits to Investors," "The Fund," "Management of the Fund," and "General Information" for further information on the organization, management and operation of Analytic Fund; (ii) see the heading "Investment Objectives and Policies" for further information concerning the investment objectives and policies of Analytic Fund; (iii) see the headings "Dividends, Distributions and Taxes" and "General Information" for further information concerning the shares of beneficial interest of Analytic Fund; and
(iv) see the headings "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for further information concerning the purchase, exchange and redemption of shares of Analytic Fund.

                                 CAPITALIZATION

     The following table sets forth as of May 31, 1998: (i) the capitalization of Analytic Fund; (ii) the capitalization of the Advisor Fund; and (iii) the pro forma capitalization of the Advisor Fund as adjusted to give effect to the Reorganization and the purchase by Pilgrim Baxter of 10 shares of the Advisor Fund for $100 prior to the Reorganization. If the Reorganization is consummated, the capitalization of the Advisor Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in Analytic Fund.

                                                                         PRO FORMA
                                         ANALYTIC FUND   ADVISOR FUND    COMBINED
                                         -------------   ------------   -----------
Total Net Assets                          $48,722,008       $  100      $48,722,108
Shares Outstanding                          3,276,008           10        4,872,210
Net Asset Value Per Share                 $     14.87       $10.00      $     10.00

                       OWNERSHIP OF ANALYTIC FUND SHARES

     On May 31, 1998, the name, address, and share ownership of the persons who owned of record 5% or more of the outstanding shares of Analytic Fund is as follows:

Analytic Fund


LaSalle National Bank
Metz Banking Pension Trust                       10.2%
DTD July 1, 1998
c/o Mutual Funds 18th Floor
135 S. LaSalle St.
Chicago, IL 80803

Charles Schwab & Co. Inc.
Special Custody Account                           6.7%
For Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104

Bank of Mississippi
FAO 01 8119 032682106                             4.5%
P.O. Box 1605
Jackson, MS 39205

------------------

Analytic Fund has no information regarding the beneficial ownership of the shares.

     No shares of the Advisor Fund will be issued in advance of consummation of the Reorganization, other than shares purchased by Pilgrim Baxter, as initial shareholder for the Advisor Fund.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

     This Combined Proxy Statement and Prospectus is being furnished in connection with the solicitation of proxies by Analytic Fund's Board of Directors in connection with the Special Meeting. Solicitation of proxies will be primarily by mail. Officers of Analytic Fund, PBHG Advisor Funds,
Analytic o TSA, and/or Pilgrim Baxter may also solicit proxies by telephone, telegraph, or personal interview. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Analytic Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

     Only shareholders of record at the close of business on June 30, 1998, will be entitled to vote at the Special Meeting. On that date there were outstanding and entitled to be voted 3,590,508.7 shares of Analytic Fund. Each share or fraction thereof is entitled to one vote or fraction thereof.

     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting or any adjournment thereof. For information on adjournment of the Special Meeting, see "Quorum" below.

SHAREHOLDER APPROVAL

     The Agreement and the transactions contemplated thereby are being submitted at the Special Meeting for approval by the shareholders of Analytic Fund. In accordance with the provisions of the Agreement and Articles of Incorporation of Analytic Fund and the California General Corporation

Law, approval of the proposal requires the affirmative vote of more than 50% of the shares of Analytic Fund. Abstention broker non-votes will have the same effect as casting a vote against the proposal. The vote of the shareholders of the Advisor Fund is not being solicited, because their approval or consent is not required for the Reorganization to be consummated. Analytic Fund shareholders objecting to the Reorganization may redeem their shares for net asset value next computed after receipt of a tender of such security under Rule 22c-1 of the 1940 Act. The SEC has determined that Rule 22c-1 surpercedes any state statute which provides for payment to a shareholder objecting to a reorganization and exercising dissenters' rights.

     If for any reason the Reorganization is not approved, Analytic Fund will continue to operate while the Board of Directors considers other options.

     The Board of Directors, including the independent Directors, recommend that shareholders vote FOR the Reorganization.

QUORUM

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Agreement and the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-half or more of the outstanding shares. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Special Meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes occur when a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

OTHER BUSINESS

     The Board of Directors of Analytic Fund knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to Analytic Fund in writing at the address on the cover page of this Combined Proxy Statement and Prospectus or by telephoning 1-800-374-2633.

                                    *  *  *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                      FOR

                         THE DEFENSIVE EQUITY PORTFOLIO

                                       OF

                      ANALYTIC OPTIONED EQUITY FUND, INC.

                                  JUNE 4, 1998

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
      TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
 1.   ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND..   A-1

      VALUATION...................................................
 2.                                                                  A-2

      CLOSING AND CLOSING DATE....................................
 3.                                                                  A-3

      REPRESENTATIONS AND WARRANTIES OF AOEF......................
 4.                                                                  A-3

      REPRESENTATIONS AND WARRANTIES OF THE PBHG ADVISOR FUNDS AND
 5.   THE ACQUIRING FUND..........................................   A-7

      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.......
 6.                                                                 A-10

      CONDITIONS PRECEDENT TO OBLIGATIONS OF AOEF.................
 7.                                                                 A-11

      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PBHG ADVISOR
 8.   FUNDS AND THE ACQUIRING FUND................................  A-13

      FINDER'S FEES AND OTHER EXPENSES............................
 9.                                                                 A-15

      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES....................
10.                                                                 A-15

      TERMINATION.................................................
11.                                                                 A-15

      INDEMNIFICATION.............................................
12.                                                                 A-16

      LIABILITY OF PBHG FUNDS AND AOEF............................
13.                                                                 A-17

      AMENDMENTS..................................................
14.                                                                 A-17

      NOTICES.....................................................
15.                                                                 A-17

      FAILURE TO ENFORCE..........................................
16.                                                                 A-18

      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT...........
17.                                                                 A-18

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 4th day of June, 1998, by and between The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc., a California corporation ("AOEF" or the "Acquired Fund"), and PBHG Advisor Funds, Inc., a Maryland corporation ("PBHG Advisor Funds"), acting on behalf of PBHG Advisor Defensive Equity Fund, a series of PBHG Advisor Funds (the "Acquiring Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to which the Acquired Fund will be combined with PBHG Advisor Defensive Equity Fund (the "Reorganization"). The Reorganization will consist of the transfer of substantially all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A shares of the voting common stock of the Acquiring Fund ("Acquiring Fund Shares"), followed by the distribution by the Acquired Fund, on the Closing Date, as defined herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, the cancellation of all of the outstanding shares of the Acquired Fund ("Acquired Fund Shares"), and the liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1 On the closing date for the Reorganization (the "Closing Date"), the Acquired Fund shall transfer substantially all of its property and assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, claims, cash, cash equivalents, books and records, and other assets), as set forth in the statement of assets and liabilities referred to in Section 8.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens, encumbrances, and claims, except for (i) any unamortized or deferred fees or expenses, prepaid expenses or goodwill shown as assets on the Acquired Fund's books, and (ii) cash or bank deposits in an amount necessary: (A) to discharge all of the unpaid liabilities reflected on its books and records at the Closing Date, including any amounts due to holders of shares of the Acquired Fund for unpaid dividends or otherwise; and (B) to pay such contingent liabilities, if any, as the Board of Directors of the Acquired Fund shall reasonably deem to exist against the Acquired Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books. Any unspent portion of such cash or bank deposits retained shall be delivered by AOEF to the Acquiring Fund upon the satisfaction of all of the foregoing liabilities, costs, and expenses of the Acquired Fund. (The property and assets to be transferred to the Acquiring Fund under this Agreement are referred to herein as the "Acquired Fund Net Assets".) In exchange for the transfer of the Acquired Fund Net Assets, the Acquiring Fund shall deliver to the Acquired Fund on the Closing Date, for distribution pro rata by the Acquired Fund to its shareholders, a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the Acquired Fund Net Assets, all determined as provided in Section 2 of this Agreement and as of the date and time specified therein. Such transactions shall take place on the Closing Date at the time of the closing provided for in Section 3.1 of this Agreement (the "Closing Time"). The Acquiring Fund shall not assume any liability of the Acquired Fund and the Acquired Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. Following the closing, recourse for the liabilities and expenses of AOEF shall be limited to the cash or bank deposits retained to satisfy such liabilities, costs and expenses, as provided for above in this
Section 1.1.

     1.2 On the Closing Date, the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record at the close of business on the Valuation Date (as defined in Section 2.1 below) (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof. (The date of such liquidation and distribution is referred to as the

"Liquidation Date.") Such liquidation and distribution shall be accomplished by DST Systems, Inc., in its capacity as transfer agent for the Acquiring Fund, by opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of the Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such distribution. In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date.

     1.3 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.4 As soon as practicable following the Liquidation Date, AOEF shall take all steps necessary to terminate its existence, including (a) the payment or other satisfaction of AOEF's remaining outstanding liabilities, costs and expenses, from the cash and bank deposits retained for that purpose pursuant to
Section 1.1 hereof, (b) the dissolution of AOEF as corporate entity, and (c) termination of AOEF's registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

2. VALUATION

     2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (the "Valuation Date") unless on such date (a) the NYSE is not open for unrestricted trading, or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs which affects or may affect the Acquired Fund or the Acquiring Fund (all such events described in (a), (b) and (c) are each referred to as a "Market Disruption"). The net asset value per share of the Acquiring Fund shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of PBHG Advisor Funds. The net asset value per share of the Acquiring Fund Shares shall be computed to not fewer than two (2) decimal places. The value of the Acquired Fund Net Assets shall be computed in accordance with the policies and procedures set forth in the then current Prospectus and Statement of Additional Information of AOEF.

     2.2 In the event of a Market Disruption on the proposed Valuation Date so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund Net Assets is impracticable, the Closing Date shall be postponed until the first business day following the first business day during which regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other effects of the Market Disruption are otherwise stabilized.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding Acquired Fund Net Assets shall be determined by dividing the value of the Acquired Fund Net Assets by the Acquiring Fund's net asset value per share, both as determined in accordance with Section 2.1 hereof.

     2.4 All computations of value regarding the net asset value of the Acquiring Fund Shares and the value of the Acquired Fund Net Assets shall be made by agreement of AOEF and PBHG Advisor Funds. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be August 31, 1998 or such earlier or later date as the parties may agree. The Closing Time shall be at 8:00 A.M., Eastern time. The Closing shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP located at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, 19103-7599, or at such other time and/or place as the parties may agree. For purposes of this Agreement, the term "Closing" shall mean the transfer of the assets of the Acquired Fund against the delivery of the Acquiring Fund Shares as described in Sections 1.1 and 1.2.

     3.2 At least five (5) business days prior to the Closing Date, the Acquired Fund shall provide the Acquiring Fund with a list of its assets, including all of its portfolio securities, and a list of its outstanding liabilities, costs and expenses. No later than five (5) business days prior to the Closing Date, the custodian of the Acquiring Fund shall be given access to any portfolio securities of the Acquired Fund not held in book entry form for the purpose of examination. Such portfolio securities (together with any cash or other assets) shall be delivered by the Acquired Fund to such custodian for the account of the Acquiring Fund on the Closing Date, in accordance with applicable custody provisions under the Act, and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Such portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any form as is reasonably directed by PBHG Advisor Funds or its custodian. Portfolio securities held of record by the Acquired Fund in book entry form shall be transferred to the Acquiring Fund by an appropriate officer of AOEF instructing its custodian to deliver such portfolio securities to the custodian of PBHG Advisor Funds for the account of the Acquiring Fund and by the custodian of AOEF executing such instructions through an appropriate clearing agency or as the parties may otherwise agree.

     3.3 If any of the Acquired Fund Net Assets, for any reason, are not transferred on the Closing Date, the Acquired Fund shall cause them to be transferred to the Acquiring Fund in accordance with this Agreement at the earliest practicable date thereafter.

     3.4 UAM Fund Services, Inc. ("UAMFSI"), in its capacity as transfer agent for the Acquired Fund, shall deliver, or shall cause Chase Global Funds Services Company ("Chase Global"), in its capacity as sub-transfer agent of the Acquired Fund, to deliver to PBHG Advisor Funds prior to the Closing Time a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and aggregate net asset value of outstanding shares of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Valuation Date, certified by an appropriate officer of UAMFSI or Chase Global, as the case may be (the "Shareholder List"). PBHG Advisor Funds shall cause DST Systems, Inc., in its capacity as transfer agent for the Acquiring Fund, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund and to each of the Acquired Fund Shareholders on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund and to each of the Acquired Fund Shareholder's account on the books of the Acquiring Fund.

     3.5 At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, certificates, receipts or other documents as the other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES OF AOEF

     AOEF represents and warrants to PBHG Advisor Funds and the Acquiring Fund, as follows:

     4.1 AOEF is a California corporation duly organized, validly existing, and in good standing under the laws of the State of California and has the power to own all of its properties and assets and, subject to approval of the Acquired Fund Shareholders, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. AOEF is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. AOEF has all necessary federal, state and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now being conducted and to consummate the transactions contemplated herein.

     4.2 AOEF is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") is in full force and effect. The Acquired Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act of 1933, as amended (the "1933 Act") and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by the Acquired Fund to revoke or rescind any such registration or qualification. The Acquired Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and all applicable state securities laws. AOEF is in compliance in all material respects with the applicable investment policies and restrictions set forth in AOEF's registration statement currently in effect. The value of the net assets of the Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquired Fund and all purchases and redemptions of the Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

     4.3 The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of AOEF's Board of Directors and this Agreement constitutes a valid and binding obligation of AOEF, subject to the approval of the Acquired Fund Shareholders, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4.4 The execution and delivery of this Agreement by AOEF and performance by AOEF of its obligations hereunder (a) does not, and on the Closing Date will not, result in any violation of the articles of incorporation or by-laws of the Acquired Fund and (b) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any lien upon any property or assets of the Acquired Fund (except for such breaches or defaults or liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect as hereinafter defined) under, any indenture, mortgage or loan agreement or any other material agreement or instrument to which the Acquired Fund is a party or by which it may be bound or to which its properties may be subject or any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AOEF or any of its properties. For purposes of this Agreement, the term "Governmental Authority" shall mean any United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodities and Futures Trading Commission and the National Futures Association).

     4.5 The Acquired Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Acquired Fund has qualified as such for each taxable year since inception and that has ended prior to the Closing Date and will have satisfied the requirements of Section 851(b) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. In order to (a) insure continued qualification of the Acquired Fund as a "regulated investment company" under the Code and (b) eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net taxable gain, AOEF will declare to its Shareholders of record on or prior to the Closing Date a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing (i) all of the investment company taxable income (determined without regard to any deductions for dividends paid) of the Acquired Fund for the taxable year ended December 31, 1997 and for the short taxable year beginning on January 1, 1998 and ending on the Closing Date and (ii) all of the net capital gains of the Acquired Fund realized in its taxable year ended December 31, 1997 and in such short taxable year (after reduction for any capital loss carryover).

     4.6 The financial statements of AOEF for the year ended December 31, 1997 (which were audited by its independent accountants), copies of which have been furnished to PBHG Advisor Funds, present fairly the financial position of the Acquired Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles ("GAAP") consistently applied).

     4.7 The Prospectus of AOEF, dated April 22, 1998, and the corresponding Statement of Additional Information, dated April 22, 1998, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of AOEF or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to the PBHG Advisor Funds promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8 No material legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to AOEF or any of its properties or assets. AOEF knows of no facts which might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     4.9 AOEF has furnished or made available to PBHG Advisor Funds and PBHG Fund Services, the administrator for PBHG Advisor Funds, copies or descriptions of all agreements or other arrangements to which AOEF is a party and under which its assets are bound or affected. The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated by AOEF in accordance with its terms at or prior to the Closing Date. The Acquired Fund is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business or operations receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AOEF, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default. For purposes of this Agreement, "Material Adverse Effect" means an effect that would cause a change in condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     4.10 The Acquired Fund does not know of any liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.6 hereof and those incurred in the ordinary course of its business as a investment company since the dates of those financial statements. The Acquired Fund has not incurred any liability out of the ordinary course of its business for fund distributions made to its shareholders in anticipation of the Reorganizations. On the Closing Date, AOEF shall advise the PBHG Advisor Funds and PBHG Fund Services in writing of all of the Acquired Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

     4.11 Since December 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

     4.12 At the date hereof and by the Closing Date, all federal, state, and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, or extensions concerning such tax returns and reports shall have been obtained, and all federal, state, and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of AOEF's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

     4.13 At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Net Assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer, and deliver such assets hereunder, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no liens or encumbrances of any nature whatsoever or restrictions on the ownership or transfer thereof, except (a) such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto; or (b) such restrictions as might arise under federal or state securities laws or the rules and regulations thereunder.

     4.14 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AOEF of the transactions contemplated by this Agreement, except such as may be required under the federal or state securities laws or the rules and regulations thereunder.

     4.15 The Combined Proxy Statement/Prospectus of the parties referred to in
Section 6.7 hereof ("Proxy Statement/Prospectus) and any Prospectus or Statement of Additional Information of AOEF contained in or incorporated by reference into the Form N-14 Registration Statement referred to in Section 6.7 hereof, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders to consider the Reorganization (the "Special Meeting"), and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to AOEF or to the transactions contemplated by this Agreement and contain information furnished by AOEF for inclusion therein: (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state and federal securities laws and rules and regulations thereunder; and (b) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.16 The Acquired Fund is authorized to issue one class of shares. All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List.

     4.17 (a) To the knowledge of AOEF's management, no Acquired Fund Shareholder has any present plan or intention of selling, exchanging, redeeming or otherwise disposing of a number of the Acquiring Fund Shares received by them in connection with the Reorganization that would reduce the Acquired Fund Shareholders' ownership of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the same date. For purposes of this Section 4.17, the Acquired Fund Shares exchanged for cash or other property or exchanged for cash in lieu of fractional shares of the Portfolio will be treated as outstanding Acquired Fund Shares on the date of the Reorganization. Moreover, the Acquired Fund Shares held by the Acquired Fund Shareholders and otherwise sold, redeemed or disposed of prior or subsequent to the Reorganization will be considered in making this representation, except for the Acquired Fund Shares or Acquiring Fund Shares which have been, or will be, redeemed by the Acquired Fund or the Acquiring Fund in the ordinary course of its business as an open-end, diversified management investment company (or a series thereof) under the Investment Company Act.

     (b) At the time of the Reorganization, the Acquired Fund will not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire the Acquired Fund Shares, except for the right of investors to acquire the Acquired Fund Shares at net asset value in the normal course of AOEF's business as an open-end management investment company operating under the Investment Company Act.

     (c) Throughout the five-year period ending on the Closing Date, the Acquired Fund will have conducted its historic business within the meaning of
Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not have disposed of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets being transferred to the Acquiring Fund.

     (d) The Acquired Fund does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     (e) AOEF and the Acquired Fund are not under the jurisdiction of a Court in Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (f) There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     (g) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

     4.18 The affirmative votes of a majority of the outstanding Acquired Fund Shares as of the record date for the Special Meeting (the "Required Acquired Fund Shareholder Vote") are the only votes of any class or series of the Acquired Fund's shares necessary to approve this Agreement and the transactions contemplated by this Agreement. The Acquired Fund Shareholders may exercise dissenter's rights.

     4.19 The books and records of the Acquired Fund reflecting, among other things, the purchase and sale of the Acquired Fund Shares by the Acquired Fund Shareholders, the number of issued and outstanding shares owned by each Acquired Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

5. REPRESENTATIONS AND WARRANTIES OF THE PBHG ADVISOR FUNDS AND THE ACQUIRING
   FUND

     PBHG Advisor Funds, on behalf of the Acquiring Fund, represents and warrants to AOEF as follows:

     5.1 PBHG Advisor Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets, to perform its obligations under this Agreement and to consummate the transactions contemplated herein. PBHG Advisor Funds is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. On the Closing Date PBHG Advisor Funds will have all necessary federal, state, and local authorizations, consents, and approvals required to own all of its properties and assets and to carry on its business as now contemplated and to consummate the transactions contemplated herein.

     5.2 PBHG Advisor Funds is an investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of PBHG Advisor Funds. The shares of the Acquiring Fund that will be offered for sale at the Closing and after the Closing Date shall, on the Closing Date, be duly registered under the 1933 Act and will be duly registered, qualified or be exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares will be offered for sale. The Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable securities laws. The Acquiring Fund will comply in all material respects with the investment policies and restrictions set forth in the PBHG Advisor Funds' registration statement then in effect. The value of the net assets of the Acquiring Fund will be determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Fund, and all purchases and redemptions of the Acquiring Fund Shares will be effected at the net asset value per share calculated in such manner.

     5.3 The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of PBHG Advisor Funds' Board of Directors on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of PBHG Advisor Funds, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     5.4 The execution and delivery of this Agreement by PBHG Advisor Funds on behalf of the Acquiring Fund and performance by PBHG Advisor Funds or by the Acquiring Fund of its obligations hereunder (a) does not, and on the Closing Date will not, result in any violation of the articles of incorporation or by-laws of the Acquiring Fund and (b) does not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any lien upon any property or assets of the Acquiring Fund (except for such breaches or defaults or liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect as defined above) under, any indenture, mortgage or loan agreement or any other material agreement or instrument to which the Acquiring Fund is a party or by which it may be bound or to which any of its properties may be subject or any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Acquiring Fund or any of its properties.

     5.5 On or before the Closing Date, the Acquiring Fund will have elected to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Code, and will qualify as a RIC as of the Closing Date.

     5.6 The Prospectus of the Acquiring Fund, which is expected to become effective on or about July 6, 1998, and its Statement of Additional Information, also expected to become effective on or about July 6, 1998, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new Prospectus or Statement of Additional Information of PBHG Advisor Funds or any supplement thereto, that is hereafter filed with the SEC prior to the Closing Date (copies of which documents shall be provided to AOEF promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     5.7 No material legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to PBHG Advisor Funds or the Acquiring Fund or any of their properties or assets. PBHG Advisor Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings. Neither the PBHG Advisor Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     5.8 PBHG Advisor Funds has furnished or made available to AOEF copies or descriptions of all agreements or other arrangements to which PBHG Advisor Funds is a party and under which the assets of the Acquiring Fund are bound or affected. Neither PBHG Advisor Funds nor the Acquiring Fund is in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business or operations receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of PBHG Advisor Funds, there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     5.9 The Acquiring Fund does not know of liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business.

     5.10 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or PBHG Advisor Funds of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

     5.11 The Combined Proxy Statement/Prospectus referred to in Section 6.7 hereof and any Prospectus or Statement of Additional Information of PBHG Advisor Funds contained in or incorporated therein by reference, and any supplement or amendment to such documents, on the effective and clearance dates of the Form N-14 Registration Statement, on the date of the Special Meeting, and on the Closing Date, and only insofar as such Proxy Statement/Prospectus and the Prospectus and Statement of Additional Information relate to the PBHG Advisor Funds, the Acquiring Fund or to the transactions contemplated by this Agreement and contain information furnished by the PBHG Advisor Funds or the Acquiring Fund for inclusion therein: (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable federal and state securities laws and rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

     5.12 The shares of common stock of the Acquiring Fund will be offered for sale after the Closing Date and will be sold in conformity, in all material respects, with all applicable federal and state securities laws, including the registration or exemption from registration of such shares.

     5.13 The Acquiring Fund Shares to be issued and delivered to AOEF pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued Class A shares of common stock of the Acquiring Fund, will be fully paid and nonassessable by PBHG Advisor Funds, and will be duly registered in conformity with all applicable federal securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect thereto.

     5.14 PBHG Advisor Funds and the Acquiring Fund are not under the jurisdiction of a Court in a Title 11 or a similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     5.15 All information to be furnished by PBHG Advisor Funds to AOEF for use in preparing any prospectus, proxy materials, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

     5.16 There is no intercorporate indebtedness existing between the Acquired Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     5.17 The Acquiring Fund does not own, directly or indirectly, nor has owned during the past five (5) years, directly or indirectly, any shares of the Acquired Fund.

6. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     6.1 Except as expressly contemplated herein to the contrary, the Acquired Fund and the Acquiring Fund shall operate their business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include sales, redemptions, customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

     6.2 After the effective date of the Form N-14 Registration Statement referred to in Section 6.7 hereof, and before the Closing Date and as a condition thereto, the Board of Directors of AOEF shall call, and AOEF shall use its best efforts to hold, a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby and AOEF shall use its best efforts to obtain approval of the transactions contemplated herein.

     6.3 AOEF covenants that it shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated herein, except in distribution to the Acquired Fund Shareholders as contemplated in Section 1.1 and 1.2 hereof.

     6.4 AOEF shall provide such information within its possession or reasonably obtainable as PBHG Advisor Funds or PBHG Fund Services may reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

     6.5 Subject to the provisions of this Agreement, PBHG Advisor Funds and AOEF each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

     6.6 AOEF shall furnish to PBHG Advisor Funds on the Closing Date the Statement of the Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by AOEF's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within forty-five (45) days after the Closing Date, AOEF shall furnish to PBHG Advisor Funds, in such form as is reasonably satisfactory to PBHG Advisor Funds, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement shall be certified by AOEF's Treasurer or Assistant Treasurer. AOEF covenants that the Acquired Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a regulated investment company under Subchapter M the Code or, if it has such earnings and profits, shall distribute them to its shareholders prior to the Closing Date.

     6.7 PBHG Advisor Funds, with the cooperation of AOEF and its counsel, shall prepare and file with the SEC a Registration Statement on Form N-14 (the "Form N-14 Registration Statement") which shall include the Proxy Statement/Prospectus, as promptly as practicable in connection with the issuance of the Acquiring Fund Shares and the holding of the Special Meeting of the Acquired Fund Shareholders to consider approval of this Agreement as contemplated herein and transactions contemplated hereunder. PBHG Advisor Funds shall prepare any pro forma financial statement that may be required under applicable law to be included in the Form N-14 Registration Statement. AOEF shall provide PBHG Advisor Funds with all information about the Acquired Fund that is necessary to prepare the pro forma financial statements. PBHG Advisor Funds and AOEF shall each cooperate with the other and shall furnish the other with any information relating to itself or its related series that is required by the 1933 Act, the 1934 Act, and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, to be included in the Form N-14 Registration Statement and the Proxy Statement/Prospectus.

     6.8 AOEF shall deliver to PBHG Advisor Funds at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of the Acquired Fund transferred to the Acquiring Fund in accordance with the terms of this Agreement.

     6.9 AOEF shall timely file all federal, state and local tax returns of the Acquired Fund, the due dates of which are subsequent to the Closing Date. For purposes of Section 1.381(b)-1 of the Treasury Regulations, AOEF shall treat the Closing Date as the "date of distribution or transfer."

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF AOEF

     The obligations of AOEF hereunder shall be subject to the following conditions precedent:

     7.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of PBHG Advisor Funds in the manner required by PBHG Advisor Funds' Articles of Incorporation and applicable law, and this Agreement and the transactions contemplated by this Agreement shall have been approved by the Acquired Fund Shareholders in the manner required by AOEF's Articles of Incorporation and By-Laws and applicable law.

     7.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquiring Fund since the date of this Agreement.

     7.3 All representations and warranties of PBHG Advisor Funds and the Acquiring Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     7.4 PBHG Advisor Funds and the Acquiring Fund each shall have performed and complied in all material respects with each of its obligations, agreements, and covenants required by this Agreement to be performed or complied with by each of them prior to or at the Closing Date.

     7.5 PBHG Advisor Funds shall have furnished AOEF at the Closing Date with a certificate or certificates of its President or any Vice President and/or Treasurer or Assistant Treasurer as of the Closing Date to the effect that the conditions precedent set forth in the Sections 7.2, 7.3, 7.4, 7.10, and 7.14 hereof have been fulfilled.

     7.6 AOEF shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP, in form and substance reasonably satisfactory to AOEF or its counsel and dated as of the Closing Date, to the effect that: (a) PBHG Advisor Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) the Acquiring Fund Shares to be delivered to AOEF, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement will be validly issued, fully paid and non-assessable by PBHG Advisor Funds; (c) this Agreement has been duly authorized, executed, and delivered by PBHG Advisor Funds and represents a valid and binding contract of PBHG Advisor Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of PBHG Advisor Funds; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the PBHG Advisor Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required by state securities laws, rules and regulations; and (f) PBHG Advisor Funds is registered as a investment company under the 1940 Act and the Acquiring Fund is a separate series thereof and such registration with the SEC under the 1940 Act is in full force and effect. Such opinion shall state that it is solely for the benefit of AOEF and its Board of Directors and officers.

     7.7 AOEF shall have received an opinion of its counsel in form reasonably satisfactory to AOEF and dated as of the Closing Date to the effect that (i) the Reorganization will be treated for United States federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code, (ii) no gain or loss will be required to be recognized by an Acquired Fund Shareholder to the extent such Acquired Fund Shareholder receives Acquiring Fund Shares in exchange for Acquired Fund Shares, (iii) an Acquired Fund shareholder's basis for Acquiring Fund shares issued to such Acquired Fund shareholder pursuant to
Section 1 of this Agreement will be the same as his basis for his Acquired Fund Shares, and (iv) an Acquired Fund shareholder's holding period for Acquiring Fund Shares will be determined by including said Acquired Fund shareholder's holding period for Acquired Fund shares exchanged therefor.

     7.8 The Form N-14 Registration Statement shall have become effective under the 1933 Act, no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the parties, contemplated by the SEC, and the SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     7.9 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by a person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated herein have been obtained.

     7.10 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     7.11 AOEF shall have received from PBHG Advisor Funds all such documents which AOEF or its counsel may reasonably request.

     7.12 PBHG Advisor Funds shall have furnished AOEF on the Closing Date with a certificate or certificates of its President (or any Vice President) and/or Treasurer or Assistant Treasurer dated as of said date to the effect that: (a) the Acquiring Fund has no plan or intention to reacquire any of the Acquiring Fund Shares to be issued in the Reorganization, except to the extent that the Acquiring Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (b) the Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Acquired Fund acquired in the Reorganization, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as "regulated investment companies" under the Code; and (c) following the Closing, the Acquiring Fund will continue the historic business of the Acquired Fund or use a significant portion of the Acquired Fund' assets in a business.

     7.13 DST Systems, Inc., in its capacity as transfer agent for the Acquiring Fund, shall have issued and delivered to AOEF a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date and shall have provided evidence satisfactory to AOEF that the Acquiring Fund Shares have thereafter been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund.

     7.14 At the Closing Date, the registration of PBHG Advisor Funds with the SEC with respect to the Acquiring Fund shall be in full force and effect.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PBHG ADVISOR FUNDS AND THE ACQUIRING FUND

     The obligations of PBHG Advisor Funds and the Acquiring Fund hereunder shall be subject to the following conditions precedent:

     8.1 This Agreement and the transactions contemplated by this Agreement, including the dissolution of AOEF, shall have been approved by the Board of Directors of AOEF and the Acquired Fund Shareholders, in the manner required by AOEF's Articles of Incorporation and By-Laws and applicable law.

     8.2 AOEF shall have furnished PBHG Advisor Funds with the Statement of Assets and Liabilities of the Acquired Fund, with values determined as provided in Section 2 hereof, with their respective dates of acquisition and tax costs, all as of the Valuation Date, certified on AOEF's behalf by its Treasurer or Assistant Treasurer. The Statement of Assets and Liabilities shall list all of the securities owned by the Acquired Fund as of the Closing Date and a final statement of assets and liabilities of the Acquired Fund prepared in accordance with GAAP consistently applied.

     8.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets, or liabilities of the Acquired Fund since the dates of the financial statements referred to in Section 4.6 hereof. For purposes of this Section 8.3, share redemptions or a decline in the value of the Acquired Fund Net Assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.

     8.4 All representations and warranties of AOEF made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.

     8.5 AOEF shall have performed and complied in all material respects with each of its obligations, agreements, and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     8.6 AOEF shall have furnished PBHG Advisor Funds at the Closing Date with a certificate or certificates of its President or Vice-President and/or Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the conditions precedent set forth in Sections 8.1, 8.3, 8.4, 8.5, 8.11 and 8.15 hereof have been fulfilled.

     8.7 AOEF shall have duly executed and delivered to PBHG Advisor Funds (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as PBHG Advisor Funds may deem necessary or desirable to transfer all of AOEF's right, title, and interest in and to the Acquired Fund Net Assets; and (b) all such other documents, including but not limited to, checks, and receipts, which PBHG Advisor Funds may reasonably request. Such assets of the Acquired Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     8.8 PBHG Advisor Funds shall have received an opinion of Paul, Hastings, Janofsky and Walker LLP, counsel to AOEF, in form reasonably satisfactory to PBHG Advisor Funds and its counsel, and dated as of the Closing Date, to the effect that: (a) AOEF is a corporation duly organized, validly existing and in good standing under the laws of the State of California; (b) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized, validly issued, fully paid and non-assessable by AOEF; (c) this Agreement and the Transfer Documents have been duly authorized, executed, and delivered by AOEF and the Agreement represents a valid and binding contract of AOEF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and to the exercise of judicial discretion in accordance with general principles of equity, whether in a proceeding at law or in equity; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-laws of AOEF; (e) to the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by AOEF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those statutes, and such as may be required under state securities laws, rules, and regulations; and (f) AOEF is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect. Such opinion shall state that such opinion is solely for the benefit of the PBHG Advisor Funds and its Board of Directors and officers.

     8.9 The Form N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the parties, contemplated by the SEC, and the SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.10 The parties shall have received a memorandum, in form reasonably satisfactory to each of them, prepared by a person approved by the parties, containing assurance reasonably satisfactory to them that all authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

     8.11 No action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.12 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.

     8.13 AOEF shall have furnished PBHG Advisor Funds at the Closing Date with a certificate or certificates of its President and/or Treasurer dated as of said date to the effect that: (a) the Acquired Fund will tender for acquisition by the Acquiring Fund its assets consisting of at least ninety percent (90%) of the fair market value of each of the Acquired Fund's net assets and at least seventy percent (70%) of the fair market value of the Acquired Fund's gross assets immediately prior to the Closing Date (for purposes of this certification, all of the following shall be considered as assets of the Acquired Fund held immediately prior to the Closing Date: (i) amounts used by the Acquired Fund to pay its expenses in connection with the transactions contemplated hereby; and
(ii) all amounts used to make redemptions of or distributions on the Acquired Fund Shares (except for regular, normal redemptions pursuant to the 1940 Act and in the ordinary course of its business and regular, normal dividends in the ordinary course of its business and not in excess of the distribution requirements of Section 852 of the Code); and (b) AOEF will distribute to Acquired Fund Shareholders in complete liquidation of the Acquired Fund the Acquiring Fund Shares that it will receive in the transactions contemplated hereby and other properties (if any) of the Acquired Fund on or as promptly as practicable after the Closing Date and in pursuance of the plan contemplated by this Agreement and having made such distributions will take all necessary steps to liquidate and terminate AOEF; and (c) to the best of AOEF's knowledge there is no current plan or intention of any of the Acquired Fund Shareholders to sell, exchange, or otherwise dispose of a number of shares of the Acquiring Fund received in the Reorganization that would reduce the ownership of the Acquired Fund Shareholders of Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the formerly outstanding Acquired Fund Shares as of the Closing Date; and (d) AOEF will provide such other tax representations as may reasonably be requested by PBHG Advisor Funds. For purposes of this certification, Acquired Fund Shares and the Acquiring

Fund Shares held by Acquired Fund Shareholders and otherwise sold, redeemed, or disposed of (including for this purpose Acquired Fund Shares with respect to which an "extraordinary distribution" (within the meaning of Treas.
Reg. ss.1.368-1T(e)(1)(ii)(A)) has been made) in anticipation of the Reorganization, or subsequent to the Closing Date pursuant to a current plan or intention that existed as of the Closing Date, also will be taken into account.

     8.14 UAMFSI, in its capacity as transfer agent for the Acquired Fund, shall have furnished, or shall have caused Chase Global, in its capacity as sub-transfer agent, to have furnished, to PBHG Advisor Funds immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by AOEF's President or Vice President.

     8.15 At the Closing Date, the registration of AOEF with the SEC with respect to the Acquired Fund shall be in full force and effect.

9. FINDER'S FEES AND OTHER EXPENSES

     9.1 Each party represents and warrants to the other that there is no person or entity entitled to receive any finder's fees or other similar fees or commission payments in connection with the transactions provided for herein.

     9.2 Pilgrim Baxter & Associates, Ltd. and Analytic o TSA Global Asset Management, Inc. ("Analytic") shall be liable for all reasonable expenses incurred by the parties in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 Neither AOEF nor PBHG Advisor Funds has made any representation, warranty, or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements, and undertakings relating to the matters provided for herein.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three (3) years following the Closing Date. In the event of a breach by AOEF of any such representation, warranty, or covenant after the time of its liquidation and termination, Analytic o TSA shall be liable to PBHG Advisor Funds and the Acquiring Fund for any such breach.

11. TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of AOEF and PBHG Advisor Funds. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date because of:

          (a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

          (b) a condition precedent to the obligations of either party which has not been met and which reasonably appears will not or cannot be met.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, AOEF or PBHG Advisor Funds, or their respective Boards of Directors or officers, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in
Section 9.2 hereof.

12. INDEMNIFICATION

     12.1 PBHG Advisor Funds and the Acquiring Fund shall indemnify, defend, and hold harmless AOEF and its Board of Directors, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties and including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened third party claim, suit, action, or proceeding, made with the consent of the PBHG Advisor Funds and the Acquiring Fund, arising (a) from any inaccuracy in or breach of any representation or warranty of PBHG Advisor Funds or the Acquiring Fund contained in this Agreement, (b) from any breach of any covenant or agreement of PBHG Advisor Funds or the Acquiring Fund contained in this Agreement, (c) from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC, or any application prepared by PBHG Advisor Funds and the Acquiring Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"), or (d) from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that with respect to clauses (c) and
(d) PBHG Advisor Funds and the Acquiring Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about PBHG Advisor Funds and/or the Acquiring Fund or the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.2 AOEF, until the time of its liquidation, and Analytic on a joint and several basis shall indemnify, defend, and hold harmless the Acquiring Fund, the PBHG Advisor Funds, and its Board of Directors, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits, or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties and including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of AOEF (if it still exists) or Analytic, arising (a) from any inaccuracy in or breach of any representation or warranty of AOEF contained in this Agreement (b) from any breach of any covenant or agreement of AOEF contained in this Agreement, (c) from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any Application, or (d) from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading; provided, however, that with respect to clauses (c) and (d) AOEF and Analytic shall only be liable in such case to the extent that any such loss, claim, demand, liability, or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about AOEF or about the transactions contemplated by this Agreement made in the Form N-14 Registration Statement or any Application.

     12.3 A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by such indemnified party of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 12, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 12. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 12, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party.

     Upon receipt of notice from the indemnifying party to the indemnified parties of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified parties under this Section 12 for any legal or other expenses subsequently incurred by such indemnified parties in connection with the defense thereof unless (i) the indemnified parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified parties to represent the indemnified parties within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified parties at its expense.

     12.4 This Section 12 shall survive the termination of this Agreement and for a period of three (3) years following the Closing Date.

13. LIABILITY OF PBHG ADVISOR FUNDS AND AOEF

     Each party acknowledges and agrees that all obligations of the PBHG Advisor Funds under this Agreement are binding only with respect to the Acquiring Fund; that any liability of PBHG Advisor Funds under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; and that no other series of PBHG Advisor Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

14. AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of PBHG Advisor Funds and AOEF; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by the Board of Directors of AOEF pursuant to
Section 6.2 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval, and provided further, that nothing contained in this Section 14 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date or any other provision of this Agreement (to the fullest extent permitted by law).

15. NOTICES

     Any notice, report, statement, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at the following address or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other.

                                    If to the Acquired Fund:

                                    Analytic Optioned Equity Fund, Inc.
                                    c/o Analytic o TSA Global Asset Management
                                    700 South Flower Street, Suite 2400
                                    Los Angeles, CA 90017
                                    Attention: Marie Nastasi Arlt

                                    with copies to:

                                    Michael Glazer
                                    Paul, Hastings, Janofsky & Walker LLP
                                    555 South Flower Street
                                    Los Angeles, CA 90071

                                    If to the Acquiring Fund:

                                    The PBHG Advisor Funds
                                    c/o Pilgrim Baxter & Associates, Ltd.
                                    825 Duportail Road
                                    Wayne, PA 19087
                                    Attention: John M. Zerr, Esq.

                                    with copies to:

                                    William H. Rheiner
                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1735 Market Street, 51st Floor
                                    Philadelphia, PA 19103-7599

16. FAILURE TO ENFORCE

     The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof as the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     17.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed a original.

     17.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     17.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President and its seal to be affixed thereto and attested by its Secretary.

Attest:                                        ANALYTIC OPTIONED EQUITY
                                               FUND, INC.
/s/Marie Nastasi Arlt                          /s/ Harindra de Silva
------------------------------------           ----------------------------------------
Marie Nastasi Arlt, Secretary                  Harindra de Silva, President

Attest:                                        THE PBHG ADVISOR FUNDS, INC., on
                                               behalf of PBHG Advisor Defensive Equity
                                               Fund

/s/John M. Zerr                                /s/Harold J. Baxter
------------------------------------           ----------------------------------------
John M. Zerr, Secretary                        Harold J. Baxter
                                               Chief Executive Officer

     Analytic o TSA Global Asset Management, Inc. hereby joins in this Agreement with respect to and agrees to the matters described in Sections 10.2 and 12.

Attest:                                        Analytic o TSA GLOBAL ASSET
                                               MANAGEMENT, INC.
By: /s/Marie Nastasi Arlt                      By: /s/Harindra de Silva
   ---------------------------------           ----------------------------------------
     Name: Marie Nastasi Arlt                  Name: Harindra de Silva
     Title: Secretary                          Title: President

                                                                       EXHIBIT B

Reproduced below is a discussion of the performance of Analytic Fund for the year ended December 31, 1997, which was included in its Annual Report dated December 31, 1997.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND

February 2, 1998

Dear Fellow Shareholders:

     We are pleased to report that for the quarter ended December 31, 1997, your Fund's net asset value increased 2.40% per share with dividends reinvested. At quarter end, the Fund's share price was $13.02 after paying its 78th consecutive quarterly dividend from net investment income of $0.06 and a long-term capital gain of $3.97.

     While the Fund's return was slightly below that of the S&P 500 Index, which returned 2.87% for the quarter, it continues to meet its performance objectives by providing equity participation with substantially less risk. Since its inception on July 1, 1978, the Fund's annualized compound growth rate of 11.77% is nearly 70% of the S&P 500's annualized compound growth rate of 16.9%. Meanwhile, the Fund's volatility, as measured by standard deviation, has been only 61% of that of the S&P 500. The combination of 70% of the return and only 61% of the volatility is superior risk adjusted performance. The Fund's success is evident in its Morningstar risk-adjusted performance ranking (Sharpe ratio) -- the Fund ranks in the top quartile of all (1,651) equity mutual funds for the most recent three-year period ended December 31, 1997.

     The Fund continues to utilize its proven strategy of remaining virtually fully invested in a well-diversified portfolio of higher quality stocks, which are hedged using both put and call options. The portfolio is well-positioned to protect against market declines and to gain substantially from market advances. With valuation measures in equity markets at all-time peaks, we continue to use our quantitative valuation based approach to identify investment opportunities that offer superior risk adjusted returns. We believe that the defensive posture of this portfolio should deliver superior performance in the current economic environment which is characterized by high financial market volatility.

     Should you ever have any questions regarding your Fund's investment strategy or results, please call us at 1-800-374-2633.

We appreciate your business and thank you for investing with us. Your Investment Management Team


/s/Dennis Bein          /s/Harinda de Silva               /s/Charles Dobson
--------------------    -----------------------------     ----------------------
Dennis Bein             Harinda de Silva, Ph.D., CFA      Charles Dobson
Portfolio Manager       President/Portfolio Manager       Portfolio Manager

                            PBHG ADVISOR FUNDS, INC.

                         PROSPECTUS DATED JULY 14, 1998


PBHG Advisor Funds, Inc. (the "Company") is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers Class A and Class B shares of each of the following portfolios (each a "PBHG Advisor Fund" or "Fund," and together, the "PBHG Advisor Funds" or "Funds"):

PBHG ADVISOR VALUE FUNDS                  PBHG ADVISOR GROWTH FUNDS

o PBHG ADVISOR CORE VALUE FUND            o PBHG ADVISOR BLUE CHIP GROWTH
                                            FUND

o PBHG ADVISOR DEFENSIVE EQUITY FUND      o PBHG ADVISOR ENHANCED EQUITY FUND


PBHG ADVISOR AGGRESSIVE                   PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                              FUNDS

o PBHG ADVISOR LARGE CAP                  o PBHG ADVISOR MASTER FIXED INCOME
  CONCENTRATED FUND                         FUND

o PBHG ADVISOR NEW OPPORTUNITIES          o PBHG ADVISOR SHORT-TERM
  FUND                                      GOVERNMENT FUND

                                          PBHG ADVISOR MONEY MARKET
                                          FUNDS

                                          o PBHG ADVISOR CASH RESERVES FUND

This Prospectus sets forth the information about the Company, the PBHG Advisor Funds and the Class A and Class B shares that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated July 14, 1998, which contains important information has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-888-800-2685. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus.

AN INVESTMENT IN THE PBHG ADVISOR CASH RESERVES FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND

EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

Mutual fund shares are not deposits or obligations of, nor guaranteed by, any depository institution. Mutual fund shares also are not insured by the FDIC, the Federal Reserve Board, or any other agency and are subject to investment risk, including the possible loss of principal.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY  ......................................................................3

THE COMPANY AND THE FUNDS.....................................................13

INVESTMENT OBJECTIVE AND POLICIES.............................................13

GENERAL INVESTMENT POLICIES AND STRATEGIES....................................23

RISK FACTORS..................................................................27

INVESTMENT LIMITATIONS........................................................34

HOW TO PURCHASE FUND SHARES...................................................35

SHAREHOLDER SERVICES..........................................................43

HOW TO REDEEM FUND SHARES.....................................................48

DETERMINATION OF NET ASSET VALUE..............................................55

PERFORMANCE ADVERTISING.......................................................55

RELATED PERFORMANCE...........................................................56

TAXES.........................................................................59

GENERAL INFORMATION...........................................................62

                                     SUMMARY

         The Company is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Prospectus provides basic information about the 9 separate series currently offered by the Company: PBHG Advisor Core Value Fund, PBHG Advisor Defensive Equity Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor New Opportunities Fund, PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund. Each Fund has three classes of shares (Class A, Class B and Class I). Class A and Class B shares of each Fund, which are described below, are offered by this Prospectus. Except for the PBHG Advisor Large Cap Concentrated Fund, which is classified as a non-diversified investment company, each PBHG Advisor Fund is classified as a diversified investment company.

         Who are the Adviser and the sub-advisers? Pilgrim Baxter & Associates, Ltd. (the "Adviser") serves as the investment adviser to each PBHG Advisor Fund. Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly-owned subsidiary of the Adviser, serves as the sub-adviser to the PBHG Advisor Core Value Fund. Wellington Management Company, LLP ("Wellington Management") serves as the sub-adviser to the PBHG Advisor Cash Reserves Fund. Pilgrim Baxter Analytic Investors, Inc. ("Analytic Investors"), a wholly-owned subsidiary of the Adviser, will serve as sub-adviser to the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short- Term Government Fund. See "The Adviser," "Value Investors," "Analytic Investors," and "Wellington Management" under the caption "General Information."

         Who are the Administrator and Sub-Administrator? PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, serves as the administrator for the Company, and SEI Fund Resources (the "Sub-Administrator") serves as sub-administrator for the Company. See "General Information - The Administrator and Sub-Administrator."

         Who are the Transfer Agent and shareholder servicing agents? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent (the "Transfer Agent") of the Company. The Administrator serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between the Administrator and UAM SSC. The Company may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. See "General Information - The Transfer Agent" and "General Information - Shareholder Servicing Agents."

         Who is the Distributor? PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, provides the Company with distribution services. See "General Information - The Distributor."

         How Can I Purchase Shares? Purchases are made through your investment dealer or selected financial institutions. Purchases may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of the PBHG Advisor Cash Reserves Fund cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. A purchase order will be effective as of the Business Day received by the Company if the Company receives sufficient information to execute the order and receive payment by check or readily available funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds. This Prospectus offers Class A and Class B shares of each PBHG Advisor Fund. Class A and Class B shares bear sales charges in different forms and amounts and each class has different levels of expenses.

         Class A Shares. Class A Shares of the PBHG Advisor Cash Reserves Fund are sold without an initial sales charge and are not subject to a contingent deferred sales charge. Class A shares of all other PBHG Advisor Funds are typically sold with an initial sales charge but are not subject to a contingent deferred sales charge. However, certain Class A share purchases are not subject to an initial sales charge. For example, Class A share purchases greater than $1 million are not subject to an initial sales charge, but would be subject to a contingent deferred sales charge if these Class A shares were redeemed within 12 months of purchase. Class A shares of every PBHG Advisor Fund pay a 12b-1 distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares. See "How to Purchase Fund Shares - Class A Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

         Class B Shares. Class B shares of the PBHG Advisor Cash Reserves Fund can be purchased only in an exchange and are not available for direct purchase. Class B shares of all other PBHG Advisor Funds are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. Class B shares of every PBHG Advisor Fund pay a 12b-1 distribution plan fee at the annual rate of 1.00% of the average daily net assets of the Fund's Class B shares. Class B shares of every PBHG Advisor Fund will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase the Class B shares was accepted. When compared to Class A shares, Class B shares provide the benefit of putting all invested funds to work from the time the investment is made. However, the Class B shares pay a higher 12b-1 distribution plan fee than Class A shares. As a result, until converted into Class A shares, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares. See "Class B Shares" under the caption "How to Purchase Fund Shares."

         Which Arrangement is Best for You? Deciding which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of your investment. If your investment qualifies for a reduced sales charge, you might consider Class A shares. If you would prefer not to pay an initial sales charge, you might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or will be declined. For more information about these sales arrangements, consult your investment professional. Investment professionals may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another PBHG Advisor Fund offered for sale by this Prospectus. See "Shareholder Services - Exchange Privileges."

         Is There a Minimum Investment? Class A and Class B shares of each PBHG Advisor Fund require a minimum initial investment of $2,500 for regular accounts, $2,000 for traditional and Roth IRAs and $500 for Education IRAs. However, a minimum initial investment of only $500 would be required for both regular accounts and IRAs if an investor establishes a Systematic Investment Plan with a minimum investment of $25 per month at the same time that the initial investment is made. See "Shareholder Services - Systematic Investment Plan."

         How Do I Redeem Shares? Redemptions may be made on any Business Day. Redemption orders placed prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price for shares is the net asset value per share determined as of the end of the day the order is effective less any applicable contingent deferred sales charge. See "How to Redeem Fund Shares - Class B Shares" and "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

EXPENSE SUMMARY

Shareholder Transaction Expenses (Class A Shares)

------------------------------------------------------------------------------------------------------------------------
                                                       Maximum
                                    Maximum          Sales Load           Maximum           Redemption
                                  Sales Load         Imposed on       Deferred Sales        Fees (as a
                                  Imposed on         Reinvested         Loads (as a        percentage of
                                 Purchases (as      Dividends (as      percentage of          amount
                                 a percentage       a percentage         original          redeemed, if
                                  of offering        of offering         purchase           applicable)        Exchange
                                    price)             price)            price)(1)              (2)              Fees
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                    5.75%              None               None                None              None
Value Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                         5.75%              None               None                None              None
Defensive Equity Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                    5.75%              None               None                None              None
Chip Growth Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced                5.75%              None               None                None              None
Equity Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large                   5.75%              None               None                None              None
Cap Concentrated Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                     5.75%              None               None                None              None
Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                  4.75%              None               None                None              None
Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                  1.50%              None               None                None              None
Term Government Fund
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      Maximum
                                    Maximum          Sales Load           Maximum           Redemption
                                  Sales Load         Imposed on       Deferred Sales        Fees (as a
                                  Imposed on         Reinvested         Loads (as a        percentage of
                                 Purchases (as      Dividends (as      percentage of          amount
                                 a percentage       a percentage         original          redeemed, if
                                  of offering        of offering         purchase           applicable)        Exchange
                                    price)             price)            price)(1)              (2)              Fees
-------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                    None               None               None                None              None
Reserves Fund
------------------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of up to 1% applies to purchases of $1 million or more of Class A Shares that are redeemed within 12 months of the date of purchase. See "How to Redeem Fund Shares-Contingent
     Deferred Sales Charge Program for Large Purchases."

(2) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class A Shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

----------------------------------------------------------------------------------------------------------------------
                                                                                 Other               Total Operating
                                              Advisory                      Expenses (net of      Expenses (net of fee
                                            Fees (net of                        expense            waivers and expense
                                            fee waivers,       12b-1        reimbursements,        reimbursements, if
                                             if any)(1)       Fees(2)        if any) (1)(3)            any) (1)(3)
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                   0.00%           0.25%             1.16%                    1.41%
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Defensive Equity                  0.22%           0.25%             0.94%                    1.41%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                  0.00%           0.25%             1.16%                    1.41%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                   0.00%           0.25%             1.16%                    1.41%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                         0.40%           0.25%             1.01%                    1.66%
Concentrated Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                 0.10%           0.25%             1.21%                    1.56%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                      0.00%           0.25%             1.01%                    1.26%
Income Fund
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                        0.00%           0.25%             0.86%                    1.11%
Government Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                     0.00%           0.25%             0.86%                    1.11%
Fund
----------------------------------------------------------------------------------------------------------------------

------------------
(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "12b-1 Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:

                                                                                                     Total
                                                                 Advisory     12b-1       Other    Operating
                                                                   Fees       Fees      Expenses    Expenses
                                                                 --------     -----     --------   ---------
         PBHG Advisor Core Value Fund                              0.60%      0.25%       1.21%      2.06%
         PBHG Advisor Defensive Equity Fund                        0.60%      0.25%       0.94%      1.79%
         PBHG Advisor Blue Chip Growth Fund                        0.60%      0.25%       1.27%      2.12%
         PBHG Advisor Enhanced Equity Fund                         0.60%      0.25%       1.27%      2.12%
         PBHG Advisor Large Cap Concentrated Fund                  0.85%      0.25%       1.02%      2.12%
         PBHG Advisor New Opportunities Fund                       0.75%      0.25%       1.21%      2.21%
         PBHG Advisor Master Fixed Income Fund                     0.45%      0.25%       1.82%      2.52%
         PBHG Advisor Short-Term Government Fund                   0.30%      0.25%       1.82%      2.37%
         PBHG Advisor Cash Reserves Fund                           0.30%      0.25%       1.52%      2.07%


(2) As a result of the 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, and PBHG Advisor Defensive Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class A shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

--------------------------------------------------------------------------------
                                                       1 Year           3 Years
--------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                            $71               $100
--------------------------------------------------------------------------------
PBHG Advisor Defensive Equity Fund                      $71               $100
--------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                      $71               $100
--------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                       $71               $100
--------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                $73               $107
--------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                     $72               $104
--------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                   $60                $86
--------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                 $26                $50
--------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                         $11                $35
--------------------------------------------------------------------------------


The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of each PBHG Advisor Fund. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

Shareholder Transaction Expenses (Class B Shares)

------------------------------------------------------------------------------------------------------------------------
                                                       Maximum
                                    Maximum          Sales Load                             Redemption
                                  Sales Load         Imposed on           Maximum           Fees (as a
                                  Imposed on         Reinvested       Deferred Sales       percentage of
                                 Purchases (as      Dividends (as       Loads (as a           amount
                                 a percentage       a percentage       percentage of       redeemed, if
                                  of offering        of offering         original           applicable)        Exchange
                                    price)             price)         purchase price)           (1)              Fees
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core                    None               None               5.00%               None              None
Value Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor                         None               None               5.00%               None              None
Defensive Equity Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue                    None               None               5.00%               None              None
Chip Growth Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced                None               None               5.00%               None              None
Equity Fund
------------------------------------------------------------------------------------------------------------------------

PBHG Advisor Large                   None               None               5.00%               None              None
Cap Concentrated Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor New                     None               None               5.00%               None              None
Opportunities Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master                  None               None               5.00%               None              None
Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-                  None               None               5.00%               None              None
Term Government Fund
------------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash                    None               None               5.00%               None              None
Reserves Fund
------------------------------------------------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size as a result of shareholder redemptions. See "How to Redeem Fund Shares -- Minimum Account Size" for the minimum account size of each PBHG Advisor Fund.

Annual Operating Expenses (Class B shares)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)


----------------------------------------------------------------------------------------------------------------------
                                             Advisory                           Other               Total Operating
                                            Fees (net                      Expenses (net of       Expenses (net of fee
                                              of fee                           expense            waivers and expense
                                           waivers, if        12b-1        reimbursements,         reimbursements, if
                                             any)(1)         Fees(2)        if any)(1)(3)              any)(1)(3)
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                  0.00%           1.00%             1.16%                    2.16%
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Defensive Equity                 0.22%           1.00%             0.94%                    2.16%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth                 0.00%           1.00%             1.16%                    2.16%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity                  0.00%           1.00%             1.16%                    2.16%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap                        0.40%           1.00%             1.01%                    2.41%
Concentrated Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities                0.10%           1.00%             1.21%                    2.31%
Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed                     0.00%           1.00%             1.01%                    2.01%
Income Fund
----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term                       0.00%           1.00%             0.86%                    1.86%
Government Fund
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves                    0.00%           1.00%             0.86%                    1.86%
Fund
----------------------------------------------------------------------------------------------------------------------

---------------

(1) Because the PBHG Advisor Funds had not yet commenced operations prior to the date of this Prospectus, "Other Expenses" are based on estimated amounts, net of any expense reimbursement. Absent any fee waiver or expense reimbursement arrangement, "Advisory Fees," "Other Expenses" and "Total Operating Expenses," respectively, as a percentage of average net assets of each Fund are as follows:

                                                                                                Total
                                                            Advisory     12b-1      Other     Operating
                                                              Fees        Fees     Expenses    Expenses
                                                            --------     -----     --------   ---------

         PBHG Advisor Core Value Fund                         0.60%      1.00%       1.21%      2.81%
         PBHG Advisor Defensive Equity Fund                   0.60%      1.00%       0.94%      2.54%
         PBHG Advisor Blue Chip Growth Fund                   0.60%      1.00%       1.27%      2.87%
         PBHG Advisor Enhanced Equity Fund                    0.60%      1.00%       1.27%      2.87%
         PBHG Advisor Large Cap Concentrated Fund             0.85%      1.00%       1.02%      2.87%
         PBHG Advisor New Opportunities Fund                  0.75%      1.00%       1.21%      2.96%
         PBHG Advisor Master Fixed Income Fund                0.45%      1.00%       1.82%      3.27%
         PBHG Advisor Short-Term Government Fund              0.30%      1.00%       1.82%      3.12%
         PBHG Advisor Cash Reserves Fund                      0.30%      1.00%       1.52%      2.82%

(2) As a result of the 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund and PBHG Advisor Defensive Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. The fee waiver/expense reimbursement arrangement for each Fund is expected to remain in effect for the current fiscal year. Each waiver of Advisory Fees or assumption of Other Expenses by the Adviser is subject to a possible reimbursement by each Fund in future years if such reimbursement can be made within the foregoing annual expense limits.

Example An investor in Class B shares of a PBHG Advisor Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each period.

----------------------------------------------------------------------------------------------------------------
                                                                                   1 Year               3 Years
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                                         $73                  $100
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Defensive Equity Fund                                                   $73                  $100
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                                                   $73                  $100
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                                    $73                  $100
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                                             $76                  $108
----------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                                                  $75                  $105
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                                                $72                   $96
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                                              $70                   $91
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                                      $70                   $91
----------------------------------------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming no redemption:

----------------------------------------------------------------------------------------------------------------
                                                                                    1 Year               3 Years
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Core Value Fund                                                         $22                   $68
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Defensive Equity Fund                                                   $22                   $68
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Blue Chip Growth Fund                                                   $22                   $68
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Enhanced Equity Fund                                                    $22                   $68
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Large Cap Concentrated Fund                                             $24                   $75
----------------------------------------------------------------------------------------------------------------
PBHG Advisor New Opportunities Fund                                                  $23                   $72
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Master Fixed Income Fund                                                $20                   $63
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Short-Term Government Fund                                              $19                   $58
----------------------------------------------------------------------------------------------------------------
PBHG Advisor Cash Reserves Fund                                                      $19                   $58
----------------------------------------------------------------------------------------------------------------

The example is based upon Total Operating Expenses for the PBHG Advisor Funds as set forth in the tables above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of each PBHG Advisor Fund. The amount shown in the table as "Other Expenses" is based on estimated amounts for the current fiscal year. See "General Information - The Adviser" and "General Information - The Administrator and Sub-Administrator."

                            THE COMPANY AND THE FUNDS

The Company is an open-end management investment company that offers by means of this Prospectus Class A and Class B shares in 9 separate series:

PBHG ADVISOR VALUE FUNDS                   PBHG ADVISOR GROWTH FUNDS

o   PBHG ADVISOR CORE VALUE FUND           o   PBHG ADVISOR BLUE CHIP GROWTH
                                               FUND
o   PBHG ADVISOR DEFENSIVE EQUITY FUND     o   PBHG ADVISOR ENHANCED EQUITY FUND


PBHG ADVISOR AGGRESSIVE                    PBHG ADVISOR FIXED INCOME
GROWTH FUNDS                               FUNDS

o   PBHG ADVISOR LARGE CAP                 o   PBHG ADVISOR MASTER FIXED INCOME
    CONCENTRATED FUND                          FUND
o   PBHG ADVISOR NEW OPPORTUNITIES         o   PBHG ADVISOR SHORT-TERM
    FUND                                       GOVERNMENT FUND

                                           PBHG ADVISOR MONEY MARKET
                                           FUNDS

                                           o   PBHG ADVISOR CASH RESERVES FUND

Each share of each PBHG Advisor Fund represents an undivided interest in that Fund. Each Fund's shares are currently divided into three classes of shares (Class A, Class B and Class I) having different sales related and shareholder servicing expenses and such other preferences and special or relative rights and privileges as the Board of Directors determines. This Prospectus offers Class A and Class B shares of each Fund. Additional information pertaining to the Company may be obtained in writing from the PBHG Advisor Funds, P.O. Box 419229, Kansas City, Missouri 64141-6229, or by calling 1-888-800-2685.


                        INVESTMENT OBJECTIVE AND POLICIES

The following sections describe the investment objective and primary investment policies of each of the nine series of PBHG Advisor Funds offered by this Prospectus. For additional information see "Portfolio Turnover," "Temporary Defensive Positions," and "Common Investment Policies" under the caption "General Investment Policies and Strategies," "Risk Factors," and "Glossary of Permitted Investments."

PBHG VALUE FUNDS

PBHG Advisor Core Value Fund

The PBHG Advisor Core Value Fund, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other Equity Securities of large, medium, and small companies which are considered to be relatively undervalued based on certain proprietary measures of value. "Equity Securities" as used in this Prospectus include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks.

In selecting investments for the PBHG Advisor Core Value Fund, the Adviser and Value Investors emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Fund may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Fund may invest in such companies when the Adviser and Value Investors believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the PBHG Advisor Core Value Fund will invest at least 65% of its total assets in Equity Securities of undervalued issuers, which are traded in the United States or Canada on a registered securities exchange or established over-the-counter market.


PBHG Advisor Defensive Equity Fund

The PBHG Advisor Defensive Equity Fund, a diversified portfolio, seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged.

The Fund seeks to achieve its investment objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges and in securities convertible into common stocks, by selling covered call options and secured put options and by entering into closing purchase transactions with respect to certain of such options. The Fund may also hedge its portfolio securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures. The Fund's strategy is to create a well diversified and significantly hedged portfolio using combined stock and option and fixed income and option positions. Typically, the Fund remains diversified across all industries represented in the Standard & Poor's 500 Index with similar industry weightings.

Total return will be obtained from the following sources:

      o    premiums from expired options.

      o net profits, if any, from closing purchase or closing sale transactions.

      o    dividends received on the securities in the Fund's portfolio.

      o    net realized capital gains, if any.

      o    net changes in unrealized capital appreciation, if any.

      o interest income from money market instruments, U.S. Government securities, convertible securities, and short sales.

In seeking a greater long-term total return, the PBHG Advisor Defensive Equity Fund will equally emphasize current return and long-term capital gains. Since opportunities to realize net gains from covered option writing programs and yields on stocks, money market instruments, U.S. Government securities convertible debt securities, and short sales vary from time to time because of general economic and market conditions and many other factors, it is anticipated that the Fund's total return will fluctuate and therefore there can be no assurance that the Fund will be able to achieve its investment objective.

Except as described below, at least 65% of the PBHG Advisor Defensive Equity Fund's total assets, and at least 80% of the Fund's total assets (taken at current value) excluding cash, cash equivalents and U.S. Government securities, will be invested in dividend paying common stocks which have been approved by one or more exchanges as underlying securities for listed call or put options, or securities which are convertible into such common stocks without the payment of further consideration. The Fund may invest its cash reserves in securities of the U.S. Government and its agencies or the following cash equivalents: deposits in domestic banks, bankers' acceptances, certificates or deposit, commercial paper, or securities of registered investment companies. Commercial paper investments will be limited to investment grade issues, rated A-1 or A-2 by Standard & Poor's Corporation, or Prime 1 or Prime 2 by Moody's Investors Service, Inc. The Fund may also enter into short-term repurchase agreements with respect to the foregoing securities, the sellers of which, usually banks, agree to repurchase the securities subject to the agreement at the Fund's cost plus interest within a specified time, usually one day.

The Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies are intended to (i) provide an investment vehicle for the Fund's cash reserves that the Fund does not want to commit to riskier investments, (ii) facilitate investment strategies in which highgrade collateral is required, or (iii) facilitate investment strategies by acquiring investments in portfolios of securities more diversified or with specialized characteristics that could not be efficiently acquired directly.

The PBHG Advisor Defensive Equity Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not purchase or sell futures contracts or purchase or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian or broker to collateralize such long positions and thereby insure that the use of such futures contracts or related options is unleveraged.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on futures contracts most of the time, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

PBHG ADVISOR GROWTH FUNDS

PBHG Advisor Blue Chip Growth Fund

The PBHG Advisor Blue Chip Growth Fund, a diversified portfolio, seeks long-term growth of capital by investing primarily in Equity Securities of well-known and established companies, both domestic and foreign. The Adviser normally will invest at least 65% of the Fund's net assets in Equity Securities of "blue chip" companies, i.e., companies which have leading market positions in their respective industries and strong financial characteristics, as determined by the Adviser. The Adviser defines blue chip companies to include those in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") or the Dow Jones Industrial Average, or which have a market capitalization of at least $4 billion if not included in either index. Within this 65% policy, the Adviser may also include Equity Securities of companies that demonstrate the potential to become blue chip companies in the future.

Blue chip companies typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.

When choosing the PBHG Advisor Blue Chip Growth Fund's domestic or foreign investments, the Adviser will seek companies that it expects will demonstrate greater long-term earnings growth than the average company included in the S&P
500. This method of selecting stocks is based on the belief that growth in a company's earnings will eventually translate into growth in the price of its stock. The Adviser looks at strong market sectors and then identifies those companies that offer the most attractive values based upon earnings prospects. The Fund's sector emphasis may shift based on changes in the sector's earnings outlook.

Portfolio candidates for the PBHG Advisor Blue Chip Growth Fund can be identified as companies that typically possess any of the following characteristics and which, in the Adviser's opinion, exhibit high earnings growth relative to their current valuation measures:

Market Leadership

     o Superior potential for growth relative to other companies in the same industry

     o Proprietary technology with the potential to bring about major changes within an industry

     o     Leading sales or market share within an industry

Financial Leadership

     o Superior earnings growth rates or earnings growth prospects relative to industry peers

     o Higher profitability characteristics (e.g., higher profit margins and returns on equity) than comparable industry competitors

     o Stronger balance sheet characteristics (e.g., low debt levels) relative to industry competitors

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund, a diversified portfolio, seeks above average total returns through investments in Equity Securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics. The Fund seeks to achieve its objective by investing primarily in a diversified equity portfolio consisting of publicly traded Equity Securities of U.S. domiciled corporations and options and futures that relate to such securities.

While the Fund may invest in stocks of any market capitalization, it is anticipated that the average capitalization of the Fund's stocks will be typical of medium to large companies (typically $15 billion or higher). Under normal market conditions, the PBHG Advisor Enhanced Equity Fund will invest at least 65% of its total assets in Equity Securities of U.S. domiciled corporations.

PBHG ADVISOR AGGRESSIVE GROWTH FUNDS

PBHG Advisor Large Cap Concentrated Fund

The PBHG Advisor Large Cap Concentrated Fund, a non-diversified portfolio, seeks long-term growth of capital. The Fund will normally invest at least 65% of its total assets in securities of large capitalization companies. The Fund will normally be substantially invested in Equity Securities (including ADRs and foreign equity securities). The Fund may invest in convertible debt securities but only if such securities are rated investment grade by an NRSRO (i.e., within one of the four highest rating categories). The Adviser will consider a broad range of industries in choosing investments for the Fund.

Under normal market conditions, the PBHG Advisor Large Cap Concentrated Fund will invest substantially all of its assets in Equity Securities of a limited number (i.e., no more than 20 issuers) of large capitalization companies that, in the Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation. Such large companies have market capitalization in excess of $1 billion. Because the Fund focuses on Equity Securities of a small number of companies, the impact of a change in value of a single stock holding may be magnified.

The PBHG Advisor Large Cap Concentrated Fund may invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada. The Fund may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company.

Although the Fund is classified as a non-diversified investment company under the 1940 Act, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

PBHG Advisor New Opportunities Fund

The PBHG Advisor New Opportunities Fund, a diversified portfolio, seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in Equity Securities of companies in sectors of the economy which the Adviser believes possess above average long-term growth potential. As a result of the Fund's long-term investment strategy, it is possible that the Fund's total return over certain periods may be less than that of other equity investment vehicles.

The PBHG Advisor New Opportunities Fund will generally invest in companies which the Adviser identifies as offering the best prospects for long-term growth within a particular sector. The Fund invests primarily in common stocks, but may also purchase other Equity Securities and debt securities if the Adviser believes they would help achieve the Fund's objective of capital appreciation. The Fund may also hold a portion of its assets in cash or money market instruments.

The sectors of the economy which offer above average growth potential will change over time. At present, the Adviser has identified the following sectors of the economy, and examples of industries within these sectors, as having an above average growth potential over the next three to five years:

Personal Communications - long distance telephone, competitive local exchange carriers, cellular telephone, paging, personal communication networks;

Media/Entertainment - cable television system operators, cable television network programmers, film entertainment providers, theme park operators, radio and television stations, billboard advertisers;

Medical Technology/Cost-Containment - home and outpatient care, medical device companies, biotechnology, health care information services, physician practice management, managed care providers;

Environmental Services - solid waste disposal, hazardous waste disposal, remediation services, environmental testing;

Energy Related Services - contract drilling services;

Applied/Advanced Technology - database software, application software, entertainment software, networking software, computer system integrators, information services, semiconductors, manufacturing technology;

Personal Financial Services - specialty insurance companies, credit card issuers, and other consumer-oriented financial services companies; and

Value-oriented Consuming - retailers, restaurants, hotel chains, casino operators, travel companies, consumer franchise companies and other consumer product or service companies able to provide quality products or service at lower prices or offering greater perceived value than competitors.

In addition, the PBHG Advisor New Opportunities Fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors described above, are expected to experience above average growth.

The sectors described above represent the Adviser's current judgment of the sectors of the economy which offer the most attractive growth opportunities. The PBHG Advisor New Opportunities Fund will not necessarily be invested in each of these market sectors at all times. Such sectors are likely to change over time and may include a variety of industries. Subject to the Fund's restrictions, the Fund may invest up to one-half of its assets in any one particular sector.

The PBHG Advisor New Opportunities Fund seeks to invest in companies that offer above average growth prospects in their particular sector of the economy, without regard to the company's size. Companies in the Fund's portfolio will range from small, rapidly growing companies to larger, well-established firms.

The PBHG Advisor New Opportunities Fund will normally emphasize investments in particular economic sectors. Although the Fund will not invest 25% or more of its total assets in any one industry, the Fund's emphasis on particular sectors of the economy may make the value of the Fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the Fund's shares may fluctuate more than the shares of a more diversified investment company.

PBHG ADVISOR FIXED INCOME FUNDS

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund, a diversified portfolio, seeks above average total returns. The Fund will invest in a diversified bond portfolio consisting primarily of U.S. Government, corporate, and mortgage-related fixed income securities. For this purpose, "above average total returns" means returns above the average long-term total returns of other mutual funds with similar investment policies and risk characteristics.

The PBHG Advisor Master Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Treasury, U.S. Government, and U.S. dollar denominated high grade securities, including mortgage-related securities. The weighted average duration of the Fund's fixed income investments is generally expected, under normal market conditions, to range between three and ten years.

Under normal market conditions, the PBHG Advisor Master Fixed Income Fund will invest at least 65% of its total assets in U.S. dollar denominated, high grade, fixed income debt securities. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's,
(ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser or Analytic Investors at the time of purchase to be equivalent to these ratings.

Subject to certain additional limitations, under normal market conditions, the remainder of the PBHG Advisor Master Fixed Income Fund's assets may be invested in floating rate and other types of debt securities, high grade non-U.S. dollar denominated debt securities, below high grade fixed income securities, convertible securities, "synthetic convertible" positions, covered call and cash secured put investments, preferred stock, and the shares of other investment companies which invest primarily in high grade debt securities. The Fund may also invest in interest and currency rate-related derivative securities.

PBHG Advisor Short-Term Government Fund

The investment objective of the PBHG Advisor Short-Term Government Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury or U.S. Government agency securities to minimize credit risk. To minimize fluctuations in market value, the Fund is expected, under normal market conditions, to maintain a dollar weighted average maturity and weighted average duration between one and three years. Duration is the weighted average time to receipt of both principal and interest payments of a debt security and also a measure of the sensitivity of fixed income related investments to interest rate changes.

Under normal market conditions, the PBHG Advisor Short-Term Government Fund will invest at least 80% of its total assets in U.S. Government securities. Subject to certain additional limitations, the remainder of the Fund's assets may be invested in other high grade debt securities, debt securities of foreign governments and supranational organizations considered to be of high grade investment quality, currency-rate and interest rate-related options and futures, and cash and cash equivalents. The high grade investment standard for the Fund includes only those securities with (i) over one year original maturity and rated at the time of purchase a minimum of A by Moody's or Standard & Poor's,
(ii) under one year original maturity and rated at the time of purchase a minimum of Prime 1 by Moody's or A-1 by Standard & Poor's, or (iii) unrated securities determined by the Adviser or Analytic Investors at the time of purchase to be equivalent to these ratings. The PBHG Advisor Short-Term Government Fund may also invest in repurchase agreements collateralized by U.S. Government securities. For temporary defensive purposes, the Fund may reduce the average duration to less than one year.

PBHG ADVISOR MONEY MARKET FUNDS

PBHG Advisor Cash Reserves Fund

The PBHG Advisor Cash Reserves Fund, a diversified portfolio, seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund will invest in obligations denominated in U.S. dollars consisting of: (i) commercial paper issued by U.S. and foreign issuers rated in one of the two highest rating categories by any two NRSROs at the time of investment, or, if not rated, determined by the Adviser or Wellington Management to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bank notes and bankers' acceptances) of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations of U.S. and foreign issuers with a remaining term of not more than one year of issuers with commercial paper of comparable priority and security meeting the above ratings; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (v) securities issued by foreign governments, including Canadian and Provincial Government and Crown Agency Obligations; (vi) short-term obligations issued by state and local governmental issuers which are rated at the time of investment by at least two NRSROs in one of the two highest municipal bond rating categories and that carry yields that are competitive with those of other types of money market instruments of comparable quality; and (vii) repurchase agreements involving any of the foregoing obligations. The Fund will comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments. Under these regulations, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and, generally, may invest only in securities with maturities of 397 days or less. The purchase of single rated or unrated securities by the Adviser or Wellington Management is subject to approval or ratification by the Board of Directors.

The PBHG Advisor Cash Reserves Fund intends to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share on a continuing basis. The Fund may invest in U.S. Treasury STRIPS. The Fund may also invest up to 10% of its net assets in illiquid securities. Certain restricted securities, including Rule 144A securities and Section 4(2) commercial paper, which might otherwise be presumed to be illiquid, may be considered liquid pursuant to guidelines established by the Board of Directors. Rule 144A securities are unregistered securities that may be resold only to "qualified institutional buyers." Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

THERE CAN BE NO ASSURANCE THAT ANY PBHG ADVISOR FUND WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process of the Adviser

The Adviser's investment process is both quantitative and fundamental. With respect to the PBHG Advisor Aggressive Growth Funds, the Adviser's investment process is extremely focused on quality earnings growth. In seeking to identify investment opportunities, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each PBHG Advisor Aggressive Growth Fund and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios that possess strong growth characteristics. The Adviser tries to keep each Fund fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the PBHG Advisor Aggressive Growth Funds maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

With respect to the PBHG Advisor Growth Funds, the Adviser employs an investment process which is both quantitative and fundamental but which differs from that employed for the PBHG Advisor Aggressive Growth Funds. The Adviser screens more than 9,000 companies and ranks them based upon their future earnings growth prospects relative to their valuation, as calculated by multiple proprietary measures, as well as measures such as earnings surprises, the ratio of relative price to sales and the stability of their past sales growth. The Adviser focuses on those companies which it has identified as having a low valuation relative to potential earnings growth and then applies intensive fundamental research to select the securities of only those companies which the Adviser believes are undervalued relative to their earnings power or cash flow generation capabilities. The Adviser will consider selling securities of companies that, in the Adviser's opinion, have reached their full or fair value relative to their growth prospects or that of their relevant peers. In constructing its investment portfolios, the Adviser strives to reduce the risk of excessive volatility in the net asset value of each of the PBHG Advisor Growth Funds by diversifying investments for those funds across economic sectors. Of course, there can be no assurance that the use of these techniques will be successful, even over the long term.

Investment Process of Value Investors

Value Investors' investment process, like that of the Adviser, is both quantitative and fundamental. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to book, earnings, cash flow, sales and business franchise), Value Investors screens more than 9,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, Value Investors uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. Value Investors follows a disciplined valuation approach that requires it to sell any portfolio security that it believes has become overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process of Analytic Investors

Since 1996, Analytic Investors has been using a proprietary model with more than 50 factors based on work pioneered by Professor Robert A. Haugen to manage an equity portfolio with similar investment objectives and policies to those of the PBHG Advisor Enhanced Equity Fund. Using this model, Analytic Investors constructs a portfolio of stocks that it believes has the following attractive characteristics: high return on equity and earnings growth; high cash flow to price ratio and earnings to price ratio; positive price momentum over the last six to twelve months; low "beta" and return volatility; and high trading volume and low bid/ask price spreads.


Such a portfolio of stocks cannot be construed by simply "screening" an equity data base for individual issues each of which meets all of the desired characteristics. For example, companies with high profitability generally do not have low valuations. Analytic Investors believes that the statistical modeling process developed by Professor Haugen enables it to assemble a portfolio of securities that in the aggregate has the desired characteristics (a portfolio with an overall profile that Professor Haugen has called the profile of a "super stock").

Analytic Investors believes that this approach, which has been discussed in leading academic journals, has significant ability to identify portfolios of attractive stocks. Analytic Investors believes that its disciplined multi-factor approach will result in more consistent value added over a market cycle than traditional strategies which focus on a single style or factor (e.g., value, growth, small cap, or earnings momentum). However, because there are risks inherent in all securities investments, there is no assurance that the PBHG Advisor Enhanced Equity Funds's investment objective will be achieved.

Using factors from each of the five categories described above, Analytic Investors determines the relative attractiveness (expected return) of each security from a universe of approximately 1,100 of the largest publicly traded domestic equity securities. Once these relative expected returns are calculated, a portfolio is constructed from the entire universe with the following constraints and objectives:

         Targeted Return -- Expected portfolio return is typically targeted as 3% higher than the annual return on the stocks comprising the S&P 500.

         Industry Weightings -- Typically, industry sector weightings are constrained to closely match those of the S&P 500, deviating no more than 1% above or below the S&P 500 weightings.

         Size -- Average market capitalization is typically targeted to be greater than $15 billion.

         Growth -- Using specific accounting-related variables, such as return on equity, the portfolio is constrained to have higher earnings growth than the average growth of securities in the universe.

         Value -- Using specific accounting-related variables, such as the ratio of cash flow to price, the portfolio is constrained to be of higher value than securities in the universe (i.e., its cash flow and earnings are priced relatively cheaply by the market).

         Maximum Issuer Weighting -- The market value of the stock of any issuer, when added to the portfolio, is constrained to be no greater than 3% of the aggregate market value of the portfolio. The weighting of the stock of an issuer may increase due to the relative performance of the stock during the period in which it is held, but under no circumstances will the weighting of any stock exceed 5% of the aggregate market value of the portfolio.

         Liquidity -- The size of the Fund's position in each security is evaluated relative to the total outstanding shares of the issuer, the market "float" and the trading volume to ensure that all positions remain liquid and that Analytic Investor's periodic rebalancing of the portfolio does not significantly impact the price of the security.

Analytic Investors seeks to control overall portfolio risk by using a mathematical model designed to minimize portfolio risk relative to that of the overall stock market. Analytic Investors uses an optimizer to ensure that it accurately takes into account the relationship among industries, sectors, and individual securities in order to capture maximum diversification benefits given its expected return target.

Analytic Investors monitors the stocks held by a portfolio on a real-time basis using its proprietary portfolio management system. All holdings are monitored for new developments in terms of new events (such as lawsuits or takeover bids) as well as significant changes in fundamental factors.

Expected returns are updated monthly and are used to reoptimize the portfolio. Analytic Investors enters into portfolio trades only when it believes the incremental return more than exceeds the associated transaction costs.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rates for each of the PBHG Advisor Funds will not exceed the following levels: PBHG Advisor Core Value Fund, 200%; PBHG Advisor Defensive Equity Fund, 100%; PBHG Advisor Blue Chip Growth Fund, 50%; PBHG Advisor Enhanced Equity Fund, 150%; PBHG Advisor Large Cap Concentrated Fund, 300%; PBHG Advisor New Opportunities Fund, 150%; PBHG Master Fixed Income Fund, 50%; and PBHG Short-Term Government Fund, 50%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund. Trading in over-the-counter and fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Positions

Under normal market conditions, each PBHG Advisor Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or the applicable sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in investment grade debt securities, cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information for additional information.

Common Investment Policies

Except as otherwise discussed in the investment description for each PBHG Advisor Fund, the following investment policies apply to each Fund except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund:

Each PBHG Advisor Fund may invest up to 20% of its total assets in foreign securities (i.e., securities traded outside the United States and Canada). For purposes of this limitation, "foreign securities" do not include ADRs. Each Fund may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Fund's net assets, and
(ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Fund's total assets. In addition, each Fund may invest up to 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A or similar security that has been determined to be liquid pursuant to procedures established by the Board of Directors of the Company. Each Fund may also engage in securities lending. Each Fund may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" for a fuller description. In addition, each Fund may purchase securities on a when-issued or delayed delivery basis. See "Glossary of Permitted Investments."


                                  RISK FACTORS

Small and Medium Capitalization Stocks

Investments in Equity Securities in general are subject to market risks that may cause their prices to fluctuate over time. In certain cases, the PBHG Advisor Core Value Fund, the PBHG Advisor Defensive Equity Fund, the PBHG Advisor Enhanced Equity Fund, and the PBHG Advisor New Opportunities Fund may invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Fund were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities and Emerging Markets

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in Technology Companies

Each PBHG Advisor Fund may invest in securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. A Fund may invest in the securities of technology companies operating in various industries. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of a Fund's investments in technology companies. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies. The more extensively that a Fund invests in securities of technology companies, the greater will be its exposure to these risks.

Options and Futures Contracts

Each PBHG Advisor Fund (except the PBHG Advisor Cash Reserves Fund) may utilize various call option, put option, and financial futures strategies in pursuit of its objective. Option contracts, futures contracts, and various other financial contracts are also known as derivative securities because their values depend on the values of a more basic underlying security (or perhaps multiple underlying securities), which may be a common stock, a fixed income or other debt security, a foreign currency exchange rate, a stock index, or some other financial instrument or index.

These techniques will be used to hedge against changes in securities prices, interest rates, or foreign currency exchange rates on securities held or intended to be acquired by a PBHG Advisor Fund, to reduce the volatility of the currency exposure associated with foreign securities, or as an efficient means of adjusting exposure to stock or bond markets, and not for speculation.

A call option on securities gives the purchaser of the option the right (but not the obligation) to buy from the writer of the option the underlying securities at the exercise price during the option period. Similarly, a put option on securities gives the purchaser of the option the right (but not the obligation) to sell to the writer of the option the underlying securities at the exercise price during the option period.

A financial futures contract is a commitment by both the buyer and the seller of the contract to trade the underlying financial instrument at a price and time agreed upon when the contract is executed. The financial instrument may be a stock index, bond index, interest rate, foreign currency exchange rate, or other similar instrument. The contract may include an option held by the seller with regard to the specific underlying instrument to be delivered from a class of instruments and the specific day of delivery within a delivery month. Options on futures contracts are similar to options on securities, with the futures contract playing the role of the underlying security.

Options on indexes and currencies, and futures on indexes, are similar to options and futures on securities, with the underlying index or currency playing the role of the underlying security, and with the difference that at the end of the option or future period there is generally a cash settlement between buyers and sellers instead of delivery of the underlying security.

Options may be traded on an exchange ("exchange traded options") or may be customized agreements between a PBHG Advisor Fund and a counter-party, often a brokerage firm, bank, or other financial institution. These customized agreements are also known as "over-the-counter" or OTC options. Futures contracts are normally traded as standardized contracts on exchanges. When firm commitment type agreements similar to futures are traded over-the-counter they are usually known as forward contracts. Exchange-traded options and futures have the additional financial backing of an intermediary known as a clearing corporation, whereas OTC options and forwards have no such intermediary and are subject to the credit risk that the counter-party will not fulfill its obligations under the contract. While each Fund, to the extent that it utilizes derivative securities, intends to primarily utilize exchange-traded options and futures, it may also utilize OTC options, currency forward contracts, and other OTC derivative securities. No Fund will invest, at the time of purchase, more than 5% of its net assets in the purchase of OTC options or invest more than 5% of its net assets in the purchase of forward contracts.

Although options on securities and financial futures by their terms call for actual delivery and acceptance of securities, in many cases the contracts are closed out before the expiration date by selling contracts that are owned or by buying contracts that have been sold or written. Like any security transaction, this may produce a realized gain or loss to the Fund. Open positions are valued whenever a Fund's assets are valued and the Fund will have an unrealized gain or loss depending on the difference between the current value of the position and the opening value when the position was entered.

Writing Covered Put and Call Options on Securities or Indexes. The PBHG Advisor Funds will not write uncovered options or utilize written options to create leverage, but instead will write only covered calls and covered puts.

Writing a covered call option on securities or indexes means that a Fund will own at the time of selling the option (1) the underlying security (or securities convertible into the underlying security without additional consideration), or
(2) in the case of an index, a portfolio of securities which correlates with the index, or (3) a call option on the same security or index with the same or lesser exercise price, or (4) a call option on the same security or index with a greater exercise price, with the difference between the exercise prices maintained as a segregated account containing cash, U.S. Government securities or other liquid high-grade debt securities, or (5) liquid high-grade segregated debt securities equal to the fluctuating market value of the optioned securities which is marked-to-the-market daily.

Writing a covered put option on securities or indexes means that a PBHG Advisor Fund will, at the time of selling the option (1) enter a short position in the underlying security or index portfolio, or (2) purchase a put option on the same security or index with the same or greater exercise price, or (3) purchase a put option on the same security or index with a lesser exercise price, with the difference between the exercise prices maintained as liquid high-grade segregated debt securities, or (4) maintain the entire exercise price as liquid high-grade segregated debt securities. No Fund will write put options if as a result more than 25% of the Fund's assets would be represented by debt securities segregated for such put options.

The PBHG Advisor Master Fixed Income Fund will only write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. An in-the-money covered call option is an investment in which the Fund purchases common stock and sells a call option with an exercise price that is below the market price of the stock at the time of the option sale. An out-of-the-money covered put option is an investment in which the Fund sells a put option on a common stock or stock index with an exercise price that is below the market price of the stock or index at the time of the option sale and maintains the exercise price as high-grade segregated debt securities.

Purchasing Put and Call Options on Securities or Indexes. Each PBHG Advisor Fund may purchase put and call options on securities or indexes in pursuit of its objective. A Fund may, at the same time, have a long or covered short position in the underlying security or index, and may have written covered options on the same security or index. Hence the Fund's entire position in a particular security may be complex, consisting of a number of different option positions, a possible position in the underlying security, and a possible segregated debt securities holding.

Convertible Securities, Synthetic Convertible Investments, Certain Covered Call and Cash Secured Put Investments, and Warrants

The PBHG Advisor Master Fixed Income Fund, the PBHG Advisor Enhanced Equity Fund and the PBHG Advisor Defensive Equity Fund may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of each such Fund during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security which is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. No more than 5% of such Funds' total assets will be invested in convertible securities rated at the time of purchase lower than A or equivalent.


In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines. While no securities investment is without some risk, investments in convertible securities and synthetic convertible positions generally entail less risk than investments in the common stock of the same issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

The PBHG Advisor Master Fixed Income Fund, the PBHG Advisor Enhanced Equity Fund and the PBHG Advisor Defensive Equity Fund may each invest up to 35% of their total assets in convertible securities, synthetic convertible and certain combinations of covered call and cash secured put investments. A synthetic convertible investment is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant. The Funds may also write an "in-the-money" covered call option on common stock or an "out-of-the-money" covered put option on common stock or stock indexes. Convertible securities, synthetic convertible and in-the-money covered calls and out-of-the-money cash secured puts are not taken into account when determining whether the Funds have met the requirements that 65% of their total assets be invested in fixed income and equity securities.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Covered call and cash secured put investments are subject to the risks associated with common stocks and options described above. While such investments have a combined volatility similar to that of long-term corporate bonds, the Adviser and applicable sub-adviser believe they provide greater returns than investment in such bonds.

Purchase and Sale of Financial Futures and Options on Financial Futures

Each PBHG Advisor Fund may purchase or sell financial and other futures contracts and options on financial and other futures contracts in pursuit of its objective.

Futures contracts and their related options may be purchased or sold for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical Fund investment in the underlying security or index or securities highly correlated to the underlying index. As with all of the investment strategies that a Fund may employ, there can be no assurance that any such strategy will achieve its objective.

A Fund's futures and related options transactions will be conducted within the following limitations:

(i) When a Fund sells a futures contract, the value of that contract will not exceed the total market value of the portfolio securities being hedged;

(ii) A Fund will write only covered call and put options on futures;

(iii) When a Fund purchases a futures contract it will maintain the market value of the contract in liquid high-grade segregated debt securities as described above;

(iv) A Fund will not enter into futures and options on futures contracts which would cause the aggregate sum of the initial margins for such contracts and related option premiums to exceed 5% of the Fund's net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

Certain Risk Factors Associated with Hedging Strategies

When a PBHG Advisor Fund utilizes futures or options to hedge the price fluctuations of securities it may own or want to purchase, the Fund is exposed to the risk of imperfect correlation between the futures or options and the securities being hedged. That is, the prices of the securities being hedged may not move in the same amount, or even in the same direction, as the hedging instrument. The Adviser or applicable sub-adviser will attempt to minimize this risk by investing only in those contracts whose behavior is expected to resemble the Fund securities being hedged. However, if the Adviser's or applicable sub-adviser's judgment about the general direction of interest rates, market value, volatility, and other economic factors is incorrect, the Fund would have been better off without the use of such hedging techniques. In addition, there is the risk of a possible lack of a liquid secondary market and the resultant inability to close a futures or option position prior to its maturity or expiration date. If the Adviser or applicable sub-adviser determines that the ability to close such a position early is important to its investment strategy, it will only enter such positions on an exchange with a secondary market that it judges to be appropriately active.

For additional information regarding permitted investments for each PBHG Advisor Fund and other risks, see "Glossary of Permitted Investments" and the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The investment objective of each PBHG Advisor Fund and certain investment limitations are fundamental policies of each Fund. A Fund's fundamental policies cannot be changed without the consent of the holders of a majority of such Fund's outstanding shares. The following description summarizes several of the PBHG Advisor Funds' fundamental investment limitations which are fully set forth in the Statement of Additional Information.

No PBHG Advisor Fund may:

1. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except (a) with respect to the PBHG Cash Reserves Fund, to the extent permitted by Rule 2a-7 under the 1940 Act and (b) with respect to each other PBHG Advisor Fund, up to 25% of its assets may be invested without regard to these limits.

         Investment limitation 1 does not apply to the PBHG Large Cap Concentrated Fund. In addition, for purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

2. Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry.

3. Borrow money except in the amounts up to (a) 10% of the total assets of the PBHG Advisor Large Cap Concentrated Fund and the PBHG Advisor Defensive Equity Fund; (b) 15% of the total assets of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Short-Term Government Fund; and (c) 33 1/3% of the total assets of each other PBHG Advisor Fund.

                           HOW TO PURCHASE FUND SHARES

You may purchase shares of each PBHG Advisor Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each PBHG Advisor Fund may be made on any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"). Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

Minimum Investment

The minimum initial investment in Class A and Class B shares of each PBHG Advisor Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan must be at least $25. The minimum initial investment for Education IRAs is $500.

General Information Regarding Purchases

A purchase order will be effective as of the day received by the PBHG Advisor Funds if the PBHG Advisor Funds receive sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds. Payment may be made by check or readily available funds. The purchase price of shares of a Fund is the public offering price per share next determined after a purchase order is effective. The public offering price per share is, for Class A shares, the net asset value plus any applicable sales load, and for Class B shares, the net asset value. See "Determination of Net Asset Value" below. Purchases will be made in full and fractional shares calculated to three decimal places. A Fund will not issue certificates representing shares of the Funds.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for all other PBHG Advisor Funds and (ii) promptly transmit the order to the PBHG Advisor Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the PBHG Advisor Funds so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred by the applicable PBHG Advisor Fund. Each

Fund reserves the right to reject a purchase order when such Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

No PBHG Advisor Fund or any of its agents will be responsible for any loss, liability, cost or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. Each Fund and its agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each PBHG Advisor Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Directors of the Company that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new or existing investors. In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

Classes of Shares

Each PBHG Advisor Fund offers three classes of shares - Classes A, B and I. Class A and Class B shares, which are described below, are offered by this Prospectus. Class B Shares of the PBHG Advisor Cash Reserve Fund are not available for direct investment and may only be purchased through an exchange of Class B shares of another Fund.

         Class A Shares.  Class A shares are divided into four groups.

         Group 1 - Equity Funds. Class A shares of the following PBHG Advisor Funds (the "Equity Funds") are currently sold with a sales charge ranging from 5.75% to 2.00% of the offering price on purchases of less than $1 million: the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund.

                                                                                            Dealer
                                                                                          Concession
                                                      Investor's Sales Charge            ------------
                                                  ------------------------------              As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
             Amount of Investment in               Offering             Amount             Offering
                Single Transaction                  Price             Invested              Price
              ----------------------             -------------        ----------          ----------
                   $0  -      49,999                 5.75%              6.10%               5.00%
               50,000  -      99,999                 4.50%              4.71%               3.75%
              100,000  -     249,999                 3.50%              3.63%               2.75%
              250,000  -     499,999                 2.50%              2.56%               2.00%
              500,000  -     999,999                 2.00%              2.04%               1.75%

         Group 2 - PBHG Advisor Master Fixed Income Fund. Class A shares of the PBHG Advisor Master Fixed Income Fund are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                    Investor's Sales Charge               ----------
                                                 -------------------------------             As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------               ------------        ----------           ---------
                   $0  -      49,999                4.75%               4.99%               4.25%
               50,000  -      99,999                4.50%               4.71%               4.00%
              100,000  -     249,999                3.50%               3.63%               3.00%
              250,000  -     499,999                2.50%               2.56%               2.25%
              500,000  -     999,999                2.00%               2.04%               1.75%


         Group 3 - PBHG Advisor Short-Term Government Fund. Class A shares of the PBHG Advisor Short-Term Government Fund are currently sold with a sales charge ranging from 1.50% to 1.00% of the offering price on purchases of less than $1 million.

                                                                                            Dealer
                                                                                          Concession
                                                     Investor's Sales Charge              ----------
                                                 -------------------------------              As a
                                                     As a                As a             Percentage
                                                  Percentage          Percentage            of the
                                                 of the Public        of the Net            Public
            Amount of Investment in                Offering             Amount             Offering
              Single Transaction                     Price             Invested              Price
            -----------------------              -------------        ----------           ---------
                  $0  -      99,999                  1.50%               1.52%               1.25%
             100,000  -     499,999                  1.25%               1.27%               1.00%
             500,000  -     999,999                  1.00%               1.01%               0.75%

         Group 4 - PBHG Advisor Cash Reserves Fund. Class A shares of the PBHG Advisor Cash Reserves Fund are currently sold without a sales charge.

         Further Information on Class A Shares. There is no sales charge on purchases of $1 million or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions as described below. Purchases of $1 million or more are at net asset value. Redemptions of Class A shares purchased at net asset value may result in the imposition of a limited contingent deferred sales charge if the dealer's concession referred to above was paid by the Distributor in connection with the purchase of those shares. See "How to Redeem Fund Shares-Contingent Deferred Sales Charge Program for Large Purchases."

The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with re spect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, the Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the PBHG Advisor Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration will not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by applicable law.

The Distributor may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares which are sold at net asset value and are subject to a limited contingent deferred sales charge, for each PBHG Advisor Fund other than the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $47 million of such purchases, plus 0.25% of amounts in excess of $50 million of such purchases. The Distributor may make similar payments in an amount equal to 0.10% of purchases of $1 million or more of Class A shares of the PBHG Advisor Short-Term Government Fund which are sold at net asset value and are subject to a limited contingent deferred sales charge. The Distributor pays dealers of record commissions on sales of Class A shares based upon the investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. See "How to Redeem Fund Shares - Contingent Deferred Sales Charge Program for Large Purchases."

         Reductions in Initial Sales Charges. Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the PBHG Advisor Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of the PBHG Advisor Cash Reserves Fund and Class B shares of the other PBHG Advisor Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

The term "purchaser" means:

o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

          a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal;

          b. each transmittal must be accompanied by a single check or wire transfer; and

          c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
      Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

o a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SAR-SEP") where the employer has notified the Distributor in writing that all of its related employee SEP or SAR-SEP accounts should be linked;

o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the PBHG Advisor Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

                  Letters of Intent. A "purchaser," as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application the pur chaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of PBHG Advisor Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "How to Purchase Fund Shares - Classes of Shares." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" if the PBHG Advisor Funds are advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the purchaser will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the purchaser irrevocably constitutes and appoints the Transfer Agent as his agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program the purchaser wishes to cancel the agreement, he must give written notice to the Distributor. If at any time before completing the LOI program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

                  Rights of Accumulation. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the PBHG Advisor Funds (except for Class A shares of the PBHG Advisor Cash Reserves Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any PBHG Advisor Fund with a value of $20,000 and wishes to invest an additional $40,000 in a PBHG Advisor Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the PBHG Advisor Fund with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Purchases At Net Asset Value. Purchases of Class A shares of any of the PBHG Advisor Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a PBHG Advisor Fund (see "General Information - Dividends and Distributions"); (b) exchanges of shares of certain other PBHG Advisor Funds (see "Shareholder Services - Exchange Privileges"); (c) use of the reinstate ment privilege (see "How to Redeem Fund Shares"); or (d) a merger, consolidation or acquisition of assets of a PBHG Advisor Fund.

The following persons may purchase Class A shares of the PBHG Advisor Funds through the Distributor without payment of an initial sales charge: (a) the Adviser and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of the Adviser or its affiliates or of certain mutual funds which are advised or managed by the Adviser, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of the Adviser or its affiliates; (d) discretionary advised clients of the Adviser and its affiliates; (e) registered representatives and employees of dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the PBHG Advisor Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (f) financial institution trust departments investing an aggregate of $1 million or more in the PBHG Advisor Funds, (g) clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the PBHG Advisor Funds, (h) managed account programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the PBHG Advisor Funds that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the PBHG Advisor Funds in connection with such services, (i) clients of registered representatives of an authorized investment dealer if such purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge, or other sales charge has been assessed, and (j) former shareholders of the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, or Analytic Short-Term Government Fund, each a series of The Analytic Series Fund, and The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. who obtained their initial shares of such PBHG Advisor Fund in a reorganization of such Portfolio into a corresponding PBHG Advisor Fund.

In addition, Class A shares of any PBHG Advisor Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested is at least $1 million; (2) the sponsor signs a $1 million LOI; (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees; or (4) all of the plan's transactions are executed through a single financial institution or service organization which has entered into an agreement with the Distributor with respect to its use of the PBHG Advisor Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable PBHG Advisor Fund.

         Class B Shares. Class B shares are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. See "How to Redeem Fund Shares - Class B Shares." The Company has adopted a 12b-1 distribution plan applicable to Class B shares. See "General Information - Class B Plan." Class B shares will automatically convert into Class A shares, based on relative net asset value, eight years after the end of the calendar month in which the order to purchase such Class B shares was accepted. Class B shares of the PBHG Advisor Cash Reserves Fund are only available for exchanges from other Class B shares and are not available for direct purchase.

The Distributor may pay sales commissions to dealers and institutions who sell Class B shares of the PBHG Advisor Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class B Rule 12b-1 distribution plan. See "Distribution Plans."

         Class A and Class B Shares. For any PBHG Advisor Fund offered by this Prospectus, the Distributor and its agents reserve the right at any time (1) to withdraw all or any part of the offering made by this Prospectus; (2) to reject any purchase or exchange order or to cancel any purchase due to nonpayment of the purchase price; (3) to increase, waive or lower the minimum investment requirements; or (4) to modify any of the terms or conditions of purchase of shares of such Fund. The Distributor and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the PBHG Advisor Funds' prospectuses, or other appropriate means, and will provide notice to the extent required by law in the case of termination or material modification to the exchange privilege discussed under "Shareholder Services - Exchange Privileges."


                              SHAREHOLDER SERVICES

Shareholder Services Offered

The PBHG Advisor Funds offer the shareholder services described below. Each PBHG Advisor Fund reserves the right to amend such shareholder services or to change the terms or conditions relating to such services. Shareholders will be notified of such action to the extent required by law. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the PBHG Advisor Funds receive your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

         Systematic Investment Plan. The Systematic Investment Plan is a convenient way for you to purchase shares in the PBHG Advisor Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the PBHG Advisor Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account or from another PBHG Advisor Fund account. Your systematic investment in the PBHG Advisor Funds designated by you will be processed on a regular basis at your option beginning on any day (from the first through the twenty-eighth) of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

         Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the PBHG Advisor Funds. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Funds to your designated checking or savings account on a monthly, quarterly, semi-annual or annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on any day (from the first through the twenty-eighth) of the month, quarter, semi-annual or annual period you select. You may request a specific dollar amount or an annualized percentage of the market value of your account.

         Exchange Privileges. You can exchange your shares for shares of the same class of other PBHG Advisor Funds at net asset value.

         Certain Class A Exchanges. As noted above, the Equity Funds are the PBHG Advisor Core Value Fund, PBHG Advisor Defensive Equity Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Large Cap Concentrated Fund, and PBHG Advisor New Opportunities Fund. Class A shares of the Equity Funds may be exchanged for Class A shares of any PBHG Advisor Fund at relative net asset value without payment of sales charges.

Class A shares of the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund (the "Fixed Income Funds") may be exchanged for Class A shares of any PBHG Advisor Fund and the exchange will be made at: the public offering price if PBHG Advisor Cash Reserves Fund shares are being exchanged for Class A shares of another PBHG Advisor Fund; net asset value if the Fixed Income Fund shares being exchanged were acquired upon an exchange of an Equity Fund's shares; and the difference in sales charge will apply if Equity Fund shares are being acquired upon exchange of Fixed Income Fund shares. See "How To Purchase Fund Shares -- Purchases at Net Asset Value."

         Class A Large Purchases and Class B Shares. If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Adviser or the Board of Directors believe doing so would be in the best interests of a PBHG Advisor Fund, each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating PBHG Advisor Funds, and may be modified or discontinued by any of such Funds or by the Distributor at any time, and to the extent permitted by applicable law, without notice.

Shares of any PBHG Advisor Fund (other than the PBHG Advisor Cash Reserves Fund) to be exchanged are redeemed at their net asset value as determined at the close of the NYSE, which is normally 4:00 p.m. Eastern Time ("NYSE Close") on the day that an exchange request in proper form (described below) is received. Exchange requests received after the NYSE Close will result in the redemption of shares at their net asset value at the NYSE Close on the next business day. Normally, shares of a Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that such Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange.

         Exchanging by Mail. You may exchange your shares by mail by sending a written request to the PBHG Advisor Funds. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the PBHG Advisor Funds from which and into which the exchange is to be made. Your request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Fund Shares."

         Exchanging by Telephone. You or your investment professional may request an exchange by telephone. If you do not wish to allow telephone exchanges by any person in your account, you should decline that option on the account application. The Distributor has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares among any of the PBHG Advisor Funds. The Distributor reserves the right to impose conditions on dealers or investment advisers who make telephone exchanges of shares among the Funds, including the condition that any such dealer or investment adviser enter into an agreement (which contains additional conditions with respect to exchanges of shares) with the Distributor. To exchange shares by telephone, you or your investment professional who has satisfied the foregoing conditions must call the PBHG Advisor Funds at 1-888-800-2685. If you are unable to reach the PBHG Advisor Funds by telephone, you may use overnight courier services to expedite exchanges by mail, which will be effective on the Business Day received by the PBHG Advisor Funds as long as such request is received prior to the NYSE Close. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone exchange request that it reasonably believes to be genuine, but may be liable in certain cases for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

The exchange privilege may be exercised only in those states where the shares of the PBHG Advisor Fund being purchased in an exchange may legally be sold.

         Tax-Sheltered Retirement Plans. A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the PBHG Advisor Funds.

         Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to a PBHG Advisor Fund monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the PBHG Advisor Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one PBHG Advisor Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

         Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

         SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

         401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

         401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the PBHG Advisor Funds on a tax-deferred basis in order to help them meet their retirement needs.

         403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

         Other Special Accounts. The PBHG Advisor Funds also offer the following special accounts to meet your needs:

         Education IRAs. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. This fee can be prepaid or will be deducted from your account if not received by the announced deadline.

         Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the PBHG Advisor Funds you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

         Custodial and Fiduciary Accounts. The PBHG Advisor Funds provide a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your investment or tax professional.

                            HOW TO REDEEM FUND SHARES

General

You may sell (redeem) shares in your account by contacting your investment dealer or the Company. If you sell shares through an investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Redemption orders received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other PBHG Advisor Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. The redemption price of Class B shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment will take 15 days.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the PBHG Advisor Cash Reserves Fund and 4:00 p.m. Eastern Time for each other PBHG Advisor Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value." The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

By Mail

Redemption requests must be in writing and sent to the PBHG Advisor Funds.

Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the name of the PBHG Advisor Fund and the account number of shares to be redeemed; (c) signature guarantees, as described below; and (d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

In addition to these requirements, shareholders who have invested in a PBHG Advisor Fund to establish an IRA should include the following information along with a written request for either partial or full liquidation of Fund shares:
(a) a statement as to whether or not the shareholder has attained age 59 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

By Telephone

Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person for his account, the shareholder should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Accounts in the Distributor's prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. The Distributor has made arrangements with certain dealers and investment advisers to accept telephone instructions for the redemption of shares. The Distributor reserves the right to impose conditions on these dealers and investment advisers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with the Distributor. No PBHG Advisor Fund or any of its agents will be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if it reasonably believes such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

By Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a PBHG Advisor Fund by Federal Reserve wire on federal holidays restricting wire transfers.

By ACH

The PBHG Advisor Funds do not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

Expedited Redemptions (PBHG Advisor Cash Reserves Fund only)

If a redemption order is received by the PBHG Advisor Funds prior to 2:00 p.m. Eastern Time, the redemption will be effective on that day and the PBHG Advisor Cash Reserves Fund will endeavor to transmit payment on that same business day. If the redemption order is received after 2:00 p.m. and prior to the NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

Redemptions by Check (PBHG Advisor Cash Reserves Fund only)

After completing the appropriate authorization form, shareholders may use checks to effect redemptions from the PBHG Advisor Cash Reserves Fund. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than fifteen business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such Fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

Check writing service is offered free of charge to shareholders of the PBHG Advisor Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-888-800-2685 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The PBHG Advisor Funds require signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add tele phone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice to shareholders.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact your investment dealer. The PBHG Advisor Funds do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, each PBHG Advisor Fund, with respect to its Class A shares and Class B shares, will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for such Fund. See "Minimum Investment," "Systematic Investment Plans" and "Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days after notice from the applicable PBHG Advisor Fund to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Class B Shares

Class B shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No contingent deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares, or
(iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.


                                       Contingent Deferred Sales Charge as % of
   Year Since Purchase Made                 Dollar Amount Subject to Change
   ------------------------            ----------------------------------------
          First                                          5%
          Second                                         4%
          Third                                          3%
          Fourth                                         3%
          Fifth                                          2%
          Sixth                                          1%
          Seventh                                        0%


In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the original cost of the redeemed shares.

The contingent deferred sales charge on Class B shares will be waived on redemptions (1) following the death or post purchase disability, as defined in
Section 72(m)(7) of the Code, of a shareholder or as settlor of a living trust (provided the PBHG Advisor Funds are notified of such death or post-purchase disability at the time of the redemption request and are provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of each PBHG Advisor Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Fund, and (5) effected by the Adviser, the sub-advisers or their affiliates of any of their investments in Class B shares.

Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability.

Waiver category (2) above applies only to redemptions resulting from:

         (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

         (ii) in kind transfers of assets where the participant or beneficiary notifies the PBHG Advisor Funds of such transfer no later than the time such transfer occurs;

         (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more of the PBHG Advisor Funds;

         (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

         (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

Contingent Deferred Sales Charge Program for Large Purchases

A contingent deferred sales charge applies to purchases of $1 million or more of Class A shares of each PBHG Advisor Fund other than the PBHG Advisor Cash Reserves Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at rates as follows: (i) for each Fund other than the PBHG Advisor Short-Term Government Fund, 1% of the first $2 million of purchases, plus 0.80% of the next $1 million of purchases, plus 0.50% of the next $47 million of purchases, plus 0.25% of purchases in excess of $50 million; and (ii) for the PBHG Advisor Short-Term Government Fund, 0.10% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1 million;
(b) the sponsor of a Plan signs a

Letter of Intent to invest at least $1 million in one or more of the PBHG Advisor Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the PBHG Advisor Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1 million; (4) redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

Reinstatement Privilege (Class A Shares only)

Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds in Class A shares of any PBHG Advisor Fund (except Class A shares of the PBHG Advisor Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. The shareholder must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another PBHG Advisor Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the Fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the Fund shares purchased will include the sales charge. Each PBHG Advisor Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any PBHG Advisor Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the PBHG Advisor

Funds of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B shares.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is determined by dividing the total market value of such Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily as of the NYSE Close on any Business Day. The net asset value per share of each PBHG Advisor Fund, other than the PBHG Advisor Cash Reserves Fund, is listed under PBHG Advisor in the mutual fund section of most major daily newspapers, including The Wall Street Journal. Each Fund's assets (other than the PBHG Advisor Cash Reserves Fund) are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The PBHG Advisor Cash Reserves Fund values its portfolio securities using the amortized cost method of valuation, approximating market value. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day.

                             PERFORMANCE ADVERTISING

From time to time, each PBHG Advisor Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the PBHG Advisor Cash Reserves Fund, yield refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "current yield" of the PBHG Advisor Cash Reserves Fund refers to the net change (excluding capital changes and income other than investment income) in the value of an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in the PBHG Advisor Cash Reserves Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Fund may also from time to time advertise its total return along with the current yield. The current yield quotation more closely reflects the current earnings of the Fund than the total return.

The total return of each PBHG Advisor Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the applicable Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each PBHG Advisor Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each PBHG Advisor Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                               RELATED PERFORMANCE

Certain of the PBHG Advisor Funds have not commenced operations as of the date of this Prospectus. Consequently, these Funds have not yet established their own performance records. However, the investment objective, policies and strategies of several of the Funds are substantially similar to those of the portfolios of certain other mutual funds whose performance may be relevant to an investor deciding whether to invest in such Funds.

PBHG Advisor Large Cap Concentrated Fund

The investment objective, policies and strategies of the PBHG Advisor Large Cap Concentrated Fund are substantially similar to those of the PBHG Large Cap 20 Fund (the "Large Cap 20 Fund"), a series of The PBHG Funds, Inc. The Large Cap 20 Fund is also managed by the Adviser. The total return of the Large Cap 20 Fund for the one-year period ended June 30, 1998 was 52.65%. The average annual return of the Large Cap 20 Fund since commencement of operations (December 2, 1996) through June 30, 1998 was 42.85%.

PBHG Advisor Enhanced Equity Fund

The PBHG Advisor Enhanced Equity Fund will acquire the assets and assume the liabilities of the Analytic Enhanced Equity Portfolio (the "Enhanced Equity Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Enhanced Equity Portfolio expected to be effective July 24, 1998. The Enhanced Equity Portfolio is managed by Analytic Investors, which manages the PBHG Advisor Enhanced Equity Fund as its sub-adviser. The investment objective, policies and strategies of the Fund are substantially similar to those of the Enhanced Equity Portfolio. For the one year period ended June 30, 1998, the total return of the Enhanced Equity Portfolio was 38.45%. The average annual total return of the Enhanced Equity Portfolio for the three year period ended June 30, 1998 was 30.88%. The average annual total return of the Enhanced Equity Portfolio for the five year period ended June 30, 1998 was 22.85%. The average annual total return of the Enhanced Equity Portfolio from July 1, 1993 (commencement of public offering) through June 30, 1998 was 22.85%.

PBHG Advisor Master Fixed Income Fund

The PBHG Advisor Master Fixed Income Fund will acquire the assets and assume the liabilities of the Analytic Master Fixed Income Portfolio (the "Master Fixed Income Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Master Fixed Income Portfolio expected to be effective July 24, 1998. The Master Fixed Income Portfolio is managed by Analytic Investors, which manages the PBHG Advisor Master Fixed Income Fund as its sub-adviser. The investment objective, policies and strategies of the Fund are substantially similar to those of the Master Fixed Income Portfolio. For the one year period ended June 30, 1998, the total return of the Master Fixed Income Portfolio was 10.76%. The average annual return of the Master Fixed Income Portfolio for the three year period ended June 30, 1998 was 8.57%. The average annual total return of the Master Fixed Income Portfolio for the five year period ended June 30, 1998 was 7.60%. The average annual total return of the Master Fixed Income Portfolio from July 1, 1993 (commencement of public offering) through June 30, 1998 was 7.60%.

PBHG Advisor Short-Term Government Fund

The PBHG Advisor Short-Term Government Fund will acquire the assets and assume the liabilities of the Analytic Short-Term Government Portfolio (the "Short-Term Government Portfolio"), a series of The Analytic Series Fund, pursuant to a reorganization of the Short-Term Government Portfolio expected to be effective July 24, 1998. The Short-Term Government Portfolio is managed by Analytic Investors, which manages the PBHG Advisor Short-Term Government Fund as its sub-adviser. The investment objective, policies and strategies of the Fund are substantially similar to those of the Short-Term Government Portfolio. For the one year period ended June 30, 1998, the total return of the Short-Term Government Portfolio was 6.29%.

The average annual return of the Short-Term Government Portfolio for the three year period ended June 30, 1998 was 5.88%. The average annual total return of the Short-Term Government Portfolio for the five year period ended June 30, 1998 was 5.20%. The average annual total return of the Short-Term Government Portfolio from July 1, 1993 (commencement of public offering) through June 30, 1998 was 5.20%.

PBHG Advisor Defensive Equity Fund

The PBHG Advisor Defensive Equity Fund will acquire the assets and assume the liabilities of The Defensive Equity Portfolio, a series of Analytic Optional Equity Fund, Inc., pursuant to a reorganization of The Defensive Equity Portfolio expected to be effective August 28, 1998. The Defensive Equity Portfolio is managed by Analytic Investors, which manages the PBHG Advisor Defensive Equity Fund as its sub-adviser. The investment objective, policies and strategies of the Fund are substantially similar to those of The Defensive Equity Portfolio. For the one year period ended June 30, 1998, the total return of The Defensive Equity Portfolio was 26.20%. The average annual total return of The Defensive Equity Portfolio for the three year period ended June 30, 1998 was 20.77%. The average annual total return of The Defensive Equity Portfolio for the five year period ended June 30, 1998 was 15.71%. The average annual total return of The Defensive Equity Portfolio for the ten year period ended June 30, 1998 was 12.55%.

PBHG Advisor Blue Chip Growth Fund

Robert Urquhart, CFA, is the portfolio manager for the PBHG Advisor Blue Chip Growth Fund and is primarily responsible for the day-to-day management of the Fund. See "General Information-The Adviser." Before joining the Adviser, Mr. Urquhart was Managing Director of PNC Equity Advisor where he was responsible for managing the Compass Capital Large Cap Growth Equity Portfolio (the "Compass Large Cap Growth Portfolio"). Mr. Urquhart had full discretionary authority over the selection of investments for that fund during the period June 30, 1995 through August 29, 1997. The investment objective, policies and strategies of the PBHG Advisor Blue Chip Growth Fund are substantially similar to those of the Compass Large Cap Growth Portfolio.

The following table compares the performance of the Compass Large Cap Growth Portfolio during Mr. Urquhart's tenure as its portfolio manager to the Russell 1000 Growth Index during the same time period.

-------------------------------------------------------------------------------
                                         One Year              June 30,
                                       Period Ended          1995 through
                                        August 29,            August 29,
                                          1997(1)               1997(2)
-------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio
  (Institutional Shares)                  37.93%                27.34%
-------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio
  (Class A Shares)                        37.31%                26.77%
-------------------------------------------------------------------------------
Compass Large Cap Growth Portfolio
  (Class B Shares)                        36.32%                  N/A
-------------------------------------------------------------------------------
Russell 1000 Growth Index                 39.36%                28.37%
-------------------------------------------------------------------------------
---------------
(1)      Total Return for the period.
(2)      Annualized.


The PBHG Advisor Blue Chip Growth Fund and the Compass Large Cap Growth Portfolio are separate funds and the historical performance of the Compass Large Cap Growth Portfolio is not indicative of the potential performance of the PBHG Advisor Blue Chip Growth Fund.

The performance data shown above reflect the deduction of historical fees and expenses paid by the series corresponding to the applicable PBHG Advisor Funds, and not those expected to be paid by such PBHG Advisor Funds. The data also do not reflect the sales load borne by investors in Class A shares of the PBHG Advisor Funds, expenses paid under the Rule 12b-1 distribution plans for Class A and Class B shares of such Funds, or the contingent deferred sales charge applicable to Class B shares and certain Class A share purchases. In addition, although it is anticipated that each applicable PBHG Advisor Fund and its corresponding series will invest in similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the PBHG Advisor Funds to calculate their own performance.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the PBHG Advisor Funds or their shareholders. Accordingly, you are urged to consult your tax advisers regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information.


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Tax Status of the Funds

Each PBHG Advisor Fund is treated as a separate entity for federal income tax purposes and is not combined with the other PBHG Advisor Funds. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded RICs as defined under Subchapter M of the Code. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions

Each PBHG Advisor Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The PBHG Advisor Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the PBHG Advisor Funds (such as U.S. Treasury STRIPS, defined in the "Glossary of Permitted Investments") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though such Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a PBHG Advisor Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from such Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax adviser to determine whether any portion of the income dividends received from a PBHG Advisor Fund is considered tax exempt in your particular state.


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


Dividends declared by a PBHG Advisor Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by such Fund and received by the shareholders on December 31 of that year if paid by the Fund at any time during the following January.

Each PBHG Advisor Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Tax Treatment of Transactions

Each sale, exchange or redemption of a PBHG Advisor Fund's shares is a taxable event to the shareholder.

Income derived by a PBHG Advisor Fund from securities of foreign issuers may be subject to foreign withholding taxes. The PBHG Advisor Funds may be able to treat shareholders as having paid their proportionate share of such foreign taxes.


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


                               GENERAL INFORMATION

The Company

PBHG Advisor Funds, Inc., an open-end management investment company, was incorporated in Maryland on January 9, 1998. The Company reserves the right to create and issue shares of additional portfolios. Each PBHG Advisor Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Funds under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses. In addition to the Class A and Class B shares offered for sale by this Prospectus, the Company offers Class I shares which are available only to certain institutional investors and are not offered by this Prospectus. Class I shares do not carry the same sales charges and other expenses as Class A and Class B shares, which may affect performance. Class I shares have no preference over Class A and Class B shares. Investors may obtain more information concerning Class I shares by calling 1-888-800-2685.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The sole shareholder of the Adviser is United Asset Management Corporation ("UAM"), a NYSE listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to approximately $15 billion in assets. In addition to advising the PBHG Advisor Funds, the Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each PBHG Advisor Fund under an investment advisory agreement with the Company (the "Advisory Agreement"), on behalf of each of the Funds. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.60% for the PBHG Advisor Core Value Fund; 0.60% for the PBHG Advisor Blue Chip Growth Fund; 0.60% for the PBHG Advisor Enhanced Equity Fund; 0.60% for the PBHG Advisor Defensive Equity Fund; 0.85% for the PBHG Large Cap Concentrated Fund;


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


0.75% for the PBHG Advisor New Opportunities Fund; 0.45% for the PBHG Advisor Master Fixed Income Fund; 0.30% for the PBHG Advisor Short-Term Government Fund; and 0.30% for the PBHG Advisor Cash Reserves Fund.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor Blue Chip Growth Fund, PBHG Advisor Enhanced Equity Fund, and PBHG Advisor Defensive Equity Fund; 1.07% of the PBHG Advisor Large Cap Concentrated Fund; 0.97% of the PBHG Advisor New Opportunities Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless:
(i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

Gary L. Pilgrim, CFA serves as the portfolio manager of the PBHG Advisor New Opportunities Fund. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser for the past six years and is also a Director of the Adviser.

James D. McCall, CFA manages the PBHG Advisor Large Cap Concentrated Fund. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First National Bank of Maryland.

Robert Urquhart, CFA manages the PBHG Advisor Blue Chip Growth Fund.
Mr. Urquhart joined the Adviser from PNC Equity Advisor, where he was Managing Director responsible for management of approximately $1.5 billion in assets concentrated in large cap growth and growth and income products. Previously, Mr. Urquhart was Chief Financial Officer for Cole Financial Group where he had portfolio management responsibilities. Mr. Urquhart earned an MBA degree from Harvard University and a BS degree in Business/Finance from the University of Colorado.


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


Value Investors

Pilgrim Baxter Value Investors, Inc. (formerly, Newbold's Asset Management, Inc.), 825 Duportail Road, Wayne, PA 19087, a registered investment adviser that was formed in 1940, is a wholly-owned subsidiary of the Adviser. Value Investors currently has discretionary management authority with respect to over $4 billion in assets. In addition to sub-advising certain of the PBHG Advisor Funds, Value Investors provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies. Value Investors serves as the investment sub-adviser for the PBHG Advisor Core Value Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of such Fund, and the Adviser (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Value Investors manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the PBHG Advisor Core Value Fund, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed daily and paid monthly at annual rates of 0.40%.

Gary D. Haubold, CFA manages the PBHG Advisor Core Value Fund. Mr. Haubold joined Value Investors in January 1997. Prior to joining Value Investors, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Fund of the MAS Fund from its inception in December 1994 through January 1997 and the co-manager of the Small Cap Value Fund of the MAS Fund from December 1994 through January 1997. Mr. Haubold was the person primarily responsible for the day-to-day management of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

Analytic Investors

Effective July 20, 1998, Analytic Investors will become a wholly-owned subsidiary of the Adviser and will change its name from Analytic o TSA Global Asset Management, Inc. to Pilgrim Baxter Analytic Investors, Inc. As of the date of this Prospectus, Analytic Investors is a wholly-owned subsidiary of UAM, the parent company of the Adviser, and is located at 700 South Flower Street, Suite 2400, Los Angeles, CA 90017.

Analytic Investors was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital


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


Management ("TSA") which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic Investors serves, among others, pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to an investment sub-advisory agreement with the Company and the Adviser, on behalf of the PBHG Advisor Defensive Equity Fund, PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, Analytic Investors, subject to the control and direction of the Adviser and the Board of Directors of the Company, will manage the Funds in accordance with each Fund's stated investment objective and policies and will make investment decisions for the Funds.

Scott Barker, Greg McMurran and Bob Bannon are the portfolio managers for the PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund. Mr. Barker has been a member of the portfolio management and research team for Analytic Investors since August 1995. He concurrently served as a research analyst with Analysis Group, Inc. from October 1993 until April 1998. Previously he was with Zontech, Inc. for six years as a scientific analyst. Mr. McMurran is the Chief Investment Officer of Analytic Investors and has been with the firm since October of 1976 as a portfolio manager. Mr. Bannon is a managing director of Analytic Investors specializing in the fixed income area. He initially joined the firm in January 1996 when TSA merged with Analytic Investment Management, Inc. He was formerly a managing director with TSA since April 1995. Previously, he served as a senior bond strategist with IDEA for four years. The portfolio managers are subject to the supervision of Analytic Investors' investment management committee.

Dennis M. Bein and Harindra de Silva are the portfolio managers for the PBHG Advisor Defensive Equity Fund and the PBHG Advisor Enhanced Equity Fund. Mr. Bein has been a member of the portfolio management and research team for Analytic Investors since August 1995. He concurrently served as a senior associate for Analysis Group, Inc. from August 1990 until April 1998. Dr. de Silva is the President of the Analytic Optioned Equity Fund and serves as a President of Analytic Investors, which he joined in May of 1995. He concurrently served as a principal of Analysis Group, Inc. from March 1986 until April 1998. The portfolio managers are subject to the supervision of Analytic Investors' investment management committee.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the sub-advisory agreement, the Adviser pays Analytic Investors an annual fee based on the average daily net assets of each Fund as follows:

PBHG Advisor Master Fixed Income Fund                               0.25%
PBHG Advisor Enhanced Equity Fund                                   0.40%
PBHG Advisor Short-Term Government Fund                             0.10%
PBHG Advisor Defensive Equity Fund                                  0.40%


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


Wellington Management

Wellington Management Company, LLP serves as the investment sub-adviser for the PBHG Advisor Cash Reserves Fund pursuant to an investment sub-advisory agreement with the Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser. Under the sub-advisory agreement, Wellington Management manages the investments of the Fund, selects investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the PBHG Advisor Cash Reserves Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1997, Wellington Management had investment management authority with respect to approximately $174.5 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The Administrator and Sub-Administrator

The Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, PA 19087.

The Sub-Administrator, an indirect wholly-owned subsidiary of SEI Investments Company ("SEI"), assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.


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


The Transfer Agent

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri, 64141-6534, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the PBHG Advisor Funds, delivering, on behalf of the Company, proxy statements, annual reports, updated prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

Shareholder Servicing Agents

The Administrator acts as shareholder servicing agent for the Company. UAM SSC acts as sub-shareholder servicing agent for the Company.

The Distributor

The Company has entered into distribution agreements relating to the PBHG Advisor Funds (the "Distribution Agreements"), dated April 1, 1998, with the Distributor, a registered broker-dealer, pursuant to which the Distributor acts as the distributor of Class A and Class B shares of the PBHG Advisor Funds. The address of the Distributor is 825 Duportail Road, Wayne, Pennsylvania 19087. Certain directors and officers of the Company are affiliated with the Distributor.

The Distribution Agreements provide the Distributor with the exclusive right to distribute shares of the Funds directly and through institutions with whom the Distributor has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, the Distributor sells Class B shares at net asset value subject to a contingent deferred sales charge established by the Distributor. The Distributor is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by the Distributor. The Distribution Agreement for the Class B shares provides that the Distributor (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the 12b-1 distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of the Distributor. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B shares distribution plan (as defined in the plan) would terminate all payments to the Distributor. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


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


Distribution Plans

The PBHG Advisor Funds have adopted Distribution Plans applicable to Class A and Class B shares.

         Class A Plan. The Distribution Plan applicable to Class A shares of the PBHG Advisor Funds (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act authorizes the Company to pay an aggregate amount of up to 0.35% of the average daily net assets of Class A shares of each Fund on an annualized basis to compensate the Distributor for certain promotional and other sales-related costs, and to pay selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of a Fund. The Company's directors have determined that payments under the 12b-1 distribution plan will currently be limited to 0.25%. Notice will be given to shareholders of any proposed increase in such amount. Payments can also be directed to selected institutions who have entered into service agreements with respect to Class A shares of the Funds and who provide continuing personal services to their customers who own Class A shares of a Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a PBHG Advisor Fund, in amounts of up to 0.25% of the average net assets of such Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to the Distributor in excess of 0.25% are characterized as an asset-based sales charge pursuant to the Class A Plan.

         Class B Plan. Each PBHG Advisor Fund also has adopted a Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays an aggregate amount of 1.00% of the average daily net assets on an annualized basis attributable to such Fund's Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to such Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan with respect to any Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of such Fund.

         Class A and Class B Plans. Activities that may be financed under the Class A Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset-based sales charges or payments of service


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


fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by a PBHG Advisor Fund under the Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Company will not be obligated to pay more than that fee, and if the Distributor's expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of NASD Regulation, Inc.

Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company, as defined by the 1940 Act, or by a vote of the holders of the majority of the outstanding shares of the applicable class.

Under the Plans, the Distributor may, in its discretion, from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

Financial intermediaries and any other person entitled to receive compensation for selling PBHG Advisor Fund shares may receive different compensation for selling shares of one class than another class.

For additional information concerning the operation of the Plans see the Statement of Additional Information.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved contracts under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote for each dollar of net asset value of shares of stock owned by the shareholder. Shareholders of each PBHG Advisor Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds of the Company will be voted on only by shareholders of the affected series. Shareholders of all series of the Company will vote together in matters affecting the Fund generally, such as the election of Directors or selection of independent accountants. Shareholders of each class of shares of the Company will vote separately on matters relating solely to that class of shares and not on matters relating solely to another class of shares. As a Maryland corporation, the Company is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Company and for the election of directors under certain circumstances. In


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


addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting

The Company issues unaudited financial information semi-annually and audited financial statements annually for each PBHG Advisor Fund. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Company is actively working with the Adviser, the sub-advisers and the Company's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and shareholder servicing agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Company believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Company does not currently anticipate that there will be any material cost to the Company or any PBHG Advisor Fund as a result of this project.

Shareholder Inquiries

You may direct inquiries to the Company by writing to PBHG Advisor Funds, Inc., P.O. Box 419229, Kansas City, Missouri 64141-6229.

Dividends and Distributions

Substantially all of the net investment income (exclusive of capital gains) of a PBHG Advisor Fund (except the PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund) is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by each Fund at least annually. The PBHG Advisor Master Fixed Income Fund, PBHG Advisor Short-Term Government Fund, and PBHG Advisor Cash Reserves Fund accrue dividends daily and pay them monthly to shareholders.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the


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


shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer. If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends and distributions of the PBHG Advisor Funds are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Company. Coopers & Lybrand L.L.P. serves as the independent accountants of the Company.

Custodian

First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Company and each PBHG Advisor Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

                                                                       Appendix


                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the PBHG Advisor Funds:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of Permitted Investments" for discussions of these various instruments, and see "Investment Objective and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Securities that evidence ownership interests in a company, such as common stock and preferred stock. Investments in equity securities are subject to market risks which may cause their prices to fluctuate over time.

Foreign Currency Transactions -- Each PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts and Options on Futures Contracts -- The PBHG Advisor Funds may enter into futures contracts for the purchase or sale of securities, including, for the Fund, index contracts on foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. Each of the specified Funds may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Each of the specified Funds may enter into futures contracts, and with respect to the Fund options thereon, to the extent that (i) aggregate initial margin deposits to establish positions other than "bona fide hedging" positions (and premiums paid for unexpired options on futures contracts) do not exceed 5% of the Fund's net assets and (ii) the total market value of obligations underlying all futures contracts does not exceed 20% of the value of the Fund's total assets or 50% of the value of each of the other specified Fund's total assets.

The PBHG Advisor Funds may also purchase and write options to buy or sell futures contracts. The Funds may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

Each PBHG Advisor Fund will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or sub-adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities (10% for the PBHG Advisor Cash Reserves Fund), it would seek to take appropriate steps to protect liquidity.

Mortgage-Related Securities -- Securities that include interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Mortgage-related securities not issued or guaranteed by U.S. Government agencies or instrumentalities are not considered U.S. Government securities for purposes of the 80% test for such securities in the PBHG Advisor Short-Term Government Fund. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The interest rates earned on such securities may be fixed, in the case of pools of fixed-rate mortgages, or variable, in the case of pools of adjustable-rate mortgages. Each PBHG Advisor Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, such as collateralized mortgage obligations, and in other types of mortgage-related securities.

An example of a mortgage-related security is a GNMA mortgage-backed certificate. Although the mortgage loans in the pool underlying the certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate will be substantially less because the mortgages may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages increases, thereby shortening the average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment decreases, thereby lengthening the actual average life of the certificate. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the possibility of prepayment and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective then typical non-callable bonds of similar maturities at "locking in" higher yields during periods of declining rates, although they may have comparable risks to decline in value during periods of rising interest rates.

Options -- The PBHG Advisor Funds may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Adviser deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time a Fund enters into such options.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the Funds will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser or the sub-adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options;

and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the Funds must establish and maintain a segregated account with the Fund's Custodian containing cash or other liquid assets in an amount at least equal to the market value of the option.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New
York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Fund may invest in restricted securities that the Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. A Fund may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Investing in Rule 144A securities may increase the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Funds.

Securities Lending -- In order to generate additional income, certain of the PBHG Advisor Funds may lend the securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal at all times to 100% of the market value of the securities lent. Each Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser or sub-advisers to be of good standing and when, in the judgment of the Adviser or sub-advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk.

Swaps -- As a way of managing its exposure to different types of investments, a PBHG Advisor Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investments exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside high quality liquid securities in a segregated account. The Fund will enter into swaps only with counterparties deemed creditworthy by the Adviser.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving all of the interest ("interest only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund's assets. The PBHG Advisor Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities.

                                      LOGO

                            PBHG ADVISOR FUNDS, INC.



                                   PROSPECTUS
                                  JULY 14, 1998

                            PBHG Advisor Funds, Inc.

                               Investment Adviser:
                        Pilgrim Baxter & Associates, Ltd.

                                  Distributor:
                             PBHG Funds Distributor



                                      LOGO



                            The Power of Discipline.
                        The rewards of time.(Servicemark)


                    To open an account, receive information,
                      make inquiries or request literature:

                                 1-888-800-2685

                            PBHG ADVISOR FUNDS, INC.
                       PBHG Advisor Defensive Equity Fund
                               825 Duportail Road
                            Wayne, Pennsylvania 19087
                            Toll Free: (888) 800-2685

                     Analytic Defensive Equity Portfolio of
                     TBE ANALYTIC OPTIONED EQUITY FUND, INC.
                     c/o Chase Global Funds Services Company
                                  P.O. Box 2798
                        Boston, Massachusetts 02228-2798
                            Toll Free: (800) 374-2633

                       STATEMENT OF ADDITIONAL INFORMATION

                    (1998 Special Meeting of Shareholders of
                    The Analytic Optioned Equity Fund, Inc.)

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated July 17, 1998 of PBHG Advisor Funds, Inc. (the "Company") for use in connection with the Special Meeting of Shareholders of The Analytic Optioned Equity Fund, Inc. (the "Fund") to be held on August 27, 1998. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Portfolios at the address shown above or by calling 1-888-800-2685.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

      A Statement of Additional Information for the Company dated July 2, 1998 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

      The date of this Statement of Additional Information is July 17, 1998.

                                TABLE OF CONTENTS

THE COMPANY ............................................................2
DESCRIPTION OF PERMITTED INVESTMENTS ...................................2
DIRECTORS AND OFFICERS OF THE COMPANY ..................................2
ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF
DISTRIBUTION ...........................................................2
PORTFOLIO TRANSACTIONS .................................................2
DESCRIPTION OF SHARES ..................................................2
DETERMINATION OF NET ASSET VALUE .......................................2
TAXES ..................................................................2
PERFORMANCE DATA .......................................................3
FINANCIAL INFORMATION ..................................................3

Appendix I  -- PBHG Advisor Funds, Inc. Statement of Additional Information

Appendix 11 -- Annual Report of The Analytic Optioned Equity Fund, Inc.

THE COMPANY

This Statement of Additional Information relates to PBHG Advisor Funds, Inc. (the "Company") and the PBHG Advisor Defensive Equity Fund (the "Advisor Fund"). The Advisor Fund is a separate series of the Company, which was incorporated in Maryland on January 9, 1998 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). No shares of the Advisor Fund have been issued as of the date of this Statement of Additional Information.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Advisor Fund adopted by the Company's Board of Directors, see heading "Description of Permitted Investments" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's officers and directors identifying those who are interested persons of the Company as well as stating their aggregate renumeration, see heading "Directors and Officers of the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT - RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "The Advisor", "The Sub-Advisor," "The Administrator and Sub-Administrator," "The Distribution Plans," and "The Distributor" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Portfolio Transactions" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's capital stock, see heading "Description of Shares" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Determination of Net Asset Value" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Taxes" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see headings "Computation of Yield" and "Calculation of Total Return" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited Financial Statements of the Fund and the report thereon by Deloitte & Touche, LLP, are set forth in the Annual Report of the Fund dated December 31, 1997, which is incorporated herein by reference and attached hereto as Appendix II.

Pro forma financial statements are not presented as the Analytic Defensive Equity Portfolio is being combined with a shell of a portfolio of PBHG Advisor Fund. The only significant change in pro forma total operating expenses is the addition of a 0.25% 12b-1 fee for the PBHG Funds. These changes are presented in the expense tables presented in the Combined Proxy Statement and Prospectus.

                                                                      APPENDIX I

                                    Company:
                            PBHG ADVISOR FUNDS, INC.

                                   Portfolios:
                          PBHG ADVISOR CORE VALUE FUND
                      PBHG ADVISOR VALUE OPPORTUNITIES FUND
                        PBHG ADVISOR NEW CONTRARIAN FUND
                             PBHG ADVISOR REIT FUND
                       PBHG ADVISOR DEFENSIVE EQUITY FUND
                       PBHG ADVISOR BLUE CHIP GROWTH FUND
                     PBHG ADVISOR GROWTH OPPORTUNITIES FUND
                        PBHG ADVISOR ENHANCED EQUITY FUND
                             PBHG ADVISOR TREND FUND
                    PBHG ADVISOR LARGE CAP CONCENTRATED FUND
                           PBHG ADVISOR GROWTH II FUND
                       PBHG ADVISOR NEW OPPORTUNITIES FUND
              PBHG ADVISOR GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                      PBHG ADVISOR MASTER FIXED INCOME FUND
                          PBHG ADVISOR HIGH YIELD FUND
                     PBHG ADVISOR SHORT-TERM GOVERNMENT FUND
                         PBHG ADVISOR CASH RESERVES FUND
             (each, a "PBHG Advisor Fund" or "Fund," collectively,
                      the "PBHG Advisor Funds" or "Funds")

                                    Adviser:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus and relates only to each of the Funds listed above. It is intended to provide additional information regarding the activities and operations of PBHG Advisor Funds, Inc. and the Funds. The Statement of Additional Information should be read in conjunction with the Prospectus for the Fund shares dated July 14, 1998. The Prospectus for the Funds may be obtained by calling 1-888-800-2685.

                                TABLE OF CONTENTS
                                                                          Page

THE COMPANY................................................................S-2

DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-2

THE ADVISER...............................................................S-15

THE SUB-ADVISERS..........................................................S-16

THE ADMINISTRATOR AND SUB-ADMINISTRATOR...................................S-19

THE DISTRIBUTION PLANS....................................................S-19

THE DISTRIBUTOR...........................................................S-22

HOW TO PURCHASE AND REDEEM SHARES.........................................S-23

THE CUSTODIANS............................................................S-24

DIRECTORS AND OFFICERS OF THE COMPANY.....................................S-25

COMPUTATION OF YIELD......................................................S-27

CALCULATION OF TOTAL RETURN...............................................S-28

PURCHASE AND REDEMPTION OF SHARES.........................................S-28

DETERMINATION OF NET ASSET VALUE..........................................S-29

TAXES    .................................................................S-31

PORTFOLIO TRANSACTIONS....................................................S-36

DESCRIPTION OF SHARES.....................................................S-37

5% AND 25% SHAREHOLDERS...................................................S-38

FINANCIAL STATEMENTS......................................................S-39


July 14, 1998

THE COMPANY

This Statement of Additional Information relates to PBHG Advisor Funds, Inc. (the "Company") and each of the PBHG Advisor Funds listed on the first page of this Statement of Additional Information. Each Fund is a separate series of the Company, which was incorporated in Maryland on January 9, 1998 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The charter of the Company permits the Company to offer separate classes of shares of each Fund. Shareholders may purchase shares through separate classes, which provide for differences in distribution costs, voting rights and dividends ("Classes"). Except for these differences, each share of each Class of a Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to all Classes of shares of the Company. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined herein are defined in each Prospectus offering shares of the PBHG Advisor Funds.

DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a PBHG Advisor
Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a PBHG Advisor Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Investment Company Shares

Investment company shares that each PBHG Advisor Fund may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit an investment company from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition: (i) the investment company owns more than 3% of the total voting stock of the company; (ii) more than 5% of the investment company's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the investment company are invested in securities (other than treasury stock of the investment company) issued by all investment companies. Each PBHG Advisor Fund has no intention currently or in the foreseeable future of investing more than 5% of its assets in investment company securities.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Directors of the Company, the Adviser (as defined hereinafter) or applicable sub-adviser determines the liquidity of each PBHG Advisor Fund's investments and, through reports from the Adviser or sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or sub-adviser may determine that some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements are illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Directors. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities (10% for the PBHG Advisor Cash Reserves Fund), it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a PBHG Advisor Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Restricted securities may be deemed to be liquid in the same manner as determined under the preceding paragraph ("Illiquid Investments").

Foreign Currency Transactions

A PBHG Advisor Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A PBHG Advisor Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a PBHG Advisor Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable sub-adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the sub-adviser.

A PBHG Advisor Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities and Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each PBHG Advisor Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable sub-adviser in analyzing and predicting currency values. Forward contracts may substantially change a PBHG Advisor Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable sub-adviser anticipates. For example, if a currency's value rose at a time when the Adviser or sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a sub-adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the sub-advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

Futures Contracts

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a PBHG Advisor Fund, upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the applicable PBHG Advisor Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A PBHG Advisor Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each PBHG Advisor Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a PBHG Advisor Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. A PBHG Advisor Fund, except the PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets, provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in computing such 5%. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

The PBHG Advisor Value Opportunities Fund, PBHG Advisor New Contrarian Fund, PBHG Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund, PBHG Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund may purchase and sell ("write") both put options and call options on securities, securities indices and foreign currencies, enter into interest rate, foreign currency and index futures contracts, and purchase and sell options on such futures contracts ("Futures options") for various reasons: to hedge portfolio securities against adverse fluctuations, to adjust the level of market exposure of a portfolio, to facilitate trading, to reduce transaction costs, and/or to seek higher investment returns when a futures or option contract is attractively priced relative to a typical portfolio investment in the underlying security or index or securities highly correlated to the underlying index, and not for speculation. These Funds may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. If other types of options, futures contracts, or futures options are traded in the future, these Funds may also use those instruments, provided the Board of Directors determines that their use is consistent with such Fund's investment objective, and their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by such Fund.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Options

The types of options transactions that each PBHG Advisor Fund is permitted to utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at expiration and/or any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A PBHG Advisor Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A PBHG Advisor Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A PBHG Advisor Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option.

A PBHG Advisor Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A PBHG Advisor Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A PBHG Advisor Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. Each PBHG Advisor Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. Each PBHG Advisor Fund may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Each PBHG Advisor Fund has established standards of creditworthiness for these primary dealers, although such Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Fund has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or applicable sub-adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of a PBHG Advisor Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a PBHG Advisor Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the PBHG Advisor Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. A Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options which a Fund can write on a particular security.

INVESTMENT LIMITATIONS

Fundamental Policies

Each Fund has adopted certain investment restrictions which, in addition to those restrictions summarized in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

No PBHG Advisor Fund may:

1. Make loans except that each PBHG Advisor Fund, in accordance with its investment objective and policies, may (a) purchase debt obligations,
         (b) enter into repurchase agreements and (c) lend its portfolio securities.

2. Act as an underwriter of securities of other issuers, except as it may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

3. Purchase or sell commodities or commodity contracts, except that a PBHG Advisor Fund, in accordance with its investment objective and policies, may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon.

4. Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent a PBHG Advisor Fund from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein.

5. Issue senior securities (as defined in the 1940 Act) except as permitted in connection with the Fund's policies on borrowing and pledging, or as permitted by rule, regulation or order of the SEC.

6. Purchase more than 10% of the voting securities of any one issuer or purchase securities of any one issuer if, at the time of purchase, more than 5% of its total assets will be invested in that issuer except (a) with respect to the PBHG Advisor Cash Reserves Fund, to the extent permitted by Rule 2a-7 under the 1940 Act and (b) with respect to each other PBHG Advisor Fund, up to 25% of its assets may be invested without regard to these limits.

         This limitation does not apply to the PBHG Advisor Large Cap Concentrated Fund. In addition, for purposes of this investment limitation, the term "issuer" does not include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations.

7. Invest 25% or more of its total assets at the time of purchase in securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) whose principal business activities are in the same industry, except that the PBHG Advisor Cash Reserves Fund may, when otherwise consistent with its investment policies and the provisions of Rule 2a-7 under the 1940 Act, concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. Banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For purposes of this investment limitation, state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas, gas transmission, electric, electric and gas, and telephone) and financial service companies will be classified according to end use of their service (e.g., automobile finance, bank finance, and diversified finance).

8. Borrow money (other than pursuant to reverse repurchase agreements) except for temporary or emergency purposes and then only in amounts up to (a) 10% of the total assets of the PBHG Advisor Large Cap Concentrated Fund and the PBHG Advisor Defensive Equity Fund; (b) 15% of the total assets of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Short-Term Government Fund; and (c) 33 1/3% of the total assets of each other PBHG Advisor Fund. The temporary borrowing will include, for example, borrowing to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur, to facilitate the settlement of securities transactions, and is not for investment purposes. All borrowings in excess of 5% of a Fund's total assets will be repaid before making additional investments.

The foregoing percentages will apply at the time of each purchase of a security (except with respect to borrowings in excess of limitation 8(c) above which will be reduced consistent with the requirements of Section 18(f) of the 1940 Act.)

Non-fundamental Policies

In addition to the foregoing, and the policies set forth in each PBHG Advisor Fund's Prospectus, each Fund has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

As a non-fundamental investment policy, no PBHG Advisor Fund may:

1. Pledge more than 10% of its total assets, except that each PBHG Advisor Fund may pledge assets to the extent permitted by the 1940 Act in order to (i) secure permitted borrowings or (ii) as may be necessary in connection with the Fund's use of options and futures contracts.

2. Purchase or hold the securities of an issuer if, at the time thereof, any such purchase or holding would cause more than 15% of the Fund's net assets to be invested in illiquid securities. This limitation does not include any Rule 144A security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

3. Purchase or sell puts, calls, straddles, spreads, and any combination thereof except that a PBHG Advisor Fund may, in accordance with its investment objective and policies, write covered call options with respect to all of its portfolio securities, write covered put options and enter into closing purchase transactions with respect to such options, engage in put and call option transactions and engage in interest rate and stock index futures contracts and related options transactions.

4. Purchase securities of open-end or closed-end investment companies, except to the extent permitted by the 1940 Act.

5.       Invest in companies for the purpose of exercising control.

6. Except for the PBHG Advisor New Contrarian Fund, the PBHG Advisor Enhanced Equity Fund, the PBHG Advisor Master Fixed Income Fund and the PBHG Advisor Short-Term Government Fund, make short sales of securities or maintain a short position. With respect to the PBHG Advisor Defensive Equity Fund, the Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable for securities, without payment of additional consideration (except upon exercise of covered call options on such securities with a strike price no higher than the price at which the securities were sold short or, if higher, if the difference between the strike price and the price at which the securities were sold short is maintained in U.S. Government securities in a segregated account with the Fund's custodian or a broker), which are at least equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

7.       Purchase securities on margin, except that each PBHG Advisor Fund may:
         (i) obtain short-term credits as necessary for the clearance of security transactions; and (ii) establish margin accounts as may be necessary in connection with the Fund's use of options and futures contracts.

8. Invest in interests in oil, gas or other mineral leases, exploration or development programs, except that this shall not prevent a PBHG Advisor Fund from investing in readily marketable securities of issuers that invest or engage in oil, gas or other mineral leases, exploration or development programs or issuers secured by interest in such activities.


In addition to the above, the PBHG Advisor Enhanced Equity Fund, the PBHG Advisor Master Fixed Income Fund, the PBHG Advisor Short-Term Government Fund and the PBHG Advisor Defensive Equity Fund, as a non-fundamental policy, may not:

1. Invest more than 5% of the value of its net assets (total assets with respect to the PBHG Advisor Defensive Equity Fund) in securities of issuers which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a distribution, merger, consolidation, reorganization or the purchase of all or substantially all of the assets of such predecessor.

2. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any of the officers or directors of the Fund or its investment adviser owns individually more than one-half of one percent of the securities of such issuer and together own more than 5% of the securities of such issuer.

In addition to the above, the PBHG Advisor Defensive Equity Fund, as a non-fundamental policy, may not:

1. Invest more than 10% of the value of its total assets in securities restricted as to disposition under the Federal securities laws.

2. Participate on a joint or a joint and several basis in any trading account in securities.

3. Sell or buy options which are not listed for trading on a national securities exchange if, as a result, more than 5% of the Fund's net assets would be a risk in connection with all such unlisted options.

4. Sell any covered put stock option if, as a result, the Fund would then have more than 50% of its total assets at current value subject to being invested upon the exercise of put options.

5. Make short sales "against the box," except for the purpose of deferring realization of gain or loss for Federal income tax purposes and/or to receive interest on the proceeds of such sales when made in connection with convertible securities. Such sales will not be made of securities subject to outstanding options.

The foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities).


THE ADVISER

The Company and Pilgrim Baxter & Associates, Ltd. (the "Adviser") have entered into an investment advisory agreement with respect to the Funds (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Company or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Company in accordance with the Company's investment objectives, policies and limitations; (ii) make investment decisions for the Company; and (iii) place orders to purchase and sell securities for the Company, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Company. (See the Prospectuses for a description of expenses borne by the Company.)

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 0.82% of the PBHG Advisor Defensive Equity Fund; 1.07% of the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, and PBHG Advisor Global Technology & Communications Fund; 0.97% of the PBHG Advisor REIT Fund and PBHG Advisor New Opportunities Fund; 0.87% of the PBHG Advisor Growth Opportunities Fund and PBHG Advisor Trend Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; 0.72% of the PBHG Advisor High Yield Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those which are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule 18f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses specifically allocated to a class of shares of a Fund under the Rule 18f-3 Plan, such as Rule 12b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Because the expenses subject to the foregoing limitations are not specifically allocated to a class of shares of a fund, the expense identified in the notes to the Classes' Annual Operating Expenses in the Prospectus may not correlate to the fees provided in the respective fee table provided in the Prospectus (which includes waivers and expense limitations). The expenses do not correlate because only Fund-related expenses are limited. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund during any of the previous two (2) fiscal years, less any reimbursement previously paid by the Fund to the Adviser with respect to such waivers, reductions, or payments.

The continuance of the Advisory Agreement with respect to a PBHG Advisor Fund after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Company. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc.

The Company, on behalf of each of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Value Opportunities Fund, and PBHG Advisor REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Value Investors Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of the Adviser. The Value Investors Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Value Investors Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the applicable PBHG Advisor Fund and the composition of such Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with such Fund's investment objective, policies and limitations; (ii) provide supervision of such Fund's investments and to determine from time to time what investments and securities will be purchased, retained or sold by such Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by such Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

With respect to each applicable PBHG Advisor Fund, the continuance of the Value Investors Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Value Investors Sub-Advisory Agreement may be terminated with respect to a Fund (i) by the Company, without the payment of any penalty, by the vote of a majority of the Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Value Investors Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Analytic Investors

Effective July 20, 1998, Analytic Investors will become a wholly-owned subsidiary of the Adviser and will change its name from Analytic o TSA Global Asset Management, Inc. to Pilgrim Baxter Analytic Investors, Inc. ("Analytic Investors"). The Company, on behalf of the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund Portfolio, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund, and the Adviser have entered into a sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic Investors, 700 South Flower Street, Suite 2400, Los Angeles, CA 90017. As of the date of this Statement of Additional Information, Analytic Investors is a wholly-owned subsidiary of United Asset Management Corporation, the parent company of the Adviser.

Analytic Investors was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long term investors. It is one of the oldest and largest independent investment management firms in this specialized area. In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option yield curve strategies. Analytic Investors serves, among others, pension and profit-sharing plan, endowments, foundations, corporate investment portfolios, mutual savings banks, and insurance companies, for which it manages in excess of $1 billion. It has also managed another registered investment company since 1978.

Pursuant to the Analytic Sub-Advisory Agreement, Analytic Investors, subject to the control and direction of the Company's Officers and Board of Directors, manages the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Defensive Equity Fund, PBHG Advisor Master Fixed Income Fund, and PBHG Advisor Short-Term Government Fund in accordance with each Fund's stated investment objective and policies and makes investment decisions for the Funds.

Wellington Management Company, LLP

The Company, on behalf of the PBHG Advisor Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Wellington Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington Management"). The Wellington Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Company or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Wellington Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Advisor Cash Reserves Fund and the composition of such Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and restrictions; (ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The Wellington Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Company (i) by the Company at any time, without the payment of any penalty, by the vote of a majority of Directors of the Company or by the vote of a majority of the outstanding voting securities of the PBHG Advisor Cash Reserves Fund,
(ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or
(iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Wellington Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Company and PBHG Fund Services (the "Administrator") have entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which the Administrator oversees the administration of the Company's and each Fund's business and affairs, including services performed by various third parties. The Administrator, a wholly-owned subsidiary of the Adviser, is organized as a Pennsylvania business trust and has its principal place of business at 825 Duportail Road, Wayne, Pennsylvania 19087. The Administrator is entitled to a fee from the Company, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1999 and shall thereafter continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Company, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement on April 1, 1998, as amended May 1, 1998, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Company. SEI Investment Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investment Company ("SEI"), owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. The Sub-Administrative Services Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Sub-Administrative Service Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Service Agreement shall remain in effect until December 31, 2000, and shall continue for successive periods of one year, unless terminated by either party upon not less than 90 days' prior written notice to the other party.

Under the Sub-Administrative Services Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Insurance Series Fund, Inc., calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

THE DISTRIBUTION PLANS

The Class A Plan. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of each PBHG Advisor Fund (the "Class A Plan"). The Class A Plan provides that the Class A shares pay up to 0.35% per annum of their daily average net assets as compensation to the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares and for shareholder services. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A Plan. The directors of the Company have determined to limit payments under the Class A Plan to 0.25% per annum of the Class A shares daily net assets for the time being.

The Class B Plan. The Company has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of each PBHG Advisor Fund (the "Class B Plan", and collectively with the Class A Plan, the "Plans"). Under the Class B Plan, the Funds pay compensation to the Distributor at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Funds pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses or organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. The Distributor may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

Both Plans. The Distributor may enter into agreements ("Shareholder Service Agreements") with investment dealers, banks and other financial institutions selected from time to time by the Distributor for the provision of shareholder service assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

The Plans require the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

As required by Rule 12b-1, the Plans were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plans. Thus, even if the Distributor's actual expenses exceed the fee payable to the Distributor thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's expenses are less than the fee it receives, the Distributors will retain the full amount of the fee.

Unless the Plans are terminated earlier in accordance with their terms, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

The Plans may be terminated with respect to any or all Funds by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid by holders of Class A shares under the Class A Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

The principal differences between the Class A Plan and the Class B Plan are: (i) the Class A Plan allows payment to the Distributor or to dealers or financial institutions of up to .35% of average daily net assets of Class A Shares (although the payments are currently limited to 0.25% of average net assets);
(ii) the Class B Plan obligates the Class B shares to continue to make payments to the Distributor following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of the Distributor unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes the Distributor to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

THE DISTRIBUTOR

Information concerning the Distributor and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Fund Shares." A Distribution Agreement with the Distributor relating to the Class A shares of the PBHG Advisor Funds was approved by the Board of Directors on February 20, 1998. A Distribution Agreement with the Distributor relating to the Class B shares of the Funds was also approved by the Board of Directors on February 20, 1998. A third Distribution Agreement which relates to the Class I shares of the Funds was approved by the Board of Directors on February 20, 1998. Such Distribution Agreements are hereinafter, collectively, referred to as the "Distribution Agreements."

The Distribution Agreements provide that the Distributor will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by the Distributor pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by the Distributor or furnished by the Distributor to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. The Distributor has not undertaken to sell any specified number of shares of any classes of the Funds.

The Distributor expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to the Distributor under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit the Distributor to recoup a portion of such sales commissions plus financing costs. The Distributor anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

In the future, if multiple distributors serve the Funds, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

The Company (on behalf of any class of the Funds) or the Distributor may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, the Distributor would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of the Distributor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to the Distributor. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

HOW TO PURCHASE AND REDEEM SHARES

A completion description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How to Purchase Fund Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate the Distributor and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with the Distributor by persons, who because of their relationship with the Funds or with the Adviser and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), the Distributor believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through the Distributor without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are shown in the Prospectus.

Complete information concerning the method of exchanging shares of the Funds for shares of the other Funds is set forth in the Prospectus under the Caption "Exchange Privileges."

Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "How to Redeem Fund Shares." The Funds intend to redeem all shares of the Funds in cash. See "Purchase and Redemption of Shares." In addition to the Funds' obligation to redeem shares, the Distributor may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with the Distributor must phone orders to the order desk of the Fund telephone, 1-888-800-2685, and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by the Distributor (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a service fee for handling the transaction.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

THE CUSTODIAN

First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Company and each PBHG Advisor Fund (the "Custodian"). The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

DIRECTORS AND OFFICERS OF THE COMPANY

The management and affairs of the Company are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Company and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Director serves as a Director of two other registered investment companies advised by the Adviser and each officer serves as an officer in a similar capacity of two other investment companies advised by the Adviser. The age of each Director and officer is indicated in the parentheses.

JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, the Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (51)* - Chairman of the Board and Director - Chairman, Chief Executive Officer and Director, the Adviser, 825 Duportail Road, Wayne, PA 19087. Trustee, the Administrator since May 1996. Chief Executive Officer, Value Investors, 825 Duportail Road, Wayne, PA 19087, since June 1996. Trustee, the Distributor since January 1998.

JETTIE M. EDWARDS (49) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.

ALBERT A. MILLER (62) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, the Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co., 1958-1995 (retired).

GARY L. PILGRIM (57) - President - Chief Investment Officer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996. Director, Value Investors since June 1996.

PAUL J. HONDROS (49) - Executive Vice President - President and Chief Operating Officer, the Adviser since October 1997. President and Chief Operating Officer, Value Investors since January 1998. Trustee, the Distributor since January 1998. President and Chief Executive Officer, Fidelity Investments Retail Group, 1990-1997.

SANDRA K. ORLOW (44) - Vice President - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1983 and SEI Investments since 1996.

--------
* Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

KATHRYN L. STANTON (39) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1994 and SEI Investments since 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (32) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI and the Sub-Administrator since 1995 and SEI Investments since 1996. Associate, Dewey Ballantine (law firm) 1994-1995. Associate, Winston & Strawn, (law firm) 1991-1994.

BARBARA A. NUGENT (41) - Vice President, Assistant Secretary - Counsel, the Adviser since February 1998. Vice President and Assistant Secretary, SEI, 1996-1998. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President/Operations, Delaware Group of Funds, 1980-1994.

MICHAEL J. HARRINGTON (29) - Vice President - Director of Fund Services, the Adviser since 1994. Secretary, the Administrator since May 1996. Vice President, the Distributor since January 1998. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (34) - Treasurer, Chief Financial Officer and Controller - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Vice President and Treasurer, the Distributor since January 1998. Investment Accounting Officer, Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994.

BRIAN F. BEREZNAK (36) - Vice President - Trustee and President, the Administrator since May 1996. Chief Operating Officer, the Adviser from 1989 through December 31, 1996. Director, Value Investors since June 1996. President, the Distributor since January 1998.

JOHN M. ZERR (35) - Vice President and Secretary - General Counsel and Secretary, the Adviser since November 1996. General Counsel and Secretary, Value Investors since November 1996. General Counsel and Secretary, the Distributor since January 1998. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

Each current Director of the Company who is not an "interested person" of the Company received the following compensation during the year ended December 31, 1997:


                                                        Pension or
                                                        Retirement                               Total
                                                        Benefits             Estimated           Compensation
                                  Aggregate             Accrued as           Annual              from Registrant
                                  Compensation          Part                 Benefits            and Complex
Name of Person,                   from                  of Company           Upon                Fund Paid to
Position                          Registrant(1)         Expenses             Retirement          Directors(2)
---------------                   -------------         ----------           ----------          ---------------
John R. Bartholdson,                  $0                   N/A                 N/A                  $47,583
Director


Harold J. Baxter,                     N/A                  N/A                 N/A                   N/A
Director(3)
Jettie M. Edwards,                    $0                   N/A                 N/A                  $47,583
Director
Albert A. Miller,                     $0                   N/A                 N/A                  $47,583
Director

----------------
(1)      The Company was not in existence during 1997.

(2) The Company is expected to pay approximately $27,500 to each Director who is not an "interested person" of the Company for the fiscal year ending October 31, 1998, which includes $1,000 for each Board meeting and $500 for each committee meeting attended. Each Portfolio pays its proportionate share of the total compensation, based on its total net assets relative to the total net assets of the Company.

(3) Mr. Baxter is a Director who may be deemed to be an "interested person" of the Company, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Company.

As of the date of this Statement of Additional Information, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each class of shares of each PBHG Advisor Fund.

COMPUTATION OF YIELD

From time to time, the PBHG Advisor Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Advisor Cash Reserves Fund refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Advisor Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Fund is determined by computing the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Advisor Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Advisor Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

CALCULATION OF TOTAL RETURN

From time to time, each of the PBHG Advisor Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. However, shares of the PBHG Advisor Cash Reserves Fund cannot be purchased, exchanged or redeemed (i) on days when the Federal Reserve is closed, or (ii) by Federal Reserve wire on federal holidays restricting wire transfers. Currently, the following holidays are observed by the PBHG Advisor Funds: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

It is currently the Company's policy to pay all redemptions in cash. The Company retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash in certain cases. Each PBHG Advisor Fund has made an election pursuant to

Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Company reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a PBHG Advisor Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Company also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each PBHG Advisor Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general supervision of the Directors.

Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the PBHG Advisor Funds, if any, are valued at their fair value as determined in good faith by the Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value.

The net asset value per share of the PBHG Advisor Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the PBHG Advisor Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Advisor Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Directors. The Directors must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Directors to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Directors deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Directors are required to consider promptly what action, if any, should be initiated. If the Directors believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Directors are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if the Fund incurs a significant loss or liability, the Directors have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

TAXES

The following is only a summary of certain income tax considerations generally affecting the PBHG Advisor Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each PBHG Advisor Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (b) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a PBHG Advisor Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

Fund Distributions

Notwithstanding the Distribution Requirement described above, which does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. For calendar year 1997, the Internal Revenue Service required RICs to report to their shareholders the amount of capital gain dividends subject to taxation at the 28 percent tax rate.

Withholding

In certain cases, a PBHG Advisor Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a PBHG Advisor Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

Shareholders should also note that the Internal Revenue Service is currently considering whether and when the introduction of a single European currency
(euro) in 1999 will cause a gain or loss to be realized on foreign financial instruments denominated in certain European currencies, which could affect the amount of distributions made by a Fund.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the PBHG Advisor Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each PBHG Advisor Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each PBHG Advisor Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by a PBHG Advisor Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Income Taxes

Foreign Tax Consequences

Investment Income received from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a PBHG Advisor Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund (the "Foreign Tax Credit Election"). Pursuant to the Foreign Tax Credit Election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. However, the Taxpayer Relief Act of 1997 has imposed holding period requirements that must be satisfied by both the Fund and the shareholder before the Foreign Tax Credit election may be made. If the Fund makes the Foreign Tax Credit Election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign Shareholders

Dividends from a PBHG Advisor Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a PBHG Advisor Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by a PBHG Advisor Fund are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a PBHG Advisor Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the PBHG Advisor Funds.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 1998. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the PBHG Advisor Funds.

PORTFOLIO TRANSACTIONS

The Adviser or sub-advisers are authorized to select brokers and dealers to effect securities transactions for the PBHG Advisor Funds. The Adviser or sub-advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or sub-advisers generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Adviser or sub-advisers seek to select brokers or dealers that offer the Funds best price and execution or other services which are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or sub-advisers expect normally to seek to select primary market makers.

The Adviser or sub-advisers may, consistent with the interests of the PBHG Advisor Funds, select brokers on the basis of the research services they provide to the Adviser or sub-advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or sub-adviser, a Fund or other accounts managed by the Adviser or sub-adviser will be benefitted by supplemental research services, the Adviser or sub-advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or sub-advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or sub-advisers will find any specific service of value in advising the Funds.

It is expected that the PBHG Advisor Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. In addition, the Adviser or sub-advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Company's expenses. In addition, the Adviser or sub-adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Directors, including those who are not "interested persons" of the Company, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of a PBHG Advisor Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Company's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by a PBHG Advisor Fund. The Code of Ethics allows trades to be made in securities that may be held by the Fund, however, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

DESCRIPTION OF SHARES

The Company may increase the number of shares which each PBHG Advisor Fund is authorized to issue and may create additional portfolios of the Company. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Company for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

5% AND 25% SHAREHOLDERS

As of April 30, 1998, Pilgrim Baxter and Associates, Ltd. owned all the shares of each Fund.

FINANCIAL STATEMENTS

Coopers & Lybrand L.L.P. serves as the independent accountants for the Company. An audited Statement of Assets and Liabilities with notes thereto of each Fund (other than the PBHG Advisor Defensive Equity Fund) as of March 20, 1998, and the reports of Coopers & Lybrand L.L.P. with respect thereto are set forth below.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998

                                                                                    PBHG Advisor
                                                                    PBHG Advisor        Value          PBHG Advisor    PBHG Advisor
                                                                     Core Value     Opportunities     New Contrarian       REIT
                                                                        Fund            Fund              Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                                               $   300         $10,900            $10,875          $  300
   Organizational Cost                                                $25,875         $ 2,875            $ 2,875          $2,875
                                                                      -------         -------            -------          ------
      Total Assets                                                    $26,175         $13,775            $13,750          $3,175

Liabilities:
   Accrued Expenses                                                   $25,875         $ 2,875            $ 2,875          $2,875
                                                                      -------         -------            -------          ------
      Total Liabilities                                               $25,875         $ 2,875            $ 2,875          $2,875

Net Assets:
   Portfolio shares of Class A (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 365, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,650            $ 3,625          $  100

Net Assets:
   Portfolio shares of Class B (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 363, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,625            $ 3,625          $  100

Net Assets:
   Portfolio shares of Class I (authorized 100,000,000 shares -
      $0.001 par value for each fund) based on 10, 363, 363 and 10
      outstanding shares of common stock, respectively                $   100         $ 3,625            $ 3,625          $  100
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                      $   300         $10,900            $10,875          $  300
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A                                   $ 10.00         $ 10.00            $ 10.00          $10.00
Net Asset Value Per Share - Class B                                   $ 10.00         $ 10.00            $ 10.00          $10.00
Net Asset Value Per Share - Class I                                   $ 10.00         $ 10.00            $ 10.00          $10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998


                                                                                                                       PBHG
                                              PBHG           PBHG          PBHG                       PBHG            Advisor
                                             Advisor        Advisor       Advisor       PBHG         Advisor           Global
                                            Blue Chip       Growth       Enhanced      Advisor         New          Technology &
                                             Growth      Opportunities    Equity        Trend      Opportunities   Communications
                                              Fund           Fund          Fund         Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                    $   300         $10,875        $10,875      $  300         $10,875         $10,875
   Organizational Cost                     $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555
                                           -------         -------        -------      ------         -------         -------
      Total Assets                         $29,871         $13,430        $40,446      $2,855         $13,430         $13,430

Liabilities:
   Accrued Expenses                        $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555
                                           -------         -------        -------      ------         -------         -------
      Total Liabilities                    $29,571         $ 2,555        $29,571      $2,555         $ 2,555         $ 2,555

Net Assets:
   Portfolio shares of Class A
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625         $ 3,625

Net Assets:
   Portfolio shares of Class B
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625           3,625

Net Assets:
   Portfolio shares of Class I
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 363, 10, 363 and 363
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625        $ 3,625      $  100         $ 3,625         $ 3,625
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $   300         $10,875        $10,875      $  300         $10,875         $10,875
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

Net Asset Value Per Share - Class B        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

Net Asset Value Per Share - Class I        $ 10.00         $ 10.00        $ 10.00      $10.00         $ 10.00         $ 10.00

The accompanying notes are an integral part of the statements of assets and liabilities.

PBHG Advisor Funds, Inc.
Statements of Assets and Liabilities
March 20, 1998


                                                                                       PBHG
                                                             PBHG                     Advisor         PBHG             PBHG
                                             PBHG           Advisor       PBHG         Master        Advisor          Advisor
                                            Advisor        Large Cap    Advisor        Fixed        Short-Term          Cash
                                           Growth II     Concentrated  High Yield      Income       Government        Reserves
                                              Fund           Fund         Fund          Fund           Fund             Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
   Cash                                    $   300         $10,875       $  300        $10,875       $   300          $10,875
   Organizational Cost                     $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571
                                           -------         -------       ------        -------       -------          -------
      Total Assets                         $ 2,855         $40,446       $2,855        $40,446       $29,871          $40,446

Liabilities:
   Accrued Expenses                        $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571
                                           -------         -------       ------        -------       -------          -------
      Total Liabilities                    $ 2,555         $29,571       $2,555        $29,571       $29,571          $29,571

Net Assets:
   Portfolio shares of Class A
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625

Net Assets:
   Portfolio shares of Class B
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625

Net Assets:
   Portfolio shares of Class I
      (authorized 100,000,000 shares -
      $0.001 par value for each fund)
      based on 10, 363, 10, 363, 10 and 3,625
      outstanding shares of common stock,
      respectively                         $   100         $ 3,625       $  100        $ 3,625       $   100          $ 3,625
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $   300         $10,875       $  300        $10,875           300          $10,875
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share - Class A        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

Net Asset Value Per Share - Class B        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

Net Asset Value Per Share - Class I        $ 10.00         $ 10.00       $10.00        $ 10.00       $ 10.00          $  1.00

The accompanying notes are an integral part of the statements of assets and liabilities.

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998

(1) Organization

PBHG Advisor Funds, Inc. (the "Funds"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with sixteen series: the PBHG Advisor Core Value Fund (the "Core Value Fund"), the PBHG Advisor Value Opportunities Fund (the "Value Opportunities Fund"), the PBHG Advisor New Contrarian Fund (the "New Contrarian Fund"), the PBHG Advisor REIT Fund (the "REIT Fund"), the PBHG Advisor Large Cap Concentrated Fund (the "Large Cap Concentrated Fund"), the PBHG Advisor Growth II Fund (the "Growth II Fund"), the PBHG Advisor New Opportunities Fund (the "New Opportunities Fund"), the PBHG Advisor Global Technology & Communications Fund (the "Global Technology & Communications Fund"), the PBHG Advisor Blue Chip Growth Fund (the "Blue Chip Growth Fund"), the PBHG Advisor Growth Opportunities Fund (the "Growth Opportunities Fund"), the PBHG Advisor Enhanced Equity Fund (the "Enhanced Equity Fund"), the PBHG Advisor Trend Fund (the "Trend Fund"), (collectively referred to as the "Equity Portfolios"), the PBHG Advisor Master Fixed Income Fund (the "Master Fixed Income Fund"), the PBHG Advisor High Yield Fund (the "High Yield Fund"), the PBHG Advisor Cash Reserves Fund (the "Cash Reserves Fund"), and the PBHG Advisor Short-Term Government Fund (the "Short-Term Government Fund") (each a "Fund" and, collectively, the "Funds"). To date, the Fund has had no transactions other than those relating to organizational matters and the issuance of 10,000 shares of common stock to Pilgrim Baxter & Associates, Ltd. (the "Adviser"). Each of the Funds has distinct investment objectives and policies that are described in the prospectus.

(2) Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation -- Investment securities of the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by the pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term investments may be valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Directors believes accurately reflects fair value. The values of investment securities held by the Cash Reserves Fund are stated at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


the respective holding periods. Acquisition discounts and premiums are accreted and amortized to maturity using a method which approximates the effective interest method.

Dividends - Dividends from net investment income for the Equity Funds are declared annually, if available. Dividends from net investment income for the Master Fixed Income Fund, the High Yield Fund, the Short-Term Government Fund and the Cash Reserves Fund are declared daily and paid monthly. Distributions of net realized capital gains, for all funds, are generally made to shareholders annually. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Organizational Costs -- All organizational costs incurred with the start up of the Funds will be amortized on a straight line basis over a period of sixty months commencing with operations provided that the series commence operations prior to June 30, 1998. For those series that commence operations after June 30, 1998 such costs will be expensed over a period not to exceed one year. In the event that any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes, and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Net Asset Value Per Share - The net asset value per share is calculated each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as l2b-1 service fees and transfer agent fees, are borne directly by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

(3) Investment Advisory Fees, Administrative Fees and Other Transactions with Affiliates


The Funds and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Value Opportunities, Large Cap Concentrated, Growth II, and Global Technology & Communications Funds; 0.75% of the average net assets of the REIT and New Opportunities Funds; 0.65% of the average net assets of the Growth Opportunities and Trend Funds; 0.60% of the average net assets of the Core Value, New Contrarian, Blue Chip Growth, and Enhanced Equity Funds; 0.50% of the average net assets of the

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


High Yield Fund; 0.45% of the average net assets of the Master Fixed Income Fund; and 0.30% of the average net assets of the Cash Reserves and Short-Term Government Funds.

Pilgrim Baxter Value Investors ("Value Investors") serves as the sub-adviser to the Core Value, New Contrarian, REIT, and Value Opportunities Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Value Investors is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.40%, 0.55% and 0.65%, respectively. Value Investors receives no fees directly from the Core Value, New Contrarian, REIT, and Value Opportunities Funds.

Wellington serves as the sub-adviser to the Cash Reserves Fund. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Wellington is entitled to receive, from the Adviser, a sub-advisory fee that is computed daily and paid monthly at an annual rate of 0.075% of the average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000. Wellington receives no fees directly from the Cash Reserves Fund.

Analytic TSA serves as the sub-adviser to the Enhanced Equity, Master Fixed Income, and Short-Term Government Funds. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Analytic TSA is entitled to receive, from the Adviser, a sub-advisory fee with respect to the average daily net assets of each such Fund that is computed daily and paid monthly at annual rates of 0.40%, 0.25%, and 0.10%, respectively. Analytic TSA receives no fees directly from the Enhanced Equity, Master Fixed Income, and Short-Term Government Funds.

In the interest of limiting the expenses of the PBHG Advisor Funds, the Adviser has entered into an Expense Limitation Agreement with the Company, on behalf of each Fund. The Adviser has agreed to waive or limit its advisory fees or assume other expenses in an amount that operates to limit the aggregate annual total of certain operating expenses of each Fund as follows: 0.82% of the PBHG Advisor Core Value Fund, PBHG Advisor New Contrarian Fund, PBHG Advisor Blue Chip Growth Fund, and PBHG Advisor Enhanced Equity Fund; 1.07% of the PBHG Advisor Value Opportunities Fund, PBHG Advisor Large Cap Concentrated Fund, PBHG Advisor Growth II Fund, and PBHG Advisor Global Technology & Communications Fund; 0.97% of the PBHG Advisor REIT Fund and PBHG Advisor New Opportunities Fund; 0.87% of the PBHG Advisor Growth Opportunities Fund and PBHG Advisor Trend Fund; 0.67% of the PBHG Advisor Master Fixed Income Fund; 0.72% of the PBHG Advisor High Yield Fund; and 0.52% of the PBHG Advisor Short-Term Government Fund and PBHG Advisor Cash Reserves Fund. The expenses subject to such limitation are those that are not specifically allocated to a class of shares of a Fund under the Company's multiple class plan (the "Rule l8f-3 Plan") including, but not limited to, investment advisory fees of the Adviser, but excluding: (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expense specifically allocated to a class of shares of a Fund under the Rule l8f-3 Plan, such as Rule l2b-1 expenses and transfer agency fees; and (iii) other extraordinary expenses not incurred in the ordinary course of a Fund's business. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when such Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentages discussed in this paragraph. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the specified percentage; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis. The total amount of reimbursement to which the Adviser may be entitled shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, during any of the previous two fiscal years, less any reimbursement previously paid by such Fund to the Adviser.

Notes To Statements of Assets and Liabilities          PBHG Advisor Funds, Inc.
March 20, 1998 (continued)


PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Funds.

SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, is the owner of all beneficial interest in SEI Fund Resources (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in providing administrative services to the Funds.

PBHG Fund Distributors, a wholly owned subsidiary of the Adviser, provides the Funds with distribution services.

DST Systems, Inc. serves as the transfer agent, dividend disbursing agent for the Funds under a transfer agent agreement with the Funds. PBHG Fund Services provides shareholder support and other shareholder account-related services with assistance from UAM Shareholder Service Center. CoreStates Bank, N.A. serves as the custodian for the Funds.

The Funds have adopted Distribution Plans (the "12b-1 Plan") for those Funds offering Class A and B shares. The Plan provides for the payment by the Funds to the Distributor of up to 0.35% of each Fund's average net assets attributable to Class A shares and up to 1.00% for Class B shares. The Funds' directors have determined that payments under the l2b-1 distribution plan for Class A shares will currently be limited to 0.25%. Class I shares are not subject to l2b-1 fees.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor receive no compensation from the Fund for their services.

(4) Reorganization


On February 20, 1998, the Board of Directors of the Fund and the Board of Trustees of The Analytic Series Fund approved an Agreement and Plan of Reorganization to reorganize the Analytic Enhanced Equity Portfolio, Analytic Master Fixed Income Portfolio, and Analytic Short-Term Government Portfolios into the PBHG Advisor Enhanced Equity Fund, PBHG Advisor Master Fixed Income Fund and PBHG Advisor Short-Term Government Fund, respectively. This reorganization is pending approval of the shareholders of the Analytic Series Fund at a special meeting currently scheduled to be held on May 28, 1998.


The reorganization is expected to be performed on May 31, 1998 with all of the property and assets of the Analytic Series Fund to be transferred to the corresponding PBHG Advisor Fund. Upon this transfer, the PBHG Advisor Fund will issue Class A shares of the voting common stock. The portfolios of the Analytic Series Fund will be accounting survivors for financial reporting purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of PBHG Advisor Series Fund, Inc.:

We have audited the accompanying Statements of Assets and Liabilities of PBHG Advisor Funds, Inc. (the "Fund"), comprised of the PBHG Advisor Core Value, PBHG Advisor Value Opportunities, PBHG Advisor New Contrarian, PBHG Advisor REIT, PBHG Advisor Blue Chip Growth, PBHG Advisor Growth Opportunities, PBHG Advisor Enhanced Equity, PBHG Advisor Trend, PBHG Advisor New Opportunities, PBHG Advisor Global Technology & Communications, PBHG Advisor Growth II, PBHG Advisor Large Cap Concentrated, PBHG Advisor High Yield, PBHG Advisor Master Fixed Income, PBHG Advisor Short-Term Government and PBHG Advisor Cash Reserves Funds, as of March 20, 1998. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of March 20, 1998 in conformity with generally accepted accounting principles.


/s/ COOPERS & LYBRAND L.L.P.
----------------------------
COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 30, 1998

                                                                        Appendix

                              RATINGS OF SECURITIES

The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P and Fitch:

Moody's Bond Ratings

Moody's describes its ratings for corporate bonds as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the low end of its generic rating category.

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Bond Ratings

S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it nominally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

S&P Dual Ratings

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

Fitch Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

THE DEFENSIVE EQUITY PORTFOLIO
of Analytic Optioned Equity Fund                [LOGO OF 100% NO-LOAD/TM/
------------------------------------                MUTUAL FUND COUNCIL
                                                      APPEARS HERE]

                                                                     APPENDIX II

February 2, 1998

Dear Fellow Shareholders:

  We are pleased to report that for the quarter ended December 31, 1997, your Fund's net asset value increased 2.40% per share with dividends reinvested. At quarter end, the Fund's share price was $13.02 after paying its 78th consecutive quarterly dividend from net investment income of $0.06 and a long-term capital gain of $3.97.

  While the Fund's return was slightly below that of the S&P 500 Index, which returned 2.87% for the quarter, it continues to meet its performance objectives by providing equity participation with substantially less risk. Since its inception on July 1, 1978, the Fund's annualized compound growth rate of 11.77% is nearly 70% of the S&P 500's annualized compound growth rate of 16.9%. Meanwhile, the Fund's volatility, as measured by standard deviation, has been only 61% of that of the S&P 500. The combination of 70% of the return and only 61% of the volatility is superior risk adjusted performance. The Fund's success is evident in its Morningstar risk-adjusted performance ranking (Sharpe ratio)--the Fund ranks in the top quartile of all (1,651) equity mutual funds for the most recent three-year period ended December 31, 1997.

  The Fund continues to utilize its proven strategy of remaining virtually fully invested in a well-diversified portfolio of higher quality stocks, which are hedged using both put and call options. The portfolio is well-positioned to protect against market declines and to gain substantially from market advances. With valuation measures in equity markets at all-time peaks, we continue to use our quantitative valuation based approach to identify investment opportunities that offer superior risk adjusted returns. We believe that the defensive posture of this portfolio should deliver superior performance in the current economic environment which is characterized by high financial market volatility.

  Should you ever have any questions regarding your Fund's investment strategy or results, please call us at 1-800-374-2633.

        WE APPRECIATE YOUR BUSINESS AND THANK YOU FOR INVESTING WITH US.
                        YOUR INVESTMENT MANAGEMENT TEAM:

/s/ Dennis Bein          /s/ Harindra de Silva              /s/ Charles Dobson

Dennis Bein, CFA         Harindra de Silva, Ph.D., CFA      Charles Dobson
Portfolio Manager        President/Portfolio Manager        Executive Vice
                                                            President/
                                                            Portfolio Manager
                         THE DEFENSIVE EQUITY PORTFOLIO
                      OF THE ANALYTIC OPTIONED EQUITY FUND
                    AVERAGE ANNUAL COMPOUND TOTAL RETURN(1),
                        PERIODS ENDING 12/31/97, PERCENT

                  One Year........ 19.11
                  Five Years...... 12.86
                  Ten Years....... 11.77

(1) The investment returns quoted in this letter represent past returns and should not be construed as a guarantee of the Fund's future performance. Returns are net of all fees and expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        The Defensive Equity Portfolio of Analytic Optioned Equity Fund
                                 Total Return
                 Growth of $10,000 Investment 7/1/87-12/31/97

                           [LINE GRAPH APPEARS HERE]

- ----------------------------
  Average Annual Compound
       Total Return

1 Year   5 Years   10 Years
19.1%    12.9%      11.8%
- ----------------------------


                      Analytic Optioned
      Date               Equity Fund          S&P 500          CPI
     ------           -----------------       -------         -----
     Sep-87               10,398.59          10,662.33      10,126.43
     Dec-87                9,228.84           8,249.43      10,164.66
     Jun-88               10,175.75           9,310.00      10,393.67
     Dec-88               10,668.86           9,636.10      10,613.87
     Jun-89               11,647.85          11,220.53      10,930.96
     Dec-89               12,560.96          12,670.60      11,107.13
     Jun-90               12,785.52          13,060.66      11,441.84
     Dec-90               12,754.51          12,268.60      11,785.36
     Jun-91               13,632.01          14,025.78      11,979.15
     Dec-91               14,449.76          16,016.60      12,146.50
     Jun-92               14,768.90          15,914.63      12,349.09
     Dec-92               15,341.87          17,245.10      12,498.83
     Jun-93               16,009.00          18,076.54      12,719.03
     Dec-93               16,373.00          18,967.86      12,842.35
     Jun-94               16,264.72          18,318.76      13,036.14
     Dec-94               16,776.71          19,215.82      13,185.88
     Jun-95               18,848.87          23,087.49      13,432.51
     Dec-95               20,392.06          26,408.21      13,520.59
     Jun-96               22,055.86          29,100.71      13,802.45
     Dec-96               23,591.69          32,501.57      13,969.81
     Jun-97               26,305.30          39,172.74      14,106.34
     Dec-97               28,102.33          43,319.28      14,225.18

Past performance is not predictive of future performance.

                            Yearly Risk Comparison
                               1/1/87 - 12/31/97

                           [BAR GRAPH APPEARS HERE]

                     Analytic Optioned
                        Equity Fund            S&P 500
                     -----------------        ---------
         1987              15.94                29.00
         1988               2.64                 7.59
         1989               5.98                11.69
         1990              14.01                24.75
         1991               2.68                 9.37
         1992               2.62                 4.00
         1993               3.21                 5.89
         1994               6.20                 9.20
         1995               1.28                 2.90
         1996               7.80                13.80
         1997               3.06                 6.54

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest directly in an unmanaged index.

The investment returns quoted represent past returns, net of all fees and expenses. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CPI-Consumer Price Index is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.


   FEDERAL INCOME TAX INFORMATION (UNAUDITED):
   For the year ended December 31, 1997, The Portfolio hereby designates $2,018,605 and $8,785,353 as 28% long-term capital gains dividends and 20% long-term capital gains dividends, respectively, for the purpose of the dividend paid deduction on their Federal income tax return.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997

                                                                 OUTSTANDING OPTIONS
                                                                   (*INDICATES PUT)
                                                        ---------------------------------------
                              INVESTMENTS                                       MARKET VALUE
                         ---------------------                               ------------------
                          NUMBER     MARKET     SHARES  EXPIRATION EXERCISE  PURCHASED WRITTEN
                         OF SHARES    VALUE    OPTIONED    DATE     PRICE     OPTIONS  OPTIONS
- -----------------------------------------------------------------------------------------------
COMMON STOCKS
- -----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.73% OF NET ASSETS
 Boeing Co..............   6,920   $   338,647   6,900    Jan'98   $ 52.50   $         $  2,156
- -----------------------------------------------------------------------------------------------
AUTO RELATED--0.88%
 Goodyear Tire & Rubber
  Co....................   3,000       190,875   3,000    Jan'98     75.00                  375
 TRW, Inc...............   4,000       213,500   4,000    Jan'98     65.00                  125
                                   -----------                                         --------
                                       404,375                                              500
- -----------------------------------------------------------------------------------------------
AUTOS & TRUCKS--5.16%
 Chrysler Corp..........  36,759     1,293,457
 Johnson Controls,
  Inc...................  23,164     1,106,081  15,000    Jan'98     50.00                3,750
                                                 8,100    Feb'98     50.00                7,087
                                   -----------                                         --------
                                     2,399,538                                           10,837
- -----------------------------------------------------------------------------------------------
BANKS / SAVINGS & LOANS--13.04%
 Banc One Corp..........   8,473       460,190
 BankAmerica Corp.......  10,000       730,000   7,500    Jan'98     75.00               11,250
 Barnett Banks, Inc.....   8,000       575,000
 Chase Manhattan Corp...  10,293     1,127,083   3,200    Jan'98    115.00                2,800
                                                 7,000    Jan'98    120.00                  875
 Citicorp...............   6,100       771,269   3,000    Jan'98    130.00                8,250
                                                 3,100    Jan'98    140.00                1,356
 First Chicago NBD
  Corp..................  10,921       911,904   7,500    Jan'98     85.00                9,375
 Fleet Norstar Financial
  Group.................   5,000       374,687   3,000    Jan'98     75.00                4,125
 J.P. Morgan & Co.......     306        34,540
 NationsBank Corp.......  17,911     1,089,212
                                   -----------                                         --------
                                     6,073,885                                           38,031
- -----------------------------------------------------------------------------------------------
BROAD BASED INDEX--0.41%
 S&P 500 Index..........                        10,000    Jan'98    900.00*    32,500
                                                10,000    Feb'98    925.00*   157,500
                                                                             --------
                                                                              190,000
- -----------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                 OUTSTANDING OPTIONS
                                                                   (*INDICATES PUT)
                                                        --------------------------------------
                              INVESTMENTS                                      MARKET VALUE
                         ---------------------                              ------------------
                          NUMBER     MARKET     SHARES  EXPIRATION EXERCISE PURCHASED WRITTEN
                         OF SHARES    VALUE    OPTIONED    DATE     PRICE    OPTIONS  OPTIONS
- ----------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
- ----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--0.17%
 Interpublic Group of
  Companies, Inc........   1,586   $    79,003
- ----------------------------------------------------------------------------------------------
COMPUTER SERVICES / SOFTWARE--2.13%
 Cisco Systems, Inc.**..  15,750       878,062  8,250     Jan'98   $ 80.00  $         $ 29,906
 First Data Corp. ......   5,000       146,250  5,000     Feb'98     30.00               7,500
                                   -----------                                        --------
                                     1,024,312                                          37,406
- ----------------------------------------------------------------------------------------------
COMPUTERS--2.05%
 International Business
  Machines Corp.........   9,070       948,382
- ----------------------------------------------------------------------------------------------
COSMETICS & PERSONAL CARE--0.05%
 Avon Products, Inc.....     400        24,550
- ----------------------------------------------------------------------------------------------
ELECTRONICS--2.71%
 General Electric Co....   3,863       283,448  2,500     Jan'98     75.00               2,969
 Hewlett-Packard Co. ...   7,543       471,437  7,500     Feb'98     70.00              11,250
 Motorola, Inc..........   9,000       513,563  4,500     Jan'98     75.00                 281
                                                4,500     Jan'98     95.00                 140
                                   -----------                                        --------
                                     1,268,448                                          14,640
- ----------------------------------------------------------------------------------------------
ELECTRIC / GAS / WATER UTILITIES--3.89%
 American Electric Power
  Co....................   5,000       258,125
 Duke Power Co..........   5,000       276,875
 People's Energy Corp...  21,571       849,358
 Southern Co............  16,000       414,000
                                   -----------
                                     1,798,358
- ----------------------------------------------------------------------------------------------
ENTERTAINMENT / ADVERTISING--1.43%
 The Walt Disney Co.....   7,000       693,438  3,500     Jan'98     90.00              31,938
- ----------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                 OUTSTANDING OPTIONS
                                                                   (*INDICATES PUT)
                                                        --------------------------------------
                              INVESTMENTS                                      MARKET VALUE
                         ---------------------                              ------------------
                          NUMBER     MARKET     SHARES  EXPIRATION EXERCISE PURCHASED WRITTEN
                         OF SHARES    VALUE    OPTIONED    DATE     PRICE    OPTIONS  OPTIONS
- ----------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
- ----------------------------------------------------------------------------------------------
FINANCIAL SERVICES & BROKERS--
 3.18%
 American Express Co....   3,300   $   294,525
 Federal National
  Mortgage Association..   7,000       399,437
 Merrill Lynch & Co. ...  12,000       875,250  12,000    Jan'98   $ 65.00  $         $ 97,500
                                   -----------                                        --------
                                     1,569,212                                          97,500
- ----------------------------------------------------------------------------------------------
FOOD--0.85%
 Wrigley Wm. Jr. Co. ...   5,000       397,813   5,000    Jan'98     80.00               5,313
- ----------------------------------------------------------------------------------------------
FOOD PROCESSING & WHOLESALE--8.35%
 Coca-Cola Co. .........  22,000     1,465,750   6,000    Jan'98     65.00              15,000
                                                10,000    Feb'98     70.00              16,875
 Conagra, Inc. .........  13,132       430,894
 Fleming Companies,
  Inc. .................  30,576       410,865
 Great Atlantic &
  Pacific Tea Co. ......  13,552       402,325
 SuperValu, Inc. .......  28,345     1,186,947
                                   -----------                                        --------
                                     3,896,781                                          31,875
- ----------------------------------------------------------------------------------------------
HOME--CONSTRUCTION / TOOLS / FURNISHING--0.58%
 Whirlpool Corp.........   5,000       275,000   5,000    Feb'98     60.00               5,000
- ----------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS / WARES--0.83%
 Clorox Co. ............   5,000       395,312   5,000    Jan'98     80.00              10,000
- ----------------------------------------------------------------------------------------------
INSURANCE--2.81%
 American International
  Group, Inc. ..........   2,400       261,000
 Loews Corp.............   9,097       965,419
 Torchmark Corp. .......   1,800        75,713   1,800    Feb'98     45.00               1,575
                                   -----------                                        --------
                                     1,302,132                                           1,575
- ----------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                 OUTSTANDING OPTIONS
                                                                   (*INDICATES PUT)
                                                        --------------------------------------
                              INVESTMENTS                                      MARKET VALUE
                         ---------------------                              ------------------
                          NUMBER     MARKET     SHARES  EXPIRATION EXERCISE PURCHASED WRITTEN
                         OF SHARES    VALUE    OPTIONED    DATE     PRICE    OPTIONS  OPTIONS
- ----------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
- ----------------------------------------------------------------------------------------------
MACHINERY--3.18%
 Caterpillar, Inc. .....    6,000  $   291,375   3,000    Jan'98   $ 50.00  $         $  1,875
 NACCO Industries, Inc.,
  Class A...............   11,050    1,184,422
                                   -----------                                        --------
                                     1,475,797                                           1,875
- ----------------------------------------------------------------------------------------------
METALS & MINING--2.04%
 Armco, Inc.............  172,533      851,882
 Barrick Gold, Corp.....    5,000       93,125   5,000    Jan'98     25.00                 156
                                   -----------                                        --------
                                       945,007                                             156
- ----------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING--5.96%
 Allied Signal Corp.....   10,000      389,375
 Eaton Corp.............   10,996      981,393   4,000    Jan'98     95.00                 875
 Tyco International
  Ltd. .................   31,380    1,414,061  10,000    Feb'98     45.00              25,000
                                   -----------                                        --------
                                     2,784,829                                          25,875
- ----------------------------------------------------------------------------------------------
OFFICE / BUSINESS EQUIPMENT--3.18%
 Harris Corp............   24,830    1,139,076  10,000    Jan'98     45.00              18,125
                                                10,000    Jan'98     50.00               1,875
                                                 4,800    Feb'98     47.50               7,200
 Xerox Corp.............    5,000      369,063   5,000    Jan'98     75.00               8,750
                                   -----------                                        --------
                                     1,508,139                                          35,950
- ----------------------------------------------------------------------------------------------
OIL / GAS DOMESTIC--1.82%
 Atlantic Richfield
  Co. ..................   10,000      801,250  10,000    Jan'98     90.00                 625
 Tenneco, Inc...........    1,000       39,500
                                   -----------                                        --------
                                       840,750                                             625
- ----------------------------------------------------------------------------------------------
OIL / GAS INTERNATIONAL--9.47%
 Amoco Corp.............    4,500      383,063   4,500    Jan'98    100.00                 563
 Ashland, Inc...........   22,475    1,206,627  12,200    Jan'98     55.00               9,913
                                                10,000    Feb'98     55.00              18,750

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                 OUTSTANDING OPTIONS
                                                                  (* INDICATES PUT)
                                                        --------------------------------------
                              INVESTMENTS                                      MARKET VALUE
                         ---------------------                              ------------------
                          NUMBER     MARKET     SHARES  EXPIRATION EXERCISE PURCHASED WRITTEN
                         OF SHARES    VALUE    OPTIONED    DATE     PRICE    OPTIONS  OPTIONS
- ----------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
- ----------------------------------------------------------------------------------------------
OIL / GAS INTERNATIONAL--
 (CONTINUED)
 Exxon Corp. ...........  14,677   $   898,049   5,000    Jan'98   $ 65.00  $         $  1,563
                                                 4,000    Jan'98     70.00                 375
 Mobil Corp.............  12,000       866,250  12,000    Jan'98     75.00               7,500
 Texaco, Inc............  19,644     1,068,142   8,000    Jan'98    125.00                 250
                                   -----------                                        --------
                                     4,422,131                                          38,914
- ----------------------------------------------------------------------------------------------
PAPER & PACKAGING--0.35%
 Stone Container
  Corp.**...............  15,411       160,852
- ----------------------------------------------------------------------------------------------
PHARMACEUTICAL & BIOTECHNOLOGY--9.49%
 Abbott Laboratories....  10,321       676,671
 American Home Products
  Corp. ................   8,034       614,601   8,000    Feb'98     80.00              14,500
 Bristol Myers Squibb
  Co. ..................   1,000        94,625
 Eli Lilly & Co.........  20,000     1,392,499  10,000    Jan'98     70.00              22,500
 Merck & Co.............   5,070       538,688   3,500    Jan'98    105.00              10,500
 Warner-Lambert Co. ....   9,438     1,170,312   6,000    Jan'98    120.00              37,500
                                                 3,400    Jan'98    125.00              11,475
                                   -----------                                        --------
                                     4,487,396                                          96,475
- ----------------------------------------------------------------------------------------------
PRINT AND PUBLISHING--0.65%
 Times Mirror Co.,
  Class A...............   5,000       307,500   2,500    Jan'98     60.00               5,781
- ----------------------------------------------------------------------------------------------
RAILROAD / TRUCKING / MISCELLANEOUS--0.23%
 C.S.X. Corp............   2,000       108,000
- ----------------------------------------------------------------------------------------------
RESTAURANTS & LODGING--1.90%
 Darden Restaurants,
  Inc...................  57,094       713,675
 McDonald's Corp........   3,500       167,125
                                   -----------
                                       880,800
- ----------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                           OUTSTANDING OPTIONS
                                                                            (* INDICATES PUT)
                                                                 ---------------------------------------
                                      INVESTMENTS                                       MARKET VALUE
                                 ---------------------                               -------------------
                                  NUMBER     MARKET      SHARES  EXPIRATION EXERCISE PURCHASED  WRITTEN
                                 OF SHARES    VALUE     OPTIONED    DATE     PRICE    OPTIONS   OPTIONS
- --------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
- --------------------------------------------------------------------------------------------------------
RETAIL--GENERAL / DEPARTMENT--0.94%
 Sears Roebuck & Co...........    10,000   $   452,500   7,500     Feb'98   $ 45.00  $         $  16,875
- --------------------------------------------------------------------------------------------------------
TELECOMMUNICATION UTILITIES--7.19%
 AirTouch Communications,
  Inc.**......................    11,626       483,206   7,500     Jan'98     40.00               15,938
 AT & T.......................    10,400       637,000
 Ameritech Corp. .............     5,000       402,500
 Bellsouth Corp. .............     7,400       416,712
 G T E Corp...................    26,876     1,404,271
                                           -----------                                         ---------
                                             3,343,689                                            15,938
- --------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT--0.95%
 Northern Telecom, Ltd........     5,000       445,000   5,000     Jan'98     95.00                5,000
- --------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.82%
 AMR Corp.**..................     3,000       385,500   3,000     Jan'98    130.00                8,062
- --------------------------------------------------------------------------------------------------------
TOTALS........................             $45,437,076                               $190,000  $ 538,297
- --------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS--98.17%
 (Cost $36,586,577)...........             $45,437,076
- --------------------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS--0.41%
 (Cost $370,600)..............                 190,000
- --------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.58%
 (Cost $36,957,177)...........              45,627,076
- --------------------------------------------------------------------------------------------------------
TOTAL WRITTEN OPTIONS--(1.16)%
 (Premiums received $570,334)..               (538,297)
- --------------------------------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
December 31, 1997

                                                                    INVESTMENTS
                                                                    -----------
                                                                      MARKET
                                                                       VALUE
- --------------------------------------------------------------------------------
CASH EQUIVALENTS--3.09%
 Vista Cash Managed Money Market Fund 5.21%
  (Cost $1,431,481)................................................ $ 1,431,481
- --------------------------------------------------------------------------------
EXCESS OTHER LIABILITIES OVER ASSETS (NET)--(0.51%)................    (234,603)
- --------------------------------------------------------------------------------
NET ASSETS (100%).................................................. $46,285,657
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

 ** Non-income producing security

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS***

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
 1. Coca Cola Co. ..............................................    3.1%
 2. GTE Corp. ..................................................    3.0
 3. Tyco International Ltd. ....................................    3.0
 4. Eli Lilly & Co. ............................................    3.0
 5. Chrysler Corp. .............................................    2.8
 6. SuperValu Stores............................................    2.6
 7. NACCO Industries, Inc., Class A.............................    2.6
 8. Ashland, Inc. ..............................................    2.5
 9. Chase Manhattan Corp. ......................................    2.4
10. Warner-Lambert..............................................    2.4

- -----------------------------------------------------------------------------
*** Reduced by written options and excludes cash equivalents.

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

- -------------------------------------------------------------------------------
ASSETS:
 Investments at market value (identified cost $36,957,177)........ $45,627,076
 Cash equivalents.................................................   1,431,481
 Cash held by brokers.............................................      90,450
 Cash.............................................................       3,955
 Dividends receivable.............................................      78,397
 Interest receivable..............................................         204
 Other assets.....................................................       3,646
- -------------------------------------------------------------------------------
  Total assets....................................................  47,235,209
- -------------------------------------------------------------------------------
LIABILITIES:
 Written options outstanding at market value (premiums received
  $570,334).......................................................     538,297
 Distributions payable............................................     254,782
 Payable for shares redeemed......................................      62,785
 Payable for investment advisory fees.............................      32,053
 Payable for administrative fees..................................      20,778
 Payable for variation margin on futures..........................         450
 Other liabilities................................................      40,407
- -------------------------------------------------------------------------------
  Total liabilities...............................................     949,552
- -------------------------------------------------------------------------------
NET ASSETS........................................................ $46,285,657
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
REPRESENTED BY:
 Paid in capital.................................................. $37,457,421
 Distributions in excess of net investment income.................      (5,591)
 Undistributed net realized gains.................................     149,316
 Net unrealized appreciation of investments.......................   8,684,511
- -------------------------------------------------------------------------------
                                                                   $46,285,657
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
 Net asset value, purchase and redemption price per outstanding capital share (100,000,000 shares of no par capital shares au-
  thorized, 3,555,928 capital shares outstanding)................. $     13.02
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended December 31, 1997

- ----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest........................................................     $    72,202
 Dividend........................................................         999,609
- ----------------------------------------------------------------------------------
  Total investment income........................................       1,071,811
- ----------------------------------------------------------------------------------
EXPENSES:
 Investment advisory and management fees.........................         389,998
 Administrative fees.............................................         115,544
 Audit fees......................................................          45,282
 Custodian fees..................................................          38,844
 Shareholder services, reports, and notices......................          33,457
 Registration fees...............................................          24,745
 Legal fees......................................................          12,189
 Directors' fees and expenses....................................          12,080
 Miscellaneous fees..............................................           8,450
- ----------------------------------------------------------------------------------
Total expenses...................................................         680,589
- ----------------------------------------------------------------------------------
EXPENSE REDUCTIONS...............................................          (1,867)
- ----------------------------------------------------------------------------------
NET EXPENSES.....................................................         678,722
- ----------------------------------------------------------------------------------
NET INVESTMENT INCOME............................................         393,089
- ----------------------------------------------------------------------------------
NET REALIZED GAINS (LOSSES) ON:
 Investments.....................................................      16,359,380
 Written options.................................................      (5,346,126)
 Futures.........................................................         (10,128)
- ----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN..........................................      11,003,126
- ----------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION ON:
 Investments.....................................................      (3,326,076)
 Futures transactions............................................         (17,425)
 Written option transactions.....................................       1,035,632
- ----------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION / DEPRECIATION.......      (2,307,869)
- ----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN.................................       8,695,257
- ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................     $ 9,088,346
- ----------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                          1997         1996
- --------------------------------------------------------------------------------
OPERATIONS:
 Net investment income............................... $    393,089  $   694,100
 Net realized gain on investments....................   11,003,126    2,783,447
 Change in unrealized appreciation/depreciation on
  investments........................................   (2,307,869)   3,607,945
- --------------------------------------------------------------------------------
  Increase in net assets from operations.............    9,088,346    7,085,492
- --------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS:
 From net investment income..........................     (393,089)    (700,644)
 In excess of net investment income..................       (5,591)         --
 From net realized gains.............................  (10,854,215)  (2,598,524)
- --------------------------------------------------------------------------------
  Decrease in net assets from distributions..........  (11,252,895)  (3,299,168)
- --------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
 Proceeds from sales of 422,622 and 865,241 capital
  shares for the years ended December 31, 1997 and
  1996, respectively.................................    6,552,231   11,970,173
 Proceeds from 839,596 and 192,456 capital shares
  issued upon reinvestment of distributions for the
  years ended December 31, 1997 and 1996,
  respectively.......................................   10,959,522    2,761,283
 Cost of 1,355,012 and 624,996 capital shares
  redeemed for the years ended December 31, 1997 and
  1996, respectively.................................  (21,545,351)  (8,681,585)
- --------------------------------------------------------------------------------
  Increase (decrease) in net assets from fund share
   transactions......................................   (4,033,598)   6,049,871
- --------------------------------------------------------------------------------
 Net increase (decrease) in net assets...............   (6,198,147)   9,836,195
  Net assets, beginning of year......................   52,483,804   42,647,609
- --------------------------------------------------------------------------------
  Net assets, end of year (including distributions in
   excess of net investment income of $5,591 and $0,
   respectively)..................................... $ 46,285,657  $52,483,804
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                See accompanying Notes to Financial Statements.

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
FINANCIAL HIGHLIGHTS

                                            YEAR ENDED DECEMBER 31
                                    -------------------------------------------
                                     1997     1996     1995     1994     1993
- --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR.............................  $ 14.38  $ 13.26  $ 11.12  $ 11.96  $ 11.97
- --------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............     0.13     0.20     0.24     0.31     0.33
 Net realized or unrealized gains
  (losses) on investments and
  options.........................     2.61     1.87     2.14    (0.02)    0.48
- --------------------------------------------------------------------------------
  Total from investment
   operations.....................     2.74     2.07     2.38     0.29     0.81
- --------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income(1)....     0.13     0.20     0.24     0.31     0.33
 From net realized gains..........     3.97     0.75     0.00     0.82     0.49
- --------------------------------------------------------------------------------
  Total distributions.............     4.10     0.95     0.24     1.13     0.82
- --------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......  $ 13.02  $ 14.38  $ 13.26  $ 11.12  $ 11.96
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
TOTAL RETURN......................    19.11%   15.66%   21.52%    2.47%    6.73%
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period ($000)..  $46,286  $52,484  $42,648  $48,254  $76,948
Ratio of expenses to average net
 assets:
 Before expense reimbursement.....     1.30%    1.34%    1.38%    1.10%    1.07%
 After expense reimbursement......      --      1.23%    1.22%     --       --
Ratio of net investment income to
 average net assets...............     0.75%    1.43%    1.87%    3.45%    2.51%
Portfolio turnover rate...........    75.41%   43.17%   32.37%   48.71%   36.19%
Average commission rate (2).......  $0.0591  $0.0446  $0.0442      --       --
- --------------------------------------------------------------------------------

(1) For the year ended December 31, 1997, the distributions in excess of net investment income amounted to $0.002.
(2) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged. The formula for calculating the average commission rate is total commission paid divided by the total shares purchased and sold. Each option contract is 100 shares.

                See accompanying Notes to Financial Statements.

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company.

The Fund's investment objective is to obtain a greater long-term total return and smaller fluctuations in quarterly return from a diversified, hedged common stock portfolio than would be realized from the same portfolio unhedged. The Fund attempts to achieve this objective by investing primarily in dividend paying common stocks on which options are traded on national securities exchanges, in securities convertible into common stocks, and selling covered call options and secured put options. The Fund may also hedge its securities by purchasing put and call options on its portfolio securities, purchasing put and selling call options on the same securities, and engaging in transactions in stock index and interest rate futures, stock index options, and options on stock index and interest rate futures.

The following is a summary of the Fund's significant accounting policies.

SECURITIES VALUATION--Common stocks and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day of the valuation or, in the absence of a sale that day, at the mean between the last current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

INVESTMENT INCOME AND SECURITIES TRANSACTIONS--Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Interest income on bonds is not reduced by amortization of premium paid but is increased by amortization of any discount. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses from securities transactions are reported on an identified cost basis for financial statement purposes.

EXPENSE REDUCTIONS--The Portfolio has directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. This amount is shown as an expense reduction on the statement of operations.

WRITTEN OPTION ACCOUNTING PRINCIPLES--Covered call options and secured put options are written on the Fund's portfolio in order (i) to achieve, through the receipt of premiums, a higher long-term return than would be received from the same portfolio unhedged and (ii) to reduce the fluctuation in this total return. When the Fund writes a call or put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

When the Fund writes a put option, cash equal to the exercise price is placed in an interest-bearing escrow account to secure the outstanding put option. When a put option expires, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss on the option transaction, the cash is released from escrow, and the liability related to such option is extinguished. When a put option is exercised, the Fund uses the cash in escrow to purchase the security, the cost of the security is reduced by the premium originally received, and no gain or loss is recognized.

FUND SHARE VALUATION--Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less the sum of liabilities and the value of outstanding options, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES--It is the Fund's intention to continue to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

The cost of investments for Federal income tax purposes at December 31, 1997 was $36,957,177. Net unrealized appreciation of $8,669,899 was comprised of aggregate gross unrealized appreciation of $9,463,559 less aggregate gross depreciation of $793,660.

CASH AND CASH EQUIVALENTS--Cash and cash equivalents at December 31, 1997 consist of cash on deposit and money market funds valued at cost, which approximates market value. Cash held by brokers consists of cash held in margin accounts to cover futures activity.

ESTIMATES--The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY AGREEMENT AND "AFFILIATED PERSONS"

Analytic.TSA Global Asset Management, Inc. is the investment adviser (the "Adviser") of the Fund. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation, a holding company that purchased all of the voting common stock of the Adviser on May 9, 1985. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of options, and makes recommendations to the Fund's board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement the Fund pays the adviser an annual fee equal to 0.75% of the first $100,000,000 of average daily net assets, 0.65% of the next $100,000,000 of average daily net assets, and 0.55% of average net assets in excess of $200,000,000. At December 31, 1997, five officers and one director of the Fund also became officers and director of the Adviser.

                        THE DEFENSIVE EQUITY PORTFOLIO
                       OF ANALYTIC OPTIONED EQUITY FUND

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. ADMINISTRATION SERVICES

Effective May 15, 1997, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of United Asset Management Corporation, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Fund under a Fund Administration Agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of other funds administered by UAM Fund Services, Inc., and The Analytic Series Fund and The Analytic Optioned Equity Fund on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of the average daily net assets of the Fund. Also, effective May 15, 1997, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a wholly owned subsidiary of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing, and transfer agent services. Pursuant to the Mutual Funds Services Agreement, the Administrator pays CGFSC a monthly fee. For the period May 15, 1997 to December 31, 1997, UAM Fund Services, Inc. earned $67,766 from the Portfolio as Administrator of which $47,684 was paid to CGFSC for their services.

Prior to May 15, 1997, the Adviser served as the administrator, fund accounting and transfer agent to the Analytic Funds. For its service, the Adviser received annual fees, computed daily and payable monthly, based on the number of accounts and the average daily net assets of each portfolio. For the period January 1, 1997 to May 14, 1997, the Adviser earned $47,778 as Administrator.

4. INVESTMENT ACTIVITY

For the year ended December 31, 1997, the cost basis of purchases and proceeds of sales of investments aggregated $39,769,425, and $61,366,744 (including $970,666 premiums for call options exercised), respectively.

5. FUTURES AND WRITTEN OPTIONS CONTRACTS

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include written options and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                         THE DEFENSIVE EQUITY PORTFOLIO
                        OF ANALYTIC OPTIONED EQUITY FUND

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Transactions in option contracts written were as follows:

                             NUMBER OF
                             CONTRACTS  PREMIUMS
                             --------- -----------
   Outstanding at beginning
    of year................     7,582  $ 1,929,290
   Options written.........    22,466    6,151,797
   Options terminated in
    closing purchase trans-
    actions................   (15,026)  (5,089,108)
   Options expired.........    (7,102)  (1,450,979)
   Options exercised.......    (4,462)    (970,666)
                              -------  -----------
   Outstanding at end of
    year...................     3,458  $   570,334
                              =======  ===========

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Defensive Equity Portfolio of Analytic Optioned Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of The Defensive Equity Portfolio of Analytic Optioned Equity Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and outstanding options at December 31, 1997 by correspondence with the custodian and brokers; where confirmations were not received, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Defensive Equity Portfolio of Analytic Optioned Equity Fund as of December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                                 ANALYTICFUNDS


                                 THE DEFENSIVE
                                EQUITY PORTFOLIO


                              of Analytic Optioned
                                  Equity Fund


                                 ANNUAL REPORT
                               December 31, 1997

            [LOGO OF 100% NO-LOAD/TM/ MUTUAL FUND COUNCIL APPEARS HERE]

OFFICERS AND DIRECTORS

CHAIRMAN OF THE
BOARD OF DIRECTORS                       Michael F. Koehn

DIRECTOR                                 Michael D. Butler

DIRECTOR                                 Robertson Whittemore

PRESIDENT                                Harindra de Silva

EXECUTIVE VICE PRESIDENT
AND SECRETARY                            Charles L. Dobson

TREASURER                                Gregory M. McMurran

SENIOR VICE PRESIDENT                    Angelo A. Calvello

SENIOR VICE PRESIDENT                    Marie Nastasi Arlt


INVESTMENT ADVISER
Analytic . TSA Global Asset Management, Inc.
700 South Flower Street, Suite 2400
Los Angeles, CA 90017

TRANSFER AGENT, DIVIDEND DISBURSEMENT AGENT, AND
SHAREHOLDER RELATIONS SERVICING AGENT
UAM Fund Services, Inc.
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208

CUSTODIAN
The Chase Manhattan Bank
1211 Avenue of the Americas
New York, NY 10036

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

THE DEFENSIVE EQUITY PORTFOLIO
OF ANALYTIC OPTIONED EQUITY FUND
The Analytic Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208
Phone: (800) 374-2633

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.